EXHIBIT 99.1



                       FINANCIAL ASSET SECURITIES CORP.,

                                   Depositor

                       NEW CENTURY MORTGAGE CORPORATION,

                                   Servicer

                            NC CAPITAL CORPORATION,

                                    Seller

                         FIRSTAR BANK MILWAUKEE, N.A.,

                                    Trustee

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                              Trust Administrator

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1999

                       ---------------------------------

                      NEW CENTURY HOME EQUITY LOAN TRUST,
                                SERIES 1999-NCA


                                             TABLE OF CONTENTS

Section                                                                                               Page

                                                 ARTICLE I.

                                                DEFINITIONS

   Section 1.01.      Defined Terms......................................................................2
   Section 1.02.      Accounting........................................................................36

                                                ARTICLE II.
                               ESTABLISHMENT OF THE TRUST; PURCHASE AND SALE
                            OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01.      Establishment of the Trust........................................................37
   Section 2.02.      Purchase and Sale of Mortgage Loans...............................................37
   Section 2.03.      Grant of Security Interest........................................................37
   Section 2.04.      Document Delivery Requirements....................................................38
   Section 2.05.      Acceptance of Subsidiary REMIC by Trustee.........................................41
   Section 2.06.      Repurchase or Substitution of Mortgage Loans by the Seller or the Servicer........43
   Section 2.07.      Representations and Warranties with Respect to the Mortgage Loans.................47
   Section 2.08.      Representations and Warranties of the Seller......................................47
   Section 2.09.      Representations, Warranties and Covenants of the Servicer.........................50
   Section 2.10.      Representations and Warranties of the Depositor...................................53
   Section 2.11.      Execution of Certificates.........................................................55
   Section 2.12.      Additional Transfers..............................................................55
   Section 2.13.      Mandatory Prepayment..............................................................57
   Section 2.14.      Designation of Interests in the Master and Subsidiary REMICs......................57

                                                ARTICLE III.
                                 ADMINISTRATION AND SERVICING OF THE TRUST

   Section 3.01.      Administration of the Trust; Servicing of the Mortgage Loans......................60
   Section 3.02.      Subservicing Agreements Between Servicer and Subservicers.........................64
   Section 3.03.      Successor Subservicers, Termination of Subservicing Agreement.....................66
   Section 3.04.      Liability of the Servicer.........................................................66
   Section 3.05.      No Contractual Relationship Between Subservicers and Trust Administrator,
                      Trustee or Certificateholders.....................................................66
   Section 3.06.      Assumption or Termination of Sub-Servicing Agreements by Trust Administrator......67
   Section 3.07.      Collection of Certain Mortgage Loan Payments......................................67
   Section 3.08.      Subservicing Accounts.............................................................68
   Section 3.09.      Collection of Taxes, Assessments and Similar Items; Servicing Accounts............69
   Section 3.10.      Collection Account................................................................69
   Section 3.11.      Withdrawals from the Collection Account...........................................71
   Section 3.12.      Investment of Funds in the Accounts...............................................73
   Section 3.13.      Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage....74
   Section 3.14.      Enforcement of Due-on-Sale Clauses; Assumption Agreements.........................76
   Section 3.15.      Realization upon Defaulted Mortgage Loans.........................................77
   Section 3.16.      Trustee and Trust Administrator to Cooperate; Release of Mortgage Files...........79
   Section 3.17.      Servicing Compensation............................................................80
   Section 3.18.      Reports to the Trust Administrator and the Trustee; Collection Account Statements.80
   Section 3.19.      Statement as to Compliance and Financial Statements...............................81
   Section 3.20.      Independent Public Accountants'Servicing Report...................................82
   Section 3.21.      Access to Certain Documentation...................................................82
   Section 3.22.      Title, Management and Disposition of REO Property.................................83
   Section 3.23.      Prepayment Interest Shortfalls....................................................85
   Section 3.24.      First Liens.......................................................................86
   Section 3.25.      Indemnification...................................................................86
   Section 3.26.      Certain Procedures Relating to Successor Subservicers and Successor Servicers.....87
   Section 3.27.      Reports to the Securities and Exchange Commission.................................88
   Section 3.28.      Servicing Termination.............................................................88

                                                ARTICLE IV.
                                               FLOW OF FUNDS

   Section 4.01.      Establishment of Accounts.........................................................90
   Section 4.02.      The Certificate Insurance Policy..................................................90
   Section 4.03.      Deposits into, and Transfers Among, the Accounts..................................93
   Section 4.04.      Flow of Funds and Distributions...................................................93
   Section 4.05.      Statements to Certificateholders..................................................98
   Section 4.06.      Remittance Reports; Delinquency Advances by the Servicer and Insurance Claims....102
   Section 4.07.      Compliance with Withholding Requirements.........................................103
   Section 4.08.      Pre-Funding Accounts and Capitalized Interest Accounts...........................103

                                                 ARTICLE V.
                                              THE CERTIFICATES

   Section 5.01.      The Certificates.................................................................106
   Section 5.02.      Registration of Transfer and Exchange of Certificates............................107
   Section 5.03.      Mutilated, Destroyed, Lost or Stolen Certificates................................110
   Section 5.04.      Persons Deemed Certificateholders................................................110
   Section 5.05.      Book-Entry Certificates..........................................................110
   Section 5.06.      Notices to Depository............................................................111
   Section 5.07.      Definitive Certificates..........................................................112

                                                ARTICLE VI.
                                 THE SELLER, THE DEPOSITOR AND THE SERVICER

   Section 6.01.      Liability of the Seller, the Depositor and the Servicer..........................113
   Section 6.02.      Merger or Consolidation of the Seller or the Servicer............................113
   Section 6.03.      Limitation on Liability of the Seller, the Depositor, the Servicer, any Subservicer and Others.      113
   Section 6.04.      Limitation on Resignation of the Servicer; No Assignment or Delegation of Duties by Servicer.        114
   Section 6.05.      Rights of the Seller, the Depositor, the Certificateholders and Others in Respect of the Servicer.   115
   Section 6.06.      Eligibility Requirements for Servicer............................................116

                                                ARTICLE VII.
                                                  DEFAULT

   Section 7.01.      Servicer Defaults; Certain Matters Affecting the Servicer........................117
   Section 7.02.      Trust Administrator or Trustee to Act; Appointment of Successor..................119
   Section 7.03.      Notification to Mortgagors and Certificateholders................................121
   Section 7.04.      Additional Remedies of Trust Administrator upon Servicer Defaults................121
   Section 7.05.      Waiver of Servicer Defaults......................................................122
   Section 7.06.      Survivability of Servicer Liabilities............................................122

                                               ARTICLE VIII.
                             CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

   Section 8.01.      Duties of Trustee and the Trust Administrator....................................123
   Section 8.02.      Certain Matters Affecting the Trustee and the Trust Administrator................124
   Section 8.03.      Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.126
   Section 8.04.      Trustee and Trust Administrator May Own Certificates.............................126
   Section 8.05.      Expenses of Trustee and Trust Administrator......................................126
   Section 8.06.      Trustee and Trust Administrator Eligibility Requirements.........................127
   Section 8.07.      Resignation and Removal of the Trustee and the Trust Administrator...............127
   Section 8.08.      Successor Trustee and Trust Administrator........................................129
   Section 8.09.      Merger or Consolidation of Trustee or Trust Administrator........................130
   Section 8.10.      Appointment of Co-Trustee or Separate Trustee....................................130
   Section 8.11.      Trust Administrator Records......................................................131
   Section 8.12.      Appointment of Office or Agency..................................................131
   Section 8.13.      Exercise of Trustee Powers by Certificateholders.................................132

                                                ARTICLE IX.
                             CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

   Section 9.01.      Certain Rights of the Certificate Insurer........................................133
   Section 9.02.      Trustee To Act Solely with Consent of the Certificate Insurer....................133
   Section 9.03.      Trust Estate and Accounts Held for Benefit of the Certificate Insurer and the Certificateholders.    134
   Section 9.04.      Effect of Payments by the Certificate Insurer; Subrogation.......................135
   Section 9.05.      Notices to the Certificate Insurer...............................................135
   Section 9.06.      Third-Party Beneficiary..........................................................135
   Section 9.07.      Trustee to Hold the Policy.......................................................135

                                                 ARTICLE X.
                                                TERMINATION

   Section 10.01.     Termination......................................................................136
   Section 10.02.     Additional Termination Requirements..............................................138

                                                ARTICLE XI.
                                          MISCELLANEOUS PROVISIONS

   Section 11.01.     Amendment........................................................................139
   Section 11.02.     Recordation of Agreement; Counterparts...........................................140
   Section 11.03.     Limitation on Rights of Certificateholders.......................................140
   Section 11.04.     Governing Law; Jurisdiction......................................................141
   Section 11.05.     Notices..........................................................................141
   Section 11.06.     Severability of Provisions.......................................................142
   Section 11.07.     Article and Section References...................................................142
   Section 11.08.     Notice to the Rating Agencies....................................................143
   Section 11.09.     Further Assurances...............................................................144
   Section 11.10.     Benefits of Agreement. ..........................................................140
   Section 11.11.     Acts of Certificateholders.......................................................144
   Section 11.12.     Tax Matters Person...............................................................145


EXHIBITS:

Exhibit A         Forms of Senior Certificates
Exhibit B         Form of Class P Certificates
Exhibit C         Forms of Class R Certificates
Exhibit D         Mortgage Loan Schedule
Exhibit E-1       Request for Release
Exhibit E-2       Request for Release (Mortgage Loans Paid in Full)
Exhibit F-1       Form of Trust Administrator's Initial Certification
Exhibit F-2       Form of Trust Administrator's Final Certification
Exhibit F-3       Form of Trust Administrator's Quarterly Certification
Exhibit G         Form of Collection Account Certification
Exhibit H         Form of Liquidation Report
Exhibit I         Form of Collection Account Activity Report
Exhibit J         Forms of Transfer Certification
Exhibit K         Form of Class R Certificate Transfer Affidavit
Exhibit L         Form of Written Order to Authenticate
Exhibit M         New Century's Underwriting Guidelines
Exhibit N         Depository Agreement
Exhibit O         Form of Servicer Request for Reimbursement
Exhibit P         Form of Additional Transfer Agreement



          This Pooling and Servicing Agreement is dated as of June 1, 1999 (the "Agreement"), among FINANCIAL ASSET SECURITIES CORP., as depositor (the "Depositor"), NEW CENTURY MORTGAGE CORPORATION, as servicer (in such capacity, the "Servicer" or "New Century"), NC CAPITAL CORPORATION, as seller (the "Seller"), FIRSTAR BANK MILWAUKEE, N.A., as trustee (the "Trustee"), and U.S. BANK NATIONAL ASSOCIATION, as trust administrator (the "Trust Administrator").

                            PRELIMINARY STATEMENT:

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          WHEREAS, New Century is in the business of originating or purchasing from others certain mortgage loans, including the Mortgage Loans;

          WHEREAS, the Depositor has purchased from the Seller Mortgage Loans originated or purchased by New Century and wishes to establish a trust administered by the Trustee and the Trust Administrator, which trust will (i) purchase the Mortgage Loans from the Depositor, with the result that the entire beneficial ownership of the Mortgage Loans will be in the Trust Estate, and (ii) issue pass-through certificates which in the aggregate will evidence the entire beneficial ownership in the Trust Estate, with the result that, following such purchase from the Depositor, the Trustee will hold legal title to the Trust Estate and the Certificateholders will hold beneficial title to the Trust Estate; and

          WHEREAS, the Servicer wishes to provide for the servicing of the Mortgage Loans on the terms and conditions herein set forth;

          WHEREAS, the Depositor intends that two REMIC elections will be made with respect to the Trust Estate for federal income tax purposes. The Subsidiary REMIC will consist of all of the assets constituting the Trust Estate (other than the Pre-Funding and Capitalized Interest Accounts and the Subsidiary REMIC Interests) and will be evidenced by (i) the Subsidiary REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Subsidiary REMIC) and (ii) the SR Interest (which will represent the sole "residual interest" in the Subsidiary REMIC). The Trustee will hold the Subsidiary REMIC Regular Interests. The Master REMIC will consist of the Subsidiary REMIC Regular Interests and will be evidenced by the Regular Certificates (which will represent the "regular interests" in the Master REMIC) and the MR Interest (which will represent the sole "residual interest" in the Master REMIC). The Class R Certificates will represent beneficial ownership of the SR Interest and the MR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Seller, the Depositor, the Servicer, the Trustee and the Trust Administrator agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

      Section 1.01. Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months, except that calculations in respect of interest on the Class A-1 Certificates shall be made on the basis of the actual number of days elapsed divided by 360 days.

          Many of the defined terms listed below may apply to both Loan Groups or Certificate Groups and are sometimes used in this Agreement to refer to a particular Loan Group or Certificate Group by the adjectival use of the words "Group I" and "Group II".

          "1933 Act": The Securities Act of 1933, as amended.

          "Accepted Servicing Procedures": The servicing procedures set forth in Section 3.01(b)(i).

          "Account": Any of the Collection Account, Certificate Account, Pre-Funding Accounts or Capitalized Interest Accounts.

          "Accrual Period": With respect to any Subsidiary REMIC Regular Interest and any Class of Regular Certificates (other than Subsidiary Interest 1 and the Class A-1 Certificates) and any Distribution Date, the calendar month preceding the month of such Distribution Date (such calendar month assumed for purposes of this definition to have 30 days). With respect to Subsidiary Interest 1 and the Class A-1 Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, with respect to the first Distribution Date, on the Closing Date) and ending on the day immediately preceding such Distribution Date.

          "Addition Notice": A notice (which may be verbal or written) provided to the Certificate Insurer, Rating Agencies, Trust Administrator and Trustee pursuant to Section 2.12(b)(i) hereof.

          "Additional Cut-off Date Deposit": With respect to any Additional Transfer Date and any Additional Mortgage Loan transferred to the Trust that does not have a Monthly Payment during the Due Period of such transfer, an amount equal to the product of (a) the Loan Balance of such Additional Mortgage Loan on the related Cut-off Date and (b) one-twelfth of the Net Mortgage Rate on such Additional Mortgage Loan, and (c) the number of Due Periods from, but excluding, the Due Period of such transfer to, and including, the Due Period in which such Mortgage Loan has its first Monthly Payment due.

          "Additional Mortgage Loans": The Mortgage Loans sold to the Trust for inclusion in Group I or Group II pursuant to Section 2.12 of this Agreement and an Additional Transfer Agreement, which shall be listed on the mortgage loan schedule attached to the Additional Transfer Agreement.

          "Additional Servicing Compensation": As defined in Section 3.17 hereof.

          "Additional Transfer Agreement": Each Additional Transfer Agreement executed by the Trustee (solely in its capacity as Trustee and not in its individual capacity) and the Seller substantially in the form of Exhibit P hereto, by which Additional Mortgage Loans are sold and assigned to the Trust.

          "Additional Transfer Date": The date specified in each Additional Transfer Agreement, provided that in no event shall there be more than two such Additional Transfer Dates.

          "Administrative Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Administrative Fee Rate, multiplied by (ii) the aggregate Loan Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date). The fee payable to the Trust Administrator for all services rendered by it in the exercise and performance of any of the powers and duties of the Trust Administrator hereunder will be paid by the Trustee out of the Administrative Fee.

          "Administrative Fee Rate": 0.0095% per annum.

          "Aggregate Loan Balance": With respect to any date of determination, the aggregate of the Loan Balances of the Mortgage Loans, calculated as of such date of determination; provided, however, that the Aggregate Loan Balance with respect to the Distribution Date on which the Termination Price is to be paid will be deemed to have been equal to zero as of the last day of the related Due Period.

          "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          "Annual Loss Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the twelve months ending on the last day of the preceding month and the denominator of which is the aggregate Loan Balance of the Mortgage Loans and REO Properties as of the first day of the twelfth preceding calendar month.

          "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage to the assignee thereof (or, if such sale or transfer is to the Trustee, then to the Trustee for the benefit of Certificateholders), which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

          "Available Funds": With respect to any Distribution Date, the sum of Group I Available Funds and Group II Available Funds.

          "Available Funds Shortfall": With respect to any Distribution Date, an amount equal to the sum of (a) the amount, if any, by which the Interest Distribution Amount for such Distribution Date exceeds the Available Funds for such Distribution Date and (b) the OC Deficit for such Distribution Date.

          "Bankruptcy Code": The Bankruptcy Code, as amended (Title 11 to the United States Code).

          "BIF": The Bank Insurance Fund of the FDIC.

          "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06 hereof). On the Closing Date, all the Offered Certificates shall be Book-Entry Certificates.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in The City of New York, California or in the city in which the corporate trust offices of the Trustee or the Trust Administrator is located are authorized or obligated by law or executive order to be closed.

          "Calculation Date": With respect to any Distribution Date, the first day of the calendar month in which such Distribution Date occurs.

          "Call Option Date": The later of (i) the first Distribution Date on which the Aggregate Loan Balance as of the end of the immediately preceding Due Period is less than or equal to 10% of the Cut-off Date Pool Balance and
(ii) the Distribution Date in June 2002.

          "Capitalized Interest Account": Either of the accounts designated as such and established and maintained by the Trust Administrator pursuant to
Section 4.08 hereof.

          "Capitalized Interest Requirement": With respect to the Distribution Date in July 1999 for a Loan Group, the product of (a) a fraction, the numerator of which is the related Pre-Funding Amount on the Closing Date less the Loan Balance of any Additional Mortgage Loan transferred to the Trust during the Pre-Funding Period that has a Monthly Payment due during the related Due Period and the denominator of which is the sum of the related Pre-Funding Amount on the Closing Date and the Loan Balance for the Related Loan Group on the Closing Date and (b) the Interest Distribution Amount for the related Certificate Group and Class A-8IO Component for the related Accrual Period plus the Related Loan Group's allocable portion of the Servicing Fee, the Administrative Fee and the premium due to the Certificate Insurer.

          "Certificate": Any Regular Certificate or Class R Certificate.

          "Certificate Account": The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 4.01 hereof which shall be entitled "Certificate Account, U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee, in trust for the registered Certificateholders of New Century Asset Backed Pass-Through Certificates, Series 1999-NCA", and which must be an Eligible Account.

          "Certificate Group": Either the Group I Certificates or the Group II Certificates, as the context may require.

          "Certificate Insurer": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successor thereto.

          "Certificate Insurer Default": The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Policy in accordance with its terms.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

          "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

          "Certificate Principal Balance": With respect to any Regular Certificate (other that a Class A-8IO Certificate) and, the product of (i) the Percentage Interest represented by the related Regular Certificate and (ii) the Class Certificate Principal Balance of the related Class as of such date of determination.

          "Certificate Notional Balance": With respect to a Class A-8IO Certificate and any date of determination, the product of (i) the Percentage Interest represented by such Class A-8IO Certificate and (ii) the Class Notional Balance of the Class A-8IO Certificates.

          "Certificate Register": The register maintained pursuant to Section
5.02 hereof.

          "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "Class": Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in (i) the Initial Certificate Principal Balance or Initial Class Notional Balance, as the case may be, and (ii) the Percentage Interest evidenced thereby.

          "Class A-1 Certificate," "Class A-2 Certificate," "Class A-3 Certificate," "Class A-4 Certificate," "Class A-5 Certificate," "Class A-6 Certificate," "Class A-7 Certificate," "Class A-8IO Certificate" and "Class P Certificate": Any one of the related Classes of Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed, authenticated and delivered by the Trustee or the Trust Administrator, representing the right to distributions as set forth herein and therein, and evidencing an interest designated as a "regular interest" in the REMIC Trust for purposes of the REMIC Provisions.

          "Class A-6 Priority Distribution Amount": As of any Distribution Date, the lesser of (a) the product of (x) the Group I Basic Principal Distribution Amount, (y) the Class A-6 Pro Rata Percentage and (z) the Shift Percentage and (b) the Group I Basic Principal Distribution Amount.

          "Class A-6 Pro Rata Percentage": As of any Distribution Date, a fraction the numerator of which is the Class Certificate Principal Balance of the Class A-6 Certificates on such Distribution Date and the denominator of which is the aggregate of the Class Certificate Principal Balances of all Classes of Group I Certificates on such Distribution Date.

          "Class A-8IO Component": Either the Class A-8IO-I Component or Class A-8IO-II Component, as the context may require.

          "Class A-8IO-I Component": A regular interest in the Master REMIC that is entitled to 100% of the interest accruals on the Class A-8IO-I Component Notional Balance. Ownership of the Class A-8IO-I Component is represented by the Class A-8IO Certificate.

          "Class A-8IO-II Component": A regular interest in the Master REMIC that is entitled to 100% of the interest accruals on the Class A-8IO-II Component Notional Balance. Ownership of the Class A-8IO-II Component is represented by the Class A-8IO Certificate.

          "Class A-8IO-I Component Notional Balance": As of any Distribution Date, an amount equal to the Specified Principal Balance of Subsidiary Interest 6.

          "Class A-8IO-II Component Notional Balance": As of any Distribution Date, an amount equal to the Specified Principal Balance of Subsidiary Interest 7-b.

          "Class Certificate Notional Balance": As of any Distribution Date and with respect to the Class A-8-IO Certificates, an amount equal to the sum of the Class A-8IO-I Component Notional Balance and the Class A-8IO-II Component Notional Balance.

          "Class Certificate Principal Balance": With respect to any Class of Regular Certificates (other than the Class A-8IO Certificates) and any date of determination, the Original Class Certificate Principal Balance of such Class reduced by the sum of all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates.

          "Class R Certificate": Any one of the Class R Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit C, executed, authenticated and delivered by the Trustee or the Trust Administrator, representing the right to distributions as set forth herein and therein, and evidencing the SR Interest and the MR Interest.

          "Closing Date": June 24, 1999.

          "Code": The Internal Revenue Code of 1986 as it may be amended from time to time.

          "Collection Account": The account or accounts created and maintained pursuant to Section 3.10(a) hereof, which shall be entitled "Collection Account, U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee, in trust for the registered
Certificateholders of New Century Home Equity Loan Certificates, Series 1999-NCA", and which must be an Eligible Account.

          "Corporate Trust Office": The principal corporate trust office of the Trust Administrator or the Trustee at which at any particular time its corporate trust business with respect to the Certificates shall be administered, which office (a) in the case of the Trust Administrator is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Structured Finance/New Century 1999-NCA, or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, New Century, the Depositor, the Servicer, the Trustee and the Certificate Insurer and (b) in the case of the Trustee is located at 1555
N. Rivercenter Drive, Milwaukee, Wisconsin 53212, or such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Trust Administrator and the Certificate Insurer.

          "Corresponding Classes": With respect to any Subsidiary REMIC Regular Interest, the Classes or Class designated as such in the definition of "Subsidiary REMIC Regular Interest" herein.

          "Cram Down Loss": With respect to a Mortgage Loan, the amount of reduction of such Mortgage Loan's Loan Balance resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

          "Cumulative Loss Percentage": As of any Distribution Date, the fraction, expressed as a percentage, whose numerator is the aggregate of all Realized Losses during the period beginning with the Startup Date and ending on the last day of the calendar month preceding such Distribution Date and whose denominator is the Cut-off Date Pool Balance.

          "Cut-off Date": With respect to any Mortgage Loan other than a Qualified Substitute Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan or (ii) the close of business on June 1, 1999. With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

          "Cut-off Date Loan Balance": As to any Mortgage Loan, the outstanding, unpaid principal balance thereof as of the close of business on the applicable Cut-off Date after giving effect to all scheduled principal payments due, whether or not received, on or prior to the related Cut-off Date.

          "Cut-off Date Loan Group Balance": With respect to each Loan Group, the aggregate of the Cut-off Date Loan Balances of the Mortgage Loans in such Loan Group.

          "Cut-off Date Pool Balance": The aggregate of the Cut-off Date Loan Balances of the Mortgage Loans.

          "Definitive Certificates": As defined in Section 5.05 hereof.

          "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

          "Delinquency Advance": As defined in Section 4.06(b) hereof.

          "Delinquency Percentage": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Aggregate Loan Balance of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of the preceding calendar month, and the denominator of which is the Aggregate Loan Balance of the Mortgage Loans as of the close of business on the last day of the preceding calendar month.

          "Delinquency Statistic Date": June 1, 1999.

          "Delinquent": A Mortgage Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month, and similarly for "60 days Delinquent," "90 days Delinquent" and so on.

          "Depositor": Financial Asset Securities Corp., a Delaware corporation, or any successor in interest.

          "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Agreement": With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trust Administrator and the initial Depository, to be dated on or about June 24, 1999 and substantially in the form of Exhibit N.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs or, if such fifteenth day is not a Business Day, the close of business on the Business Day immediately preceding such fifteenth day.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code or (iv) any other Person so designated by the Trustee or the Trust Administrator based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee and the Trust Administrator that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

          "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on July 26, 1999.

          "Due Date": With respect to each Mortgage Loan, the day of the calendar month on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

          "Due Period": With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

          "Eligible Account": Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by the BIF or the SAIF of the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or better by S&P and "A2" or better by Moody's or the short-term debt obligations of which shall be rated "P-1" by Moody's and in one of S&P's two highest short-term rating categories by S&P, and which is any of (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company and (v) approved in writing by the Certificate Insurer or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity. Any Eligible Account maintained by the Trustee or the Trust Administrator shall comply with the provisions of clause (B) hereof.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "Estate in Real Property": A fee simple estate or a leasehold estate in a parcel of real property.

          "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

          "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

          "Final Recovery Determination": A determination by the Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan purchased or replaced by the Seller or the Servicer pursuant to Section
2.06 or 3.15(c) hereof) that all Net Recovery Proceeds and other payments or recoveries that the Servicer, in its reasonable judgment, expects to be finally recoverable have been recovered or that the Servicer, in its reasonable judgment as evidenced by an Officers' Certificate which accompanies the related Liquidation Report in the form of Exhibit H hereto, believes the cost of obtaining any additional recoveries would exceed the amount of such recoveries. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination.

          "First Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

          "First Mortgage Loan": Any Mortgage Loan that is secured by a first lien on or first priority security interest in the related Mortgaged Property.

          "FNMA": Federal National Mortgage Association or any successor thereto.

          "Group I Available Funds": With respect to any Distribution Date, the sum of all amounts (net of prepayment penalties) on deposit in the Certificate Account on such Distribution Date that are attributable to Loan Group I and are available after giving effect to the distributions set forth in Section 4.04(a)(i) and (ii).

          "Group I Basic Principal Distribution Amount": With respect to the Group I Certificates and any Distribution Date, the excess of (i) the related Principal Remittance Amount for such Distribution Date over (ii) the related OC Release Amount, if any, for such Distribution Date.

          "Group I Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

          "Group I Extra Principal Distribution Amount": With respect to the Group I Certificates and any Distribution Date, the lesser of (x) the Group I General Excess Available Amount for such Distribution Date and (y) the related OC Deficiency Amount for such Distribution Date.

          "Group I General Excess Available Amount": With respect to the Group I and each Distribution Date, the amount, if any, by which the related Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to subclauses (i) through (vi) of clause I under Section 4.04(b).

          "Group I Loan Balance": As of any date, the aggregate of the Loan Balances of all Mortgage Loans in Loan Group I as of such date.

          "Group I Mortgage Loan": A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

          "Group I Pre-Funding Account": The Pre-Funding Account designated as such and established pursuant to Section 4.08.

          "Group I Principal Distribution Amount": With respect to Group I Certificates, and any Distribution Date (other than the final Distribution
Date), the sum of (i) the Group I Basic Principal Distribution Amount, (ii) the Group I Extra Principal Distribution Amount and (iii) any related Unutilized Pre-Funding Amount.

          "Group II Available Funds": With respect to any Distribution Date, the sum of all amounts (net of prepayment penalties) on deposit in the Certificate Account on such Distribution Date that are attributable to Loan Group II and are available after giving effect to the distributions set forth in Section 4.04(a)(i) and (ii).

          "Group II Basic Principal Distribution Amount": With respect to the Group II Certificates and any Distribution Date, the excess of (i) the Group II Principal Remittance Amount for such Distribution Date over (ii) the related OC Release Amount, if any, for such Distribution Date.

          "Group II Certificates": The Class A-7 Certificates.

          "Group II Extra Principal Distribution Amount": With respect to the Group I Certificates and any Distribution Date, the lesser of (x) the Group II General Excess Available Amount for such Distribution Date and (y) the related OC Deficiency Amount for such Distribution Date.

          "Group II General Excess Available Amount": With respect to the Group II Certificates and each Distribution Date, the amount, if any, by which the related Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to subclauses (i) through (vi) of clause II under Section 4.04(b).

          "Group II Loan Balance": As of any date, the aggregate of the Loan Balances of all Mortgage Loans in Loan Group II as of such date.

          "Group II Mortgage Loan": A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

          "Group II Pre-Funding Account": The Pre-Funding Account designated as such and established pursuant to Section 4.08.

          "Group II Principal Distribution Amount": With respect to the Group II Certificates and any Distribution Date (other than the final Distribution
Date), the sum of (i) the Group II Basic Principal Distribution Amount, (ii) the Group II Extra Principal Distribution Amount and (iii) any related Unutilized Pre-Funding Amount.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Seller, the Depositor, the Servicer, the Subservicer and the Underwriter, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller, the Depositor, the Servicer, the Underwriter, the Subservicer or in any affiliate of any of them, and (iii) is not connected with the Seller, the Depositor, the Servicer, the Subservicer or the Underwriter as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Contractor": Either (i) any Person (other than the Servicer, the Depositor and the Seller) that would be an "independent contractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury Regulation
Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer, the Depositor and the Seller), if the Trustee, the Trust Administrator and the Certificateholders have each received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

          "Initial Certificate Notional Balance": With respect to any Class A-8IO Certificate, the amount so indicated on the face thereof.

          "Initial Certificate Principal Balance": With respect to any Regular Certificate other than a Class A-8IO Certificate, the amount so indicated on the face thereof.

          "Initial Mortgage Loans": As defined in Section 2.02.

          "Initial Specified Principal Balance" With respect to any Subsidiary REMIC Regular Interest, the balance designated as such in the definition of "Subsidiary REMIC Regular Interest" hereof.

          "Insurance Agreement": The Insurance and Indemnity Agreement dated as of June 24, 1999 among the Certificate Insurer, the Depositor, the Seller and New Century.

          "Insurance Premium": With respect to any Distribution Date, the product of (x) the aggregate Class Certificate Principal Balance of all Classes of Offered Certificates, after taking into account all distributions to be made on such Distribution Date, and (y) one-twelfth of the Premium Rate.

          "Insured Distribution Amount": With respect to any Distribution Date, the sum of (i) Interest Distribution Amount and (ii) the OC Deficit, if any for such Distribution Date.

          "Insured Payment": As of any Distribution Date, any Available Funds Shortfall.

          "Interest Determination Date": With respect to the Class A-1 Certificates and each Accrual Period after the initial Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          "Interest Distribution Amount": With respect to any Distribution Date and any Class of Offered Certificates, the interest accrued during the related Accrual Period on the related Class Certificate Principal Balance or Class Certificate Notional Balance, as applicable, at the related Pass-Through Rate (less the sum of any Prepayment Interest Shortfalls not covered by the Servicing Fee and any shortfalls in interest resulting from the application of the Civil Relief Act in each case that are allocable to such Class).

          "Interest Remittance Amount": With respect to a Loan Group and any Distribution Date and related Servicer Remittance Date, the aggregate amount of all scheduled interest payments due on the Mortgage Loans in the Related Loan Group during the related Due Period, which were either collected or advanced, net of the related Servicing Fee thereon, minus the amount, if any, by which (a) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on such Mortgage Loans during the previous calendar month exceeds (b) the aggregate Servicing Fee received by the Servicer with respect to such Mortgage Loans and the related Due Period.

          "Late Collection": With respect to any Mortgage Loan and the Monthly Payment due thereon during any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as a late payment of such Monthly Payment or as Property Insurance Proceeds, Liquidation Proceeds or otherwise, which represent the late payment or collection of such Monthly Payment.

          "Late Payment Rate": For any date of determination, the lesser of
(i) the greater of (a) the highest rate of interest on any outstanding Class of Certificates, and (b) the rate of interest set forth in the Eastern Edition of The Wall Street Journal in its "Money Rates" section as the "prime rate" on the first Business Day preceding such date of determination that such rate is so published plus 2% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 360 days calculating the actual number of days elapsed.

          "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

          "Lien": As defined in Section 2.07(b) hereof.

          "Liquidation Proceeds": The amount (other than Property Insurance Proceeds) received by the Servicer or Subservicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise.

          "Liquidation Report": The report in the form of Exhibit H annexed hereto delivered by the Servicer pursuant to Section 3.15(e) hereof.

          "Loan Balance": With respect to each Mortgage Loan and any date of determination, the outstanding principal balance thereof calculated in accordance with the terms of the related Mortgage Note after giving effect to all payments of scheduled principal due on or prior to such date of determination, to the extent received or advanced, and all payments of unscheduled principal received prior to the month of such date of determination, minus the aggregate amount of any Cram Down Losses relating to such principal balance and allocated thereto prior to such date; provided, however, that the Loan Balance for any Mortgage Loan for which a Final Recovery Determination has been made shall be zero as of the end of the month in which such Final Recovery Determination was made, and at all times thereafter.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Loan Balance of the related Mortgage Loan on the date of origination of such Mortgage Loan or the Loan Balance of such Mortgage Loan at the time of purchase of such Mortgage Loan by the Seller, plus, in the case of a Second Mortgage Loan, the outstanding principal balance of the related First Lien on such date of origination or purchase, as the case may be, of the Mortgage Loan, and the denominator of which is the Value of the related Mortgaged Property.

          "Loan Group": Either Loan Group I or Loan Group II, as the context may require.

          "Loan Group Balance": Either the Group I Loan Balance or the Group II Loan Balance, as the context may require.

          "Loan Group I": At any time, the Group I Mortgage Loans in the aggregate.

          "Loan Group II": At any time, the Group II Mortgage Loans in the aggregate.

          "Majority Certificateholders": The Holders of Certificates evidencing at least 51% of the Voting Rights.

          "Majority Class R Certificateholders": The Holders of Class R Certificates evidencing at least a 51% Percentage Interest in the Class R Certificates.

          "Master REMIC": The segregated pool of assets consisting of the Subsidiary REMIC Regular Interests.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note, determined after giving effect to any reduction in the amount of interest collectible from the related Mortgagor as a result of the application of the Civil Relief Act.

          "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee, the Trust Administrator and the Servicer by the Certificate Insurer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority security interest in, or, a second lien on or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "Mortgage File": The mortgage documents listed in Section 2.04 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "Mortgage Loan": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02 and Section 2.06 and Section 2.12 hereof as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Trust by the Depositor (as indicated by Exhibit D), that in fact was not transferred and assigned to the Trust for any reason whatsoever, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, "Mortgage Loan" shall be deemed to refer to the related REO Property. The term "Mortgage Loan" includes both Initial Mortgage Loans and Additional Mortgage Loans.

          "Mortgage Loan Purchase Agreement": The mortgage loan purchase agreement, dated June 1, 1999, between the Seller and the Depositor.

          "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust on such date, separately identifying the Group I Mortgage Loans and the Group II Mortgage Loans, attached hereto as Exhibit D (as such list may be amended from time to time), which list shall set forth the following information with respect to each Mortgage Loan:

                    (i) the loan number;

                    (ii) the Mortgagor's name;

                    (iii) the street address of the Mortgaged Property, including the city, state and five-digit ZIP code;

                    (iv) the type of Mortgaged Property;

                    (v) the Mortgage Rate;

                    (vi) the occupancy status;

                    (vii) the original term to stated maturity;

                    (viii) as of the Cut-off Date, the remaining number of months to stated maturity;

                    (ix) the original principal balance;

                    (x) as of the Delinquency Statistic Date, the paid through date;

                    (xi) the amount of the Monthly Payment;

                    (xii) the Cut-off Date Loan Balance;

                    (xiii) the Loan-to-Value Ratio;

                    (xiv) the stated maturity date;

                    (xv) the Due Date;

                    (xvi) the Value, if available;

                    (xvii) the lien priority of the Mortgage Loan;

                    (xviii) the first payment date

                    (xix) the purpose of the Mortgage Loan, if available; and

                    (xx) New Century's loan grade.

Such schedule shall also set forth the total of the amounts described under
(xii) above for all of the Mortgage Loans as of the specified date. Such schedule may be in the form of more than one list, which list or lists may have one or more attachments, collectively setting forth all of the information required. Such list of information contained in a Mortgage Loan Schedule shall also be provided to the Trustee and the Trust Administrator in a computer-readable format on a tape or disk. The Mortgage Loan Schedule shall be amended from time to time by the Trust Administrator in accordance with Sections 2.06 and 2.12 hereof. With respect to any Qualified Substitute Mortgage Loan, the amounts described in clauses (viii) and (xii), shall also be set forth as of the date of substitution.

          "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an estate in real property improved by a Residential Dwelling.

          "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan (subject to any reduction in such rate resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding), as provided in the related Mortgage Note and as shown or described on the Mortgage Loan Schedule.

          "Mortgagor": The obligor or obligors on a Mortgage Note.

          "MR Interest": The sole class of residual interests in the Master
REMIC.

          "Net Mortgage Rate": With respect to each Mortgage Loan, a rate of interest per annum equal to the Mortgage Rate minus the Servicing Fee Rate.

          "Net Recovery Proceeds": The amount of any gross Property Insurance Proceeds or Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the sum of (i) all unreimbursed Servicing Advances and Delinquency Advances, if any, with respect to such Mortgage Loan, (ii) without duplication, all accrued and unpaid Servicing Fees, if any, and (iii) without duplication, liquidation expenses.

          "Net WAC Cap": With respect to any Distribution Date and Class will be equal to (A) the average of the Mortgage Rates of the Related Loan Group as of the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Closing Date), weighted on the basis of the related Loan Balances as of the first day of the related Prepayment Period, minus (B) the sum of (i) the Servicing Fee Rate, (ii) the Administrative Fee Rate, (iii) the rate at which the premium payable to the Certificate Insurer is calculated, multiplied by a fraction the numerator of which is the aggregate Class Certificate Principal Balance of the related Certificate Group and the denominator of which is the related Loan Group Balance and (iv) on and prior to the Distribution Date in June 2002, the annualized percentage equivalent of (x) the amount distributed with respect to the Class A-8IO-I Component or the Class A-8IO-II Component, as applicable, on such Distribution Date divided by (y) the related Loan Group Balance as of the last day of the related Prepayment Period (computed on the basis of an assumed 360-day year consisting of twelve 30-day months).

          "New Century": New Century Mortgage Corporation, a corporation organized under the laws of the State of California, or its successor in interest, in its capacity as the Originator of the Mortgage Loans.

          "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "Nonrecoverable Delinquency Advance": Any Delinquency Advance (x) previously made and not previously reimbursed to the Servicer or (y) proposed to be made in respect of a Mortgage Loan or REO Property that the Servicer determines will not, or, in the case of a proposed Delinquency Advance, would not, be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

          "Nonrecoverable Servicing Advance": Any Servicing Advance (x) previously made and not previously reimbursed to the Servicer or (y) proposed to be made in respect of a Mortgage Loan or REO Property that the Servicer determines will not, or, in the case of a proposed Servicing Advance, would not, be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

          "Notice": As defined in Section 4.02.

          "OC Deficiency Amount": With respect to any Distribution Date and each Certificate Group, the amount, if any, by which the related OC Target Amount exceeds the related Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the related Basic Principal Distribution Amount on such Distribution Date).

          "OC Deficit": With respect to any Distribution Date, the amount by which (a) the aggregate Class Certificate Principal Balance of all Classes of Offered Certificates (after giving effect to all distributions to be made thereon on such Distribution Date) exceeds (b) the Aggregate Loan Balance on the last day of the immediately preceding Prepayment Period.

          "OC Release Amount": With respect to each Certificate Group and any Distribution Date, the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the related Overcollateralized Amount for such Distribution Date, assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on the related Certificate Group on such Distribution Date over (ii) the related OC Target Amount for such Distribution Date.

          "OC Target Amount": With respect to any Distribution Date, an amount equal to (I) in the case of Certificate Group I, the greater of (a) one half of the aggregate of the Loan Balances of the Group I Loans that are 90 days Delinquent, in foreclosure or reduced to REO Property, minus the product of
(1) 2.5 and (2) the Group I General Excess Available Amount, and (b) 3.5% of the Cut-off Date Loan Group Balance of the Group I Mortgage Loans or (II) in the case of Certificate Group II, the greater of (a) one half of the aggregate of the Loan Balances of the Group II Loans that are 90 Days Delinquent, in foreclosure or reduced to REO Property, minus the product of (1) 2.5 and (2) the Group II General Excess Available Amount, and (b) 3.5% of the Cut-off Date Loan Group Balance of the Group II Mortgage Loans, subject to the following:
(i) if the Step Up Trigger has occurred, the OC Target Amount with respect to each Certificate Group for such Distribution Date will be calculated as set forth above, except that the amounts in clauses (I)(a) and (II)(a) shall be multiplied by two; or (ii) if the Step Down Trigger has occurred, the OC Target Amount with respect to each Certificate Group for such Distribution Date will be an amount equal to the greater of (A) the greater of (x) 0.50% of the Cut-off Date Loan Group Balance of the Related Loan Group and (y) the aggregate Loan Balance, as of such Distribution Date, of the three largest outstanding Mortgage Loans in the Related Loan Group and (B) the lesser of (x) the amount calculated pursuant to (I) and (II) above, as applicable, and (y) the Stepped Down Required Overcollateralized Amount.

          "Offered Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8IO Certificates.

          "Officers' Certificate": With respect to the Seller or the Servicer, a certificate signed by the Chairman of the Board, the President or a Vice President (however denominated), and by the Treasurer, the Secretary, an assistant treasurer or an assistant secretary (however denominated) of the Seller or the Servicer, as the case may be.

          "One-Month LIBOR": With respect to each Accrual Period other than the initial Accrual Period, the rate determined by the Trust Administrator on the related Interest Determination Date on the basis of the Class A rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Screen 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. The One-Month LIBOR value for the initial Accrual Period shall be 5.06% per annum. On each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Trust Administrator as follows:

          (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

          (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

          "Opinion of Counsel": A written opinion of counsel, who (unless such Opinion of Counsel is required to be an Independent Opinion of Counsel) may be counsel for the Seller, the Depositor, the Trustee, the Trust Administrator, the Servicer or the Certificate Insurer (including, except as otherwise expressly provided in this Agreement, the in-house general counsel for the Seller, the Servicer, the Depositor, the Trustee, the Trust Administrator, any Certificateholder or the Certificate Insurer, as the case may be), and who shall be reasonably acceptable to the parties to which such opinion is addressed; except that any opinion of counsel relating to (a) qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of counsel who is a tax counsel experienced in REMIC matters, and (b) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or the resignation of the Servicer pursuant to 6.04 hereof must be delivered by an Independent counsel who is counsel experienced in federal income tax matters.

          "Order": As defined in Section 4.02(e).

          "Original Class Certificate Principal Balance": With respect to the Classes of Regular Certificates listed below, the corresponding amounts set forth opposite such Class:

                           Class A-1:          $96,000,000
                           Class A-2:          $50,000,000
                           Class A-3:          $45,000,000
                           Class A-4:          $50,000,000
                           Class A-5:          $22,266,000
                           Class A-6:          $23,000,000
                           Class A-7:          $38,734,000
                           Class P:            $100

The Class A-8IO Certificates are notional certificates and have no Class Certificate Principal Balance.

          "Original Class Notional Balance": With respect to the Class A-8IO Certificates, $25,000,000.

          "Original Pre-Funding Amount": With respect to Group I,
$67,257,787.68; and with respect to Group II, $9,100,776.62.

          "OTS": The Office of Thrift Supervision or any successor.

          "Overcollateralized Amount": For any Distribution Date and each Certificate Group, the amount, if any, by which (i) the Related Loan Group Balance on the last day of the immediately preceding Prepayment Period exceeds
(ii) the aggregate of the Class Certificate Principal Balances of such Certificate Group as of such Distribution Date after giving effect to distributions to be made thereon on such Distribution Date (except as otherwise specified).

          "Pass-Through Rate": Class A-1:*

                               Class A-2:        6.68% per annum
                               Class A-3:        6.76% per annum
                               Class A-4:        7.22% per annum**
                               Class A-5:        7.55% per annum**
                               Class A-6:        7.11% per annum**
                               Class A-7:        7.32% per annum**
                               Class A-8IO:      ***

__________________
*As to each Class A-1 Certificate and any Distribution Date, the rate per annum equal to the lesser of (a) One-Month LIBOR on the related Interest Determination Date plus 0.15% and (b) the Net WAC Cap. For the Initial Distribution Date, the Pass-Through Rate on the Class A-1 Certificates shall be 5.21% per annum.

**The Pass-Through Rates for the Class A-4, Class A-5, Class A-6 and Class A-7 Certificates shall be equal to the lesser of (a) the related Net WAC Cap and
(b) the respective rates set forth above.

***The Class A-8IO Certificates shall bear interest at the weighted average of the interest rate on the Class A-8IO-I Component and the Class A-8IO-II Component. During the first thirty-six Accrual Periods, the Class A-8IO-I Component will bear interest on the Class A-8IO-I Component Notional Balance at a per annum rate of 1.875%, and the Class A-8IO-II Component will bear interest on the Class A-8IO-II Component Notional Balance at a per annum rate of 2.625%.

          On and after the Call Option Date, the Pass-through Rates on the following Classes of Certificates will increase to the rates specified below:

                                  Class A-5:        8.05% per annum
                                  Class A-6:        7.61% per annum
                                  Class A-7:        7.82% per annum

          "Percentage Interest": With respect to any Certificate (other than a Class R Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance or Initial Certificate Notional Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance or Original Class Notional Balance, as the case may be, of the related Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for the Class R Certificates totals 100%.

          "Permitted Investments": As used herein, Permitted Investments shall include the following:

          (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" by S&P and "Prime-1" or better by Moody's;

          (iii) deposits of any bank or savings association which has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by the BIF or the SAIF of the FDIC and a rating, with respect to its long-term, unsecured debt obligations, of "A" or better by S&P and "A2" or better by Moody's;

          (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" by S&P and "Prime-1" or better by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the earliest date on which such monies may be needed to make payments.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Policy": The Financial Guaranty Insurance Policy No. 50823-N and all endorsements thereto, dated the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Offered Certificates.

          "Policy Payments Account": As defined in Section 4.02(b) hereof.

          "Preference Amount": Any amount previously distributed to the Offered Certificates that is avoided as a preference pursuant to a final, non-appealable order of a court of competent jurisdiction under applicable bankruptcy, insolvency, receivership or similar law and that has been recovered, or is sought to be recovered from the related Certificateholder by the receiver, conservator, debtor-in-possession or trustee in bankruptcy, as the case may be.

          "Pre-Funding Accounts": The accounts designated as such and created and maintained by the Trust Administrator pursuant to Section 4.08 hereof.

          "Pre-Funding Amount": With respect to any date and either Pre-Funding Account, the amount on deposit in such Pre-Funding Account as of such date (net of any reinvestment earnings thereon).

          "Pre-Funding Earnings": With respect to the July 1999 Distribution Date and either Loan Group, the actual investment earnings earned on amounts on deposit in the related Pre-Funding Account during the period from June 24, 1999 to and including July 25, 1999.

          "Pre-Funding Period": With respect to each Loan Group, the period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the related Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which any Servicer Default occurs and (iii) July 25, 1999.

          "Premium Letter": The side letter among the Certificate Insurer, the Depositor and New Century, dated the Closing Date.

          "Premium Rate": The rate set forth in the Premium Letter plus the rate at which any Premium Supplement (as defined in the Insurance Agreement) is due.

          "Prepayment Assumption": As defined in the Prospectus Supplement.

          "Prepayment Interest Shortfall": With respect to any Servicer Remittance Date, for each Mortgage Loan that was the subject during the preceding calendar month of a Principal Prepayment an amount equal to the excess, if any, of (i) a full month's interest on the amount of such Principal Prepayment at a rate per annum equal to the Mortgage Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) minus the Servicing Fee Rate over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

          "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date subsequent to the prepayment.

          "Principal Remittance Amount": With respect to each Loan Group and any Distribution Date, an amount equal to the sum of the amounts specified in
Section 3.10(a)(i), (a)(iii), (a)(vi), (a)(vii), (a)(viii) and (a)(x) (with respect to the principal portion of such Delinquency Advances only) that are attributable to the Mortgage Loans in such Loan Group; provided, however, that the foregoing shall be limited, in the case of subclause (A) of Section 3.10(a)(i) and (a)(x), to amounts representing scheduled principal payments due but not received during the related Due Period or any prior Due Period and with respect to which there was no related Delinquency Advance and, in each other case, to amounts representing principal that is actually received during the previous calendar month.

          "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

          "Prospectus Supplement": That certain Prospectus Supplement dated June 21, 1999 relating to the public offering of the Regular Certificates.

          "Purchase Price": With respect to any Mortgage Loan required to be purchased pursuant to Section 2.06 hereof or to be purchased pursuant to
Section 3.15(c) hereof and as confirmed by an Officers' Certificate, an amount equal to the sum, without duplication, of (i) 100% of the Loan Balance as of the end of the previous Due Period (or, if such purchase occurs on the first day of any calendar month, as of the end of such day), (ii) any unreimbursed Servicing Advances or Delinquency Advances allocable to such Mortgage Loan,
(iii) interest from the date interest was last paid by the Mortgagor through the day before the Due Date in the Due Period relating to the Distribution Date in which the Purchase Price will be remitted at a rate per annum equal to the applicable Net Mortgage Rate (or, if New Century is not the Servicer at the time of such purchase, at the applicable Mortgage Rate) (to the extent such amounts are not already counted in (ii)), (iv) in the event the Mortgage Loan is required to be purchased pursuant to Section 2.06 hereof, expenses reasonably incurred or to be incurred by the Servicer, the Trust Administrator or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any reasonable expenses arising out of the enforcement of the purchase obligation and (v) the principal portion of any scheduled monthly payment which was due during any previous Due Period for which a Delinquency Advance was not made.

          "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding Loan Balance (when taken together with any other Qualified Substitute Mortgage Loan substituted for such Deleted Mortgage Loan), not in excess of and not substantially less than the Loan Balance of the Deleted Mortgage Loan or Loans as of the date of substitution, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not more than two years greater than nor more than two years less than that of the Deleted Mortgage Loan (and in any event, not later than June 2029), (iv) have a Loan-to-Value Ratio equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each representation and warranty set forth in Section 2.07 hereof, (viii) have the same or better property type (determined in accordance with the definition of "Residential Dwelling") as the Deleted Mortgage Loan, (ix) have the same or better occupancy status, (x) be of the same or of a better credit quality (determined in accordance with the Originator's credit underwriting guidelines as attached hereto as Exhibit M) as the Mortgage Loan being replaced, (xi) have a Second Loan-to-Value Ratio equal to or greater than the Second Loan-to-Value Ratio of the Deleted Mortgage Loan (if applicable), and (xii) have a fixed Mortgage Rate. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the Certificate Insurer may allow the tests set forth in clauses (i), (ii), (iii),
(iv) and (xi) above to be met on a weighted average basis or other aggregate basis (based on the mortgage loans substituted in any one Due Period) acceptable to the Certificate Insurer provided that any such substitution shall not adversely affect the status of the Mortgage Loans as a REMIC.

          "Rating Agency": Each of S&P and Moody's.

          "Realized Loss": As to any Mortgage Loan on which a Final Recovery Determination has been made, the amount, if any, by which the Loan Balance of such Mortgage Loan as of the end of the previous Due Period (or, if such Final Recovery Determination is made on the first day of any calendar month, as of the end of such day) exceeds the Net Recovery Proceeds allocable to such Loan Balance for such Mortgage Loan.

          "Record Date": With respect to each Distribution Date and any Class of Regular Certificates (other than the Class A-1 Certificates), the last Business Day of the month immediately preceding the month in which such Distribution Date occurs; with respect to each Distribution Date and the Class A-1 Certificates for so long as they are Book-Entry Certificates, the Business Day immediately preceding such Distribution Date.

          "Reference Banks": Bankers Trust Company, Barclay's Bank Plc, The Bank of Tokyo and National Westminster Bank Plc; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trust Administrator which are engaged in transactions in United States dollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or any affiliate thereof, (iii) whose quotations appear on the Telerate Screen 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Trust Administrator.

          "Regular Certificate": Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8IO or Class P Certificate.

          "Regular Certificateholder": Any Holder of a Regular Certificate.

          "Reimbursement Amount": As of any Distribution Date, the sum of (x)
(i) the aggregate of all Insured Payments previously received by the Trust Administrator and not previously repaid to the Certificate Insurer pursuant to
Section 4.04(b)(ii) hereof plus (ii) interest accrued on each Insured Payment not previously repaid calculated at a rate equal to the Late Payment Rate from the date the Trust Administrator received such Insured Payment, (y) (i) the amount of any Insurance Premium not paid on the date due and (ii) interest on such amount at the Late Payment Rate from the date such Insurance Premium was due to be paid and (z) (i) the amount of any amounts owing and unpaid under the Insurance Agreement plus (ii) interest on such amount from the date such amount became due at a rate equal to the Late Payment Rate. The Certificate Insurer shall notify the Trustee, the Trust Administrator, the Depositor and the Seller of the amount of any Reimbursement Amount.

          "Related Loan Group": With respect to the Group I Certificates, Loan Group I; and with respect to the Group II Certificates, Loan Group II.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC Certificate Maturity Date": The latest of the latest possible maturity date of the regular certificates as identified in Section 2.14.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC Trust": Each of the assets constituting the Trust Estate relating to the Mortgage Loans.

          "Remittance Report": A report prepared by the Trust Administrator pursuant to Section 4.06(a) hereof.

          "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO Disposition": The receipt by the Servicer of all Liquidation Proceeds, Property Insurance Proceeds and other payments or recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the related REO Property.

          "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Trustee on behalf of the Certificateholders through foreclosure or deed in lieu of foreclosure, as described in Section 3.22 hereof.

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

          "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trust Administrator determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which banks in The City of New York selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which such New York banks selected by the Trust Administrator are quoting on such Interest Determination Date to leading European banks.

          "Residential Dwelling": Any one of the following: (i) a detached or semi-detached single-family dwelling, (ii) a two- to four-unit dwelling, (iii) a townhouse, or (iv) a unit in a condominium or a planned unit development, none of which is a co-operative unit or a mobile home, but which may be a pre-fabricated or manufactured unit affixed to a permanent foundation, all in accordance with the Originator's Underwriting Guidelines attached hereto as Exhibit M.

          "Responsible Officer": When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice Chairman of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Controller and any assistant controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Rolling Delinquency Percentage": With respect to any Distribution Date, the average of the Delinquency Percentages as of the last day of each of the three (or one or two, in the case of the first and second Distribution Dates, respectively) preceding Due Periods.

          "S&P": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors, and, if such division shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee, the Trust Administrator and the Servicer by the Certificate Insurer.

          "SAIF": The Savings Association Insurance Fund of the FDIC.

          "Second Loan-to-Value Ratio": With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the unpaid principal balance of the second lien on the related Mortgaged Property and the denominator of which is the Value of such Mortgaged Property.

          "Second Mortgage Loan": Any Mortgage Loan that is secured by a second lien on or second priority security interest in the related Mortgaged Property.

          "Seller": NC Capital Corporation, a corporation organized under the laws of the State of California, or its successor in interest, in its capacity as seller of the Mortgage Loans.

          "Servicer": New Century Mortgage Corporation, a corporation organized under the laws of the State of California, or its successor in interest, in its capacity as servicer of the Mortgage Loans, which term shall also include any successor servicer appointed hereunder.

          "Servicer Default": One or more of the events described in Section
7.01 hereof.

          "Servicer Information": Any information contained in a Liquidation Report.

          "Servicer Loss Test": With respect to any Distribution Date, a test that is satisfied if the Cumulative Loss Percentage for such Distribution Date does not exceed the percentage below that corresponds to the period (including the beginning and ending dates thereof) in which the last day of the calendar month preceding such Distribution Date falls:

                                                            Cumulative Loss
                          Period                               Percentage
                          ------                            ---------------
             June 1, 1999    -    June 1, 2000                   1.25%
             June 2, 2000    -    June 1, 2001                   2.25%
             June 2, 2001    -    June 1, 2002                   2.50%
             June 2, 2002    -    June 1, 2003                   2.85%
             June 2, 2003         and thereafter                 3.45%

          "Servicer Remittance Date": With respect to any Distribution Date, the 18th day of the month of such Distribution Date (or, if such day is not a Business Day, the next following Business Day).

          "Servicer Termination Test": With respect to any Distribution Date, a test which is satisfied if (x) the related Rolling Delinquency Percentage is less than 14.0%, (y) the Servicer Loss Test for such Distribution Date is satisfied and (z) the related Annual Loss Percentage is not greater than 1.75%.

          "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09 hereof.

          "Servicing Advances": The costs and expenses incurred by or on behalf of the Servicer in connection with (i) the preservation, restoration and protection of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, (iv) the payment of any taxes, assessments or insurance premiums, and the performance of its obligations under Sections 3.01(b)(ii), 3.09, 3.13, 3.15(a) and 3.22 hereof, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the related First Lien pursuant to Section 3.24 hereof.

          "Servicing Fee": With respect to each Mortgage Loan and any Due Period, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the Loan Balance of such Mortgage Loan at the beginning of such Due Period. A portion of such Servicing Fee may be paid to any Subservicer as its servicing compensation.

          "Servicing Fee Rate": A rate per annum equal to 0.50%.

          "Servicing Officer": Any officer of the Servicer or any Subservicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by the Servicer or such Subservicer, as such list may from time to time be amended. There shall at no time be fewer than two Servicing Officers.

          "Shift Percentage": For any Distribution Date, the percentage indicated below:

         Distribution Date occurring in                        Shift Percentage
            July 1999 through June 2002...............................  0%
            July 2002 through June 2004............................... 45%
            July 2004 through June 2005............................... 80%
            July 2005 through June 2006............................... 100%
            July 2007 and thereafter.................................. 300%

          "Specified Interest Rate": With respect to any Subsidiary REMIC Regular Interest and any Accrual Period, the Pass-Through Rate applicable to its Corresponding Class; provided, that the Specified Interest Rates for Subsidiary Interest 6 and Subsidiary Interest 7b shall be 1.875% and 2.625%, respectively, above the Pass-Through Rates of their Corresponding Classes.

          "Specified Principal Balance": With respect to any Subsidiary REMIC Regular Interest and any Distribution Date, the Initial Specified Principal Balance thereof less all distributions of principal allocated thereto on prior Distribution Dates pursuant to Section 2.14 hereof.

          "SR Interest": The sole class of "residual interests" in the Subsidiary REMIC.

          "Startup Date": June 24, 1999.

          "Step Down Cumulative Loss Test": The Step Down Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 31st through the 41st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.50% or less; (ii) for the 42nd through the 53rd Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.00% or less; (iii) for the 54th through the 65th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.40% or less; and (iv) for any Distribution Date after the 65th Distribution Date, if the Cumulative Loss Percentage for such Distribution Date is 2.75% or less.

          "Step Down Rolling Delinquency Test": The Step Down Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is 10.0% or less.

          "Step Down Rolling Loss Test": The Step Down Rolling Loss Test will be met with respect to a Distribution Date if the Annual Loss Percentage is less than 1.00%.

          "Step Down Trigger": For any Distribution Date after the 30th Distribution Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred on or prior to the 30th Distribution Date.

          "Step Up Cumulative Loss Test": The Step Up Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.00%; (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.50%; (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.90%; (iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 2.40%; and
(v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 3.00%.

          "Step Up Rolling Loss Test": The Step Up Rolling Loss Test will be met with respect to a Distribution Date, if the Annual Loss Percentage is equal to or more than 1.40%.

          "Step Up Trigger": For any Distribution Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test or the Step Up Rolling Loss Test is met.

          "Stepped Down Required Overcollateralized Amount": For any Distribution Date for which the Step Down Trigger has occurred and either Certificate Group, the sum of (i) the OC Target Amount, determined as if the Step Down Trigger had not occurred, multiplied by a fraction, the numerator of which is six minus the number of consecutive Distribution Dates through and including the Distribution Date for which the Stepped Down Required Overcollateralization Amount is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six, and (ii)(a) the greater of (I) 7.0% of the aggregate of the Loan Balances of the Mortgage Loans in the Related Loan Group and (II) one half of the aggregate of the Loan Balances of the Mortgage Loans in the Related Loan Group that are 90 Days Delinquent, in foreclosure or reduced to REO Property, minus the product of 2.5 and the General Excess Available Amount for the Related Loan Group, multiplied by (b) one minus the fraction set forth in clause (i). Notwithstanding the foregoing, if the Step Up Trigger has also occurred, the amount in clause (ii)(a)(II) shall be multiplied by two for purposes of calculating the Stepped Down Required Overcollateralization Amount.

          "Subservicer": Any Person with which the Servicer has entered into a Subservicing Agreement and which meets the qualifications of a Subservicer pursuant to Section 3.02 hereof.

          "Subservicing Account": An account established by a Subservicer which meets the requirements set forth in Section 3.08 hereof and is otherwise acceptable to the Servicer.

          "Subservicing Agreement": The written contract between the Servicer and a Subservicer or any successor Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 hereof.

          "Subsidiary REMIC": The segregated pool of assets consisting of the assets of the Trust Estate (other than the Pre-Funding and Capitalized Interest Accounts and the Subsidiary REMIC Interests).

          "Subsidiary REMIC Interest": Any one of the Subsidiary REMIC Regular Interests or the SR Interest.

          "Subsidiary REMIC Principal Distribution Amount": With respect to any Distribution Date, the aggregate amount distributable as principal of the Certificates pursuant to Section 4.04 hereof.

          "Subsidiary REMIC Regular Interests": The nine "regular interests" in the Subsidiary REMIC, which shall have the following designations, Initial Specified Principal Balances and Corresponding Classes:

                                 Initial Specified
Designations                     Principal Balances       Corresponding Classes
------------                     ------------------       ---------------------
Subsidiary Interest 1              $ 96,000,000                     A-1
Subsidiary Interest 2                50,000,000                     A-2
Subsidiary Interest 3                45,000,000                     A-3
Subsidiary Interest 4                50,000,000                     A-4
Subsidiary Interest 5                22,266,000                     A-5
Subsidiary Interest 6                23,200,000                     A-6
Subsidiary Interest 7a               36,734,000                     A-7
Subsidiary Interest 7b                2,000,000                     A-7
Subsidiary Interest P                       100                      P

          "Substitution Shortfall Amount": As defined in Section 2.06(d) hereof.

          "Tax Matters Person": The Tax Matters Person appointed pursuant to
Section 11.12 hereof.

          "Tax Returns": The federal income tax returns for the Master REMIC and Subsidiary REMIC, on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each REMIC Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders of the related Group or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Termination Price": As defined in Section 10.01(b) hereof.

          "Trust": New Century Home Equity Loan Trust, Series 1999-NCA, the trust created hereunder.

          "Trust Estate": The corpus of the Trust, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the rights and remedies of the Trustee against any Person making any representation or warranty to the Trustee hereunder, to the extent provided herein and (v) each Account, together with such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          "Trust Administrator": U.S. Bank, National Association, a national banking association, or any successor trust administrator appointed as herein provided.

          "Trustee": Firstar Bank Milwaukee, N.A., a national banking association, or any successor trustee appointed as herein provided.

          "Underwriters": Greenwich Capital Markets, Inc. and PaineWebber Incorporated, as underwriters with respect to the Offered Certificates.

          "United States Person or U.S. Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by application of the proceeds of the hazard insurance policies required to be maintained pursuant to Section 3.13 hereof.

          "Unutilized Funding Amount": With respect to a Loan Group, the Pre-Funding Amount for such Loan Group immediately after the end of the Pre-Funding Period.

          "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan and (ii) the sales price of the related Mortgaged Property.

          "Voting Percentage": With respect to a Regular Certificate, a fraction, expressed as a decimal, the numerator of which is the Certificate Principal Balance or Certificate Notional Balance represented by such Regular Certificate and the denominator of which is the Class Certificate Principal Balance or Class Certificate Notional Balance of the related Class. With respect to a Class R Certificate, the Percentage Interest set forth on such Certificate.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Except as otherwise expressly provided for herein, (a) 1% of all Voting Rights shall be allocated to the Class A-8IO Certificates (such Voting Rights to be allocated among the holders of Class A-8IO Certificates in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Regular Certificates in proportion to such Certificates' respective Certificate Principal Balances as of such date; provided, however, that any Certificate registered in the name of the Servicer, the Depositor, the Trust Administrator or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated Holders of the Class of Class R Certificates in accordance with such Holders' respective Percentage Interests in the Certificates of such Class.

          "Written Order to Authenticate": A written order in the form of Exhibit L hereto by which the Depositor directs the Trustee or the Trust Administrator to issue the Certificates.

      Section 1.02. Accounting.

          Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                 ARTICLE II.

                          ESTABLISHMENT OF THE TRUST;
                     PURCHASE AND SALE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Establishment of the Trust.

          The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "New Century Home Equity Loan Trust, Series 1999-NCA" and does hereby appoint Firstar Bank Milwaukee, N.A., as Trustee in accordance with the provisions of this Agreement and does hereby appoint U.S. Bank National Association, as Trust Administrator to performance certain duties in accordance with the provisions of this Agreement, in such capacity on behalf of and as custodian or agent for the Trustee.

      Section 2.02. Purchase and Sale of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trust without recourse, but subject to the terms of this Agreement, all right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule delivered on the Closing Date (the "Initial Mortgage Loans"), including, without limitation, all scheduled principal and interest payments due on or after the applicable Cut-off Date and (ii) the other assets of the Trust Estate.

          In consideration of such sale of the Mortgage Loans, the Trustee shall issue to or upon the order of the Depositor, the Certificates.

      Section 2.03. Grant of Security Interest.

          In the event that any conveyance pursuant to Section 2.02 hereof is deemed by a court of competent jurisdiction to be a loan, the parties intend that the Depositor shall be deemed to have granted to the Trustee on behalf of the Certificateholders and the Certificate Insurer a security interest in the related Mortgage Loans, including, without limitation, all interest accrued thereon and that this Agreement shall constitute a security agreement under applicable law. The Depositor, the Trust Administrator and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          Except as may otherwise expressly be provided herein, none of the Seller, the Depositor, the Servicer, the Trust Administrator or the Trustee shall (and the Servicer shall ensure that no Subservicer shall) assign, sell, dispose of or transfer any interest in the Trust Estate or any portion thereof, or permit the Trust Estate or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of any other Person.

          In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trustee on behalf of the Certificateholders and the Certificate Insurer, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trustee on behalf of the Certificateholders.

      Section 2.04. Document Delivery Requirements.

          (a) In connection with each conveyance pursuant to Section 2.02 hereof, the Seller does hereby agree to deliver to, and deposit with, the Trust Administrator, as custodian for the Trustee (in which capacity the Trust Administrator will, unless otherwise specified, be acting under this Article
II), no later than two Business Days prior to the Closing Date, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

               (i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of Firstar Bank Milwaukee, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1999, for the New Century Home Equity Loan Trust Certificates, Series 1999-NCA, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator of the Mortgage Loan to the Seller;

               (ii) the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

               (iii) the original executed Assignment of the Mortgage, acceptable for recording except with respect to any currently unavailable recording information, from the Seller to the Trustee in the following form:
"Firstar Bank Milwaukee, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1999, New Century Home Equity Loan Trust, Series 1999-NCA" or in blank;

               (iv) the original Assignment and any intervening Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to the Seller (or, if any such Assignment has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

               (v) the original, or a copy certified by the Seller or the originator of the Mortgage Loan to be a true and complete copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

               (vi) an original, or a copy certified by the Seller to be a true and complete copy of the original, of a lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as first or second lien on the Mortgaged Property represented therein as a fee simple interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

          (b) With respect to any Mortgage referred to in Section 2.04(a)(ii) above as to which the original Mortgage is not available as of the Closing Date, and with respect to any Assignment referred to in Section 2.04(a)(iii) or 2.04(a)(iv) above as to which the original Assignment is not available as of the Closing Date, the Seller shall deliver, prior to the Closing Date, as the case may be, a copy of such Mortgage or such Assignment, as the case may be, certified by the Seller to be a true and complete copy, to the Trust Administrator and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment, or where the original Assignment is unavailable a copy thereof certified by the applicable public recording office, to the Trust Administrator within five Business Days after receipt thereof by the Seller but in no event later than 360 days (or such longer period, as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller) following the date of origination of the related Mortgage Loan or the date of such Assignment to the Seller, as the case may be. The failure of the Seller to deliver to the Trust Administrator (x) any original Mortgage under Section 2.04(a)(ii) above (or where the original is unavailable a copy thereof certified by the applicable public recording office) or (y) any original Assignment under
Section 2.04(a)(iii) above and (iv) (or where the original is unavailable a copy thereof certified by the applicable public recording office) shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of five Business Days after receipt thereof by the Seller or such 360-day period (or such longer period, as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller) whichever is shorter.

          With respect to any lender's title insurance policy referred to in
Section 2.04(a)(vi) above, Seller agrees to deliver such documents with respect to the Initial Mortgage Loans to the Trust Administrator within fifteen (15) days following the Closing Date.

          The Trust Administrator shall promptly (and in no event later than five Business Days following the Closing Date) submit for recording, at the Servicer's expense, in the appropriate public office for real property records, each original Assignment referred to in Section 2.04(a)(iii) above, as well as each original Assignment referred to in Section 2.04(a)(iv) above that was not previously submitted for recording. With respect to any original Assignment referred to in Section 2.04(a)(iii) above as to which the related recording information is unavailable within five Business Days following the Closing Date, such original Assignment shall be submitted for recording within five Business Days after receipt of such information but in no event later than 90 days (or such longer period, up to an additional 90 days, as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller) after the Closing Date. The Seller shall deliver each recorded Assignment referred to in Section 2.04(a)(iii) above or, where the original is unavailable, a copy thereof certified by the applicable public recording office to be a true and complete copy of the original, to the Trust Administrator no later than the earlier of (i) five Business Days after receipt thereof and (ii) within 360 days after the Closing Date (or such longer period, as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller). Any failure of the Seller to deliver to the Trust Administrator, prior to the expiration of five Business Days after receipt thereof by the Seller or such 360-day period, whichever is shorter (or any such longer period as the Certificate Insurer may have approved in accordance with the terms set forth above), any such recorded Assignment, or such certified copy if such recorded Assignment has not been received by it, shall not be deemed a breach of this Agreement for any purpose. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          The Trust Administrator shall promptly upon receipt thereof (and in any event no longer than 30 days following the Closing Date), with respect to each Mortgage Note and Assignment of Mortgage delivered in blank in accordance with Section 2.04(a)(i) and (iii) above, respectively, cause the Trustee to endorse each such Mortgage Note and assign each such Assignment in the form described therein.

          The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) five Business Days following such receipt and
(ii) 360 days after the Closing Date (or such longer period, as approved by the Certificate Insurer in writing with respect to specific Mortgage Loans upon the request of the Seller)), deliver to the Trust Administrator (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the Trust Administrator; (b) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator of the Mortgage Loan to the Seller in those instances where certified copies thereof were delivered to the Trust Administrator; (c) the original policy of title insurance or a copy certified by the Seller to be a true and complete copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Trust Administrator; and (d) any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          In the event that the Certificate Insurer approves in writing any extension of time for delivery of any document as provided for in this Section 2.04(b), a copy of such written approval shall be sent to the Trustee, the Trust Administrator and the Rating Agencies.

          All original documents relating to the Mortgage Loans that are not delivered to the Trust Administrator are and shall be held by the Seller or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section 2.04 to be a part of a Mortgage File, such document shall be delivered promptly to the Trust Administrator. Any original document that is not required pursuant to the terms of this Section to be a part of a Mortgage File delivered to or held by the Trust Administrator shall be delivered promptly to the Servicer.

          In connection with the delivery of documentation provided by this
Section 2.04, the Seller hereby appoints each of the Trustee and the Trust Administrator its attorney with full power and authority to act in its stead for the purpose of executing and certifying assignments and endorsing and certifying promissory notes which make a part of each Mortgage File to cure any deficiencies in such documentation.

          In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver on the Closing Date the Policy to the Trust Administrator for the benefit of the Certificateholders.

          If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods, if any, specified in this Agreement (including, without limitation, the extension of time approved in writing by the Certificate Insurer or any Rating Agency), the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.06 hereof.

      Section 2.05. Acceptance of Subsidiary REMIC by Trustee.

          The Trust Administrator, on behalf of the Trustee, agrees to acknowledge (i) receipt by it on the Closing Date, in good faith without notice of adverse claims, subject to the provisions of Sections 2.02 and 2.04 hereof and to any exceptions noted on the Trust Administrator's certification in the form annexed hereto as Exhibit F-1 to be delivered to the Seller, the Depositor, the Servicer, the Trustee and the Certificate Insurer on the Closing Date, of (x) the documents referred to in Section 2.04(a)(i), (ii),
(iii) and (iv) above (except that the documents referred to in Sections 2.04(a)(i) and (iii) may be endorsed or assigned in blank upon receipt) with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to be delivered to the Trust Administrator on the Closing Date, and (y) the Certificate Account and the amounts on deposit therein and (ii) the assignment to the Trustee of all the other assets included in clauses (i) and (iii) of the definition of "Trust Estate" herein, and the Trust Administrator declares that it will hold such documents and such other documents constituting the Mortgage Files as are delivered to it, and all such assets and such other assets included in the definition of "Trust Estate" as are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

          Within 10 Business Days after the Closing Date the Trust Administrator shall deliver to the Seller, the Depositor, the Servicer, the Trustee and the Certificate Insurer a Final Certification of delivery of all of the documents referred to in Section 2.04(a) in the form annexed hereto as Exhibit F-2, with any applicable exceptions noted thereon.

          After the delivery of the final certification, the Trust Administrator shall provide to the Servicer, the Seller, the Depositor, the Trustee and the Certificate Insurer, no less frequently than quarterly, updated certifications, a form of which is attached hereto as Exhibit F-3, indicating the then current status of exceptions until all such exceptions have been eliminated; provided that the delivery of the final certification shall not act as a waiver of any of the rights the Certificate Insurer may have with respect to such exceptions, and all rights are reserved with respect thereto.

          If, in the process of reviewing the Mortgage Files and making or preparing the certifications referred to above, the Trust Administrator finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect or, at the end of any 360-day period (or any later period approved as provided in Section 2.04(b) hereof, notice of which approval has been provided to the Trust Administrator in writing (if such approval is made by the Certificate Insurer)) referenced above, finds that all recorded Assignments and all original Mortgages or certified copies thereof have not been delivered to it, the Trust Administrator shall promptly so notify the Seller, the Depositor, the Certificate Insurer, the Trustee and the Servicer. In performing any such review, the Trust Administrator may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trust Administrator's review of the items delivered to the Trust Administrator pursuant to this Section 2.05, unless otherwise expressly stated, shall be limited solely to confirming that the documents listed in this Section 2.05 have been executed and received, relate to the Mortgage Loans listed in the Mortgage Loan Schedule and conform as to the loan number and address and description thereof in the Mortgage Loan Schedule. In addition, upon the discovery by the Seller, the Depositor, the Servicer, the Certificate Insurer, the Trust Administrator or the Trustee of a breach of any of the representations and warranties made by the Seller pursuant to Sections 2.07 and 2.08 hereof (and any of the conditions in Section 2.13 hereof with respect to the Additional Mortgage Loans) in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the Person discovering such breach shall give prompt written notice to the other Persons set forth in this sentence.

          The Trust Administrator shall, upon the written request of the Certificate Insurer and, at the expense of such requesting party, provide a written report to the Certificate Insurer of each Mortgage File released to the Servicer for servicing purposes.

          At such time as any Mortgage Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Mortgage Loan satisfied the representations and warranties of the Seller set forth in Section 2.07 hereof as of the Closing Date or the related Additional Transfer Date; provided, however, that only one such investigation shall be required for any Initial Mortgage Loan or Additional Mortgage Loan.

          If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods specified in this Agreement (as such may have been extended pursuant to Section 2.04(b) hereof), the Seller shall be required to take action with respect to such Mortgage Loan or Additional Mortgage Loan as and to the extent provided in Section 2.06 hereof.

      Section 2.06. Repurchase or Substitution of Mortgage Loans by the Seller
                    or the Servicer.

               (a) Upon discovery or receipt of notice of any materially defective document in, or that a required document is missing (after expiration of the applicable time period set forth in Section 2.04 hereof) from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under this Agreement or the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders and the Certificate Insurer, the Trust Administrator shall promptly notify the Seller, the Depositor, the Certificate Insurer, the Trustee and the Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 60 days after the date on which the Seller was notified of such missing document or breach (which period may be extended by the Certificate Insurer if in its reasonable judgment it believes that the Seller is proceeding diligently to cure any such breach or missing document) and, if the Seller does not, deliver such missing document or cure such defect or breach in all material respects during such period, the Seller shall repurchase the related Mortgage Loan from the Trust at the Purchase Price within 90 days after the date on which the Seller was first notified. The Purchase Price for the repurchased Mortgage Loan shall be deposited into the Collection Account by the Seller, and the Trust Administrator, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be reasonably necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Trust Administrator shall have any further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

          In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d) hereof. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee or the Trust Administrator on behalf of the Certificateholders and the Certificate Insurer.

          (b) (i) Except as otherwise provided in Section 2.06(e) hereof, within 90 days after the earlier of discovery by the Seller or receipt of notice by the Seller of the breach of the substance of any representation or warranty of the Seller set forth in Section 2.07 or Section 2.08 hereof with respect to any Mortgage Loan (without giving effect to any qualification contained in such representation and warranty relating to the Seller's knowledge) which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Seller shall (x) cure such breach in all material respects, (y) subject to the restrictions set forth in Section 2.06(d) hereof repurchase the Mortgage Loan from the Trustee at the Purchase Price or (z) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d) hereof. If any such breach is a breach of any of the representations and warranties included in subsection
(m), (w), (y), (cc), (dd), (ll), (mm) or (uu) of Section 2.07 hereof, and the Seller is unable to cure such breach, the Seller shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and correct. The Purchase Price for any repurchased Mortgage Loan shall be deposited into the Collection Account by the Seller, and the Trust Administrator, upon (x) receipt of an Officers' Certificate of the Seller as to the making of such deposit and (y) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller title to any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Trust Administrator shall have any further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

               (ii) If any Mortgagor on a Mortgage Loan fails to make the first payment after origination (not including any payments withheld from loan proceeds) as determined in accordance with the terms of the related Mortgage Note within 90 days after the Due Date of such first payment, the Seller shall, prior to the end of the month related to the next succeeding Distribution Date, repurchase such Mortgage Loan from the Trustee at the Purchase Price.

          (c) Within 90 days after the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.09 hereof, which breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders and the Certificate Insurer therein, the Servicer shall (i) cure such breach in all material respects or (ii) subject to the restrictions set forth in Section 2.06(d) hereof, purchase any affected Mortgage Loan from the Trust at the Purchase Price. The Purchase Price for the purchased Mortgage Loan shall be deposited by the Servicer into the Collection Account, and the Trust Administrator, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Trust Administrator shall have any further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

          (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.06(a) or Section 2.06(b) hereof must be effected prior to the date that is two years after the Startup Date or such other period as may be specified therefor in the REMIC Provisions.

          With respect to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller by delivering to the Trust Administrator for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the related Assignment, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.04 hereof, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trust Administrator, on behalf of the Trustee, shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents (or shall cause such documents to be reviewed) as specified in Section 2.04 hereof and shall deliver to the Seller, the Depositor, the Servicer, the Trustee and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially similar to that made by the Trust Administrator in the second paragraph of Section 2.05 hereof. Within one year after the date of substitution, the Trust Administrator shall deliver to the Seller, the Depositor, the Servicer, the Trustee and the Certificate Insurer a certification in the form of Exhibit F-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans pursuant to Section 2.05 hereof. For the Distribution Date relating to the month in which a substitution occurred, Monthly Payments due with respect to Qualified Substitute Mortgage Loans during the related Due Period are not part of the Trust Estate and will be retained by the Seller. For the Distribution Date relating to the month in which such of substitution occurred, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan during the related Due Period and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificate Insurer, Certificateholders and the Depositor that such substitution has taken place, and the Trust Administrator shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the Trust and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including, but not limited to, the representations and warranties set forth in Section 2.07 hereof, as of the date of substitution.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trust Administrator will determine, based upon information supplied by the Servicer, and inform the Seller of, the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Loan Balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Loan Balance of all such Deleted Mortgage Loans as of such date plus the aggregate amount of all unreimbursed Servicing Advances and Delinquency Advances relating to such Deleted Mortgage Loans as of such date. On the date of such substitution, the Seller will deposit or cause to be deposited from the Seller's own funds into the Collection Account pursuant to Section 3.10(a)(viii) hereof an amount equal to the Substitution Shortfall Amount, if any, without reimbursement therefor, and the Trust Administrator, upon (i) receipt of (A) the related Qualified Substitute Mortgage Loan or Loans and (B) an Officers' Certificate of the Seller as to the deposit of such Substitution Shortfall Amount into the Collection Account and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller title to any Deleted Mortgage Loan released pursuant hereto and neither the Trustee nor the Trust Administrator shall have any further responsibility or liability (except as to its own acts) with regard to such Mortgage Loan.

          Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan, no substitution pursuant to this Section 2.06 shall be made unless the Seller obtains an Independent Opinion of Counsel, addressed to the Trustee, the Seller, the Depositor, the Servicer, the Trust Administrator and the Certificate Insurer, to the effect that such substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the related REMIC Trust, as defined in Section 860F of the Code, (ii) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code, or (iii) cause either the Master REMIC or Subsidiary REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (e) Upon discovery by the Seller, the Depositor, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Person discovering such fact shall promptly (and in any event within five Business Days after the discovery) give written notice thereof to the other Persons set forth in this sentence. In connection therewith, the Seller shall repurchase the affected Mortgage Loan within 60 days after the earlier of such discovery by the Seller and the receipt of notice thereof in the same manner as would be required in the event of an uncured breach of representation or warranty contained in Section 2.07 hereof. The Trust Administrator and the Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would reconvey a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.07 hereof.

      Section 2.07. Representations and Warranties with Respect to the
                    Mortgage Loans.

          The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Certificate Insurer that, as of the Closing Date or as of such other date specifically provided herein, the representations and warranties made by the Seller pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement are true and correct as of the Closing Date.

          It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the respective Mortgage Files to the Trust Administrator and shall inure to the benefit of the Depositor, the Servicer, each Subservicer, the Certificateholders, the Trust Administrator, the Trustee and the Certificate Insurer, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Seller, the Depositor, the Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders and the Certificate Insurer therein (without giving effect to any qualification contained in such representation or warranty relating to the Seller's knowledge), the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days after the date of such discovery. It is understood and agreed that the obligations of the Seller set forth in Section 2.06(b) hereof to cure any breach or to substitute for or repurchase a defective Mortgage Loan constitute the sole remedies available to the Certificateholders, the Servicer, the Trust Administrator, the Trustee and the Certificate Insurer respecting a breach of the representations and warranties contained in this Section 2.07.

      Section 2.08. Representations and Warranties of the Seller.

          The Seller hereby represents and warrants to the Trustee, the Trust Administrator, the Certificateholders, the Servicer, each Subservicer, the Depositor and the Certificate Insurer that as of the Closing Date (and as of each Additional Transfer Date) or as of such date specifically provided herein:

          (a) The Seller is a corporation licensed as a residential mortgage lender duly organized, validly existing and in good standing under the laws of the State of California and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Seller and its performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

          (c) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Servicer, the Trust Administrator and the Depositor, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or other governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Seller did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (h) As of the Closing Date, or, with respect to each Additional Mortgage Loan, as of the related Additional Transfer Date, the Seller had good title to, and was the sole owner of, each Initial Mortgage Loan (or Additional Mortgage Loan, as the case may be) free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and immediately upon each transfer and assignment herein contemplated, the Seller will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any Lien (except for such Liens as may exist consistent with the representations and warranties made in paragraph (c) of Exhibit C to the Mortgage Loan Purchase Agreement);

          (i) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

          (j) No Officers' Certificate, statement, report or other document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (k) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Mortgage Sale Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (l) The Seller is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Seller to conduct its business or perform its obligations hereunder;

          (m) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

          (n) As of the date of the Prospectus Supplement, the information under the captions "THE MORTGAGE POOL" and "THE ORIGINATOR AND THE SERVICER--Underwriting Standards; Representations" will contain no untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (o) The Seller is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          It is understood and agreed that the representations and warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders, the Depositor, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer. Upon discovery by any of the Seller, the Depositor, the Servicer, each Subservicer, the Trustee, the Trust Administrator or the Certificate Insurer of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Seller set forth in Section 2.06(b) hereof to cure any breach or to substitute for or repurchase an affected Mortgage Loan shall constitute the sole remedies available to the Certificateholders, the Servicer, the Trust Administrator, the Trustee or the Certificate Insurer respecting a breach of the representations and warranties contained in this
Section 2.08.

      Section 2.09. Representations, Warranties and Covenants of the Servicer.

          The Servicer hereby represents and warrants to and covenants with the Trustee, the Trust Administrator, the Certificateholders, the Depositor, each Subservicer, the Seller and the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

               (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extend necessary to ensure its ability, or to cause a Subservicer, to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

               (ii) The Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Pooling and Servicing Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Seller and the Depositor, constitutes the legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

               (iii) The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Servicer or
(B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body have jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

               (iv) The Servicer is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD eligibility requirements or that would require notification to HUD;

               (v) The collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

               (vi) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement, it being understood that certain of such covenants shall be performed by a Subservicer pursuant to a Subservicing Agreement between the Servicer and such Subservicer in accordance with Section 3.02;

               (vii) With respect to each Mortgage Loan, the Servicer, or Subservicer, is in possession of a complete Mortgage File, except for such documents as have been delivered to the Trustee;

               (viii) There are no actions or proceedings against, or investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement,
(B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or validity or enforceability of, this Agreement;

               (ix) As of the date of the Prospectus Supplement, the information under the caption "THE ORIGINATOR AND THE SERVICER--The Servicer" in the Prospectus Supplement will contain no untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

               (xi) The Servicer shall enforce all prepayment penalties, to the fullest extent permitted by applicable law, in all cases unless the Servicer determines, in its best reasonable judgment, that the related Mortgagor will be in imminent default of all future payments of principal and interest under the terms of the related Mortgage Note.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.09 shall survive delivery of the respective Mortgage Files to the Trust Administrator and shall inure to the benefit of the Depositor, each Subservicer, the Certificateholders, the Trustee, the Trust Administrator and the Certificate Insurer. Upon discovery by any of the Seller, the Depositor, the Servicer, the Trustee, the Trust Administrator or the Certificate Insurer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 2.06(c) hereof to cure any breach or to purchase an affected Mortgage Loan, (y) Section 2.06(d)(i) hereof to indemnify and hold harmless the Trust and (z) Section 3.25 hereof to indemnify and hold harmless the Seller, the Trustee, the Trust Administrator, the Depositor, the Certificateholders and the Certificate Insurer shall constitute the sole remedies available to the Seller, the Certificateholders, the Depositor, the Trustee, the Trust Administrator or the Certificate Insurer respecting a breach of the representations, warranties and covenants contained in this Section 2.09.

      Section 2.10. Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to the Seller, the Servicer, each Subservicer, the Trust Administrator, the Trustee, the Certificateholders and the Certificate Insurer, as of the Closing Date or as of such date specifically provided herein, that:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Seller and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or other governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, pending or threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

          (h) The Depositor did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any Lien (except for such Liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

          (j) The Depositor acquired title to each of the Mortgage Loans in good faith, without notice of any adverse claim;

          (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

          (m) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.10 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Servicer, each Subservicer, the Trustee, the Certificateholders and the Certificate Insurer. Upon discovery by any of the Seller, the Depositor, the Servicer, each Subservicer, the Certificate Insurer or a Responsible Officer of the Trustee who must have actual knowledge of a breach of any of the representations and warranties set forth in this Section 2.10(h), (i) and (j) with respect to any Mortgage Loan which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

      Section 2.11. Execution of Certificates.

          (a) The Trustee acknowledges the assignment to the Trust of the Mortgage Loans and the delivery to it (or the Trust Administrator on its behalf) of the Mortgage Files relating thereto, subject to the provisions of
Section 2.04 hereof, and, concurrently with such delivery, the Trust Administrator has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for such property, receipt of which is hereby acknowledged, Certificates in authorized denominations evidencing ownership of the Trust.

          (b) In connection with the issuance of the original Certificates, the Depositor shall furnish the Trust Administrator with a Written Order to Authenticate in the form set forth as Exhibit L hereto (a) directing the Trust Administrator to issue the original Certificates to the Persons designated in the Written Order to Authenticate and (b) informing the Trust Administrator of the Percentage Interest with respect to the original Regular Certificates and Class R Certificates.

      Section 2.12. Additional Transfers.

          (a) Subject to the satisfaction of the conditions set forth in
Article II hereof and paragraph (b) below and pursuant to the terms of the related Additional Transfer Agreement, in consideration of the Trust Administrator's delivery on each Additional Transfer Date to or upon the order of the Seller of all or a portion of the balance of funds in the related Pre-Funding Account, the Seller shall on such Additional Transfer Date sell, transfer, assign, set over and otherwise convey without recourse to the Trustee, all of the Seller's right, title and interest in and to each related Additional Mortgage Loan listed in the Mortgage Loan Schedule delivered by the Seller on such Additional Transfer Date for inclusion in the Related Loan Group, including (i) the related Loan Balance, all interest payments due after the related Cut-off Date and all collections in respect of principal received after such Cut-off Date; (ii) any real property that secured such Additional Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of such Additional Mortgage Loan; and (iv) all proceeds of the foregoing. The transfer by the Seller of the Additional Mortgage Loans set forth in the Mortgage Loan Schedule shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Seller to the Trust. If the assignment and transfer of the Additional Mortgage Loans and the other property specified in this
Section 2.12 from the Seller to the Trust pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Trustee as of each Additional Transfer Date a perfected, first priority security interest in the entire right, title and interest of the Seller in and to the related Additional Mortgage Loans and all other property conveyed to the Trustee pursuant to this Section 2.12 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. The amount released from the related Pre-Funding Accounts shall be one hundred percent (100%) of the aggregate of the applicable Cut-off Date Loan Balances of the Additional Mortgage Loans so transferred.

          (b) The Trust Administrator shall distribute from the related Pre-Funding Accounts funds in an amount equal to one hundred percent (100%) of the aggregate of the applicable Cut-off Date Loan Balances of the Additional Mortgage Loans so transferred to the Trust and use such cash to purchase the Additional Mortgage Loans on behalf of the Trust, along with the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to each Additional Transfer Date:

          i. the Seller shall have provided the Trust Administrator, the Trustee, the Certificate Insurer and the Rating Agencies with an Addition Notice, which notice shall be given not less than two Business Days prior to such Additional Transfer Date and shall designate the Additional Mortgage Loans to be sold to the Trust and the aggregate Cut-off Date Loan Balance of such Mortgage Loans;

          ii. the Seller shall have deposited in the Collection Account (A) all principal collected after the related Cut-off Date and interest payments due after such Cut-off Date but collected on or before such Cut-off Date in respect of each Additional Mortgage Loan and (B) the related Additional Cut-off Date Deposit;

          iii. the Seller shall have delivered an Officer's Certificate to the Trust Administrator confirming that, as of each Additional Transfer Date, the Seller was not insolvent, nor would it be made insolvent by such transfer, nor was it aware of any pending insolvency of the Seller;

          iv.  the Pre-Funding Period shall not have ended;

          v. the Seller shall have delivered to the Trust Administrator an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Additional Transfer Agreement;

          vi. the Seller shall have delivered an Officer's Certificate to the Trust Administrator confirming that the representations and warranties of the Seller pursuant to Section 2.07 hereof and
               Section 2.08 hereof are true and correct with respect to the Seller and the Additional Mortgage Loans, as applicable, as of the Additional Transfer Date;

          vii. the Seller shall have provided the Rating Agencies, the Certificate Insurer, the Trust Administrator and the Trustee with an Opinion of Counsel relating to the sale of the Additional Mortgage Loans to the Trust;

          viii. the Trust shall not purchase a Additional Mortgage Loan unless the Seller obtains the prior written consent of the Certificate Insurer and each Rating Agency; and

          ix. in connection with the transfer and assignment of the Additional Mortgage Loans, the Seller shall satisfy the document delivery requirements set forth in Section 2.04 hereof.

          (c) In connection with each Additional Transfer Date and on the related Distribution Date, the Trust Administrator shall determine (i) the amount and correct dispositions of the Capitalized Interest Requirements and Pre-Funding Earnings for such Distribution Date in accordance with the provisions of this Agreement and (ii) any other necessary matters in connection with the administration of the Pre-Funding Accounts and Capitalized Interest Accounts. In the event that any amounts are released by the Trust Administrator from a Pre-Funding Account or from a Capitalized Interest Account as a result of calculation error, the Trust Administrator shall not be liable therefor, and the Seller shall immediately repay such amounts to the Trust Administrator.

          (d) The Trust Administrator, on behalf of the Trustee, shall acknowledge receipt on each Additional Transfer Date of the Additional Mortgage Loans delivered to it on such date and within five Business Days after such receipt shall, as specified in Section 2.04 hereof, review the documents required to be delivered pursuant to Section 2.04 hereof (or shall cause such documents to be reviewed) and shall deliver to the Seller, the Depositor, the Trustee and the Servicer, with respect to such Additional Mortgage Loans, a certification substantially similar to the one prepared by the Trust Administrator pursuant to Section 2.05 hereof.

      Section 2.13. Mandatory Prepayment.

          Any Unutilized Pre-Funding Amount shall be distributed to Holders of the related Group of Certificates in accordance with Section 4.04 hereof on the first Distribution Date.

      Section 2.14. Designation of Interests in the Master and Subsidiary
                    REMICs.

          (a) The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all REMIC interests created hereby. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Residual Interest. The fiscal year of each REMIC shall be the calendar year.

          The Subsidiary REMIC shall consist of all of the assets of the Trust Estate (other than the Pre-Funding and Capitalized Interest Accounts and the Subsidiary REMIC Interests). The Subsidiary REMIC shall issue the Subsidiary REMIC Regular Interests and the SR Interest, which shall be designated as the sole class of "residual interests" in the Subsidiary REMIC.

          The Subsidiary REMIC Regular Interests shall bear interest during each Accrual Period at their respective Specified Interest Rates calculated on their respective Specified Principal Balances. On each Distribution Date, the interest accrued on the respective Subsidiary REMIC Regular Interests during the related Accrual Period shall be distributable thereon.

          The SR Interest shall have no principal balance and shall not bear interest.

          The assets of the Master REMIC shall consist of the Subsidiary REMIC Regular Interests. Each Class of Offered Certificates (other than the Class A-8IO Certificates) and each of the Class A-8IO Components shall be designated as "regular interests" in the Master REMIC and the MR Interest shall be designated as the sole class of "residual interests" in the Master REMIC.

          The beneficial ownership of the SR Interest and the MR Interest together shall be represented by the Class R Certificates.

          On each Distribution Date, the Subsidiary REMIC Principal Distribution Amount shall be allocated to the respective Subsidiary REMIC Regular Interests in amounts that correspond to the amounts distributable on such Distribution Date as principal of their Corresponding Classes; provided, that in the case of the Subsidiary Interest 7a and Subsidiary Interest 7b, all principal allocable thereto shall be applied, first, in reduction of the Specified Principal Balance of the Subsidiary Interest 7a until it is reduced to zero, and, thereafter, in reduction of the Specified Principal Balance of the Subsidiary Interest 7b. All Realized Losses shall be allocated to the Subsidiary REMIC Regular Interests in the same proportions as such Realized Losses are allocated to their Corresponding Classes pursuant to Section 4.04 hereof. Amounts distributable to the Class P Certificates in respect of prepayment premiums from the Mortgage Loans shall be allocated to the Subsidiary Interest P and shall not reduce the Specified Principal Balance thereof.

          (b) The Closing Date is hereby designated as the "startup day" of each of the Master REMIC and Subsidiary REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Master and Subsidiary REMICs shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

          (d) The Master and Subsidiary REMICs shall elect to be treated as REMICs under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the Master and Subsidiary REMICs shall be resolved in a manner that preserves the validity of such elections to be treated as REMICs.

          (e) With respect to each REMIC, the Servicer shall provide to the Trust Administrator and the Trust Administrator shall provide to the Internal Revenue Service (the "IRS") and to the Person described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto and the Trust Administrator shall be reimbursed by such Person for the cost of providing such information. Such information will be provided in the manner described in Treasury Regulation Section 1.860E-2(a)(5), or any successor regulation thereto. The Trust Administrator shall have no responsibility or liability for incorrect information supplied to the IRS where such information was supplied to the Trust Administrator by the Servicer, and the Trust Administrator shall have no responsibility or liability for information required to be supplied to the IRS and not so supplied where such information was known to the Servicer and not supplied by it despite the Trust Administrator's request for such information.

          (f) The "latest maturity dates" are as follows:

                    Class A-1:  June 25, 2016
                    Class A-2:  February 25, 2022
                    Class A-3:  April 25, 2025
                    Class A-4:  November 25, 2027
                    Class A-5:  January 25, 2029
                    Class A-6:  October 25, 2028
                    Class A-7:  July 25, 2029
                    Class A-8IO:  June 25, 2002


                                 ARTICLE III.

                         ADMINISTRATION AND SERVICING
                                 OF THE TRUST

      Section 3.01. Administration of the Trust; Servicing of the Mortgage
                    Loans.

          (a) The parties hereto intend that the REMIC Trust shall constitute, and that the affairs of the Trust shall be conducted so as to qualify the Master and Subsidiary REMICs as REMICs in accordance with the REMIC Provisions. In furtherance of such intention, each of the parties hereto covenants and agrees that it shall not knowingly take any actions or omit to take any actions that would disqualify the Master REMIC or Subsidiary REMIC for REMIC election or status and the Servicer covenants and agrees that it shall act, in its capacity as agent of the Tax Matters Person, as agent for the Master and Subsidiary REMICs, and as agent of the "tax matters person" (as defined in the REMIC Provisions) and that in such capacity it shall: (i) prepare or cause to be prepared, execute and file, in a timely manner, an annual Tax Return and any other Tax Return required to be filed by the Trust established hereunder using a calendar year as the taxable year for the Master and Subsidiary REMICs established hereunder; (ii) in the related first such Tax Return, make (or cause to be made) an election with respect to the Master and Subsidiary REMICs satisfying the requirements of the REMIC Provisions, on behalf of the Master and Subsidiary REMICs, to be treated as REMICs; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information, reports or Tax Returns required with respect to the Master and Subsidiary REMICs as, when and in the form required to be provided to the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "original issue discount" as defined in the Code based upon the Prepayment Assumption and calculated by using the "Issue Price" (within the meaning of Section 1275 of the Code) of the Certificates of the related Class; (iv) not knowingly take any action or omit to take any action that would cause the termination of the REMIC status of the Master REMIC or Subsidiary REMIC, except as provided under this Agreement; (v) pay, from the sources specified in the last paragraph of this Section 3.01(a), the amount of any and all other federal, state and local taxes imposed on the Master and Subsidiary REMICs, their assets or transactions, including, without limitation, the tax on "prohibited transactions" imposed by Section 860F of the Code, the tax on "contributions" imposed by Section 860G(d) of the Code and the tax on "net income from foreclosure property" imposed by Section 860G(c) of the Code when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee or the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vi) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust, and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust; (vii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 3.01(a), including, without limitation, providing all notices and other information to the Internal Revenue Service and Holders of Class R Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; and (viii) make available information necessary for the computation of any tax imposed (A) on a transferor of Class R Certificates to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization. The obligations of the Servicer pursuant to this Section 3.01(a) shall survive the termination or discharge of this Agreement.

          In order to enable the Servicer to perform its duties as set forth herein, the Seller shall provide or cause to be provided to the Servicer or its designee, within ten (10) days after the Closing Date, all information or data that the Servicer or its designee reasonably determines to be relevant for tax purposes as to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, Prepayment Assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Seller shall provide to the Servicer, promptly upon request therefor, any such additional information or data that the Servicer may from time to time reasonably request in order to enable the Servicer to perform its duties as set forth herein. The Seller shall indemnify the Servicer and hold it harmless for any loss, liability, damage, claim or expense of the Servicer arising from any failure of it to provide, or to cause to be provided, on a timely basis in response to the reasonable requests of the Servicer made pursuant to this paragraph, accurate information or data to the Servicer. The indemnification provisions hereunder shall survive the termination of this Agreement.

          In the event that any tax is imposed on "prohibited transactions" of the Master REMIC or Subsidiary REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Master REMIC or Subsidiary REMIC as defined in Section 860G(c) of the Code, on any gain recognized by the Master REMIC or Subsidiary REMIC pursuant to Section 860F(c) of the Code, on any contribution to the Master or Subsidiary REMICs after the Startup Date pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such tax arises out of or results from the willful malfeasance, bad faith or negligence in the performance by the Trustee of any of its obligations hereunder, (ii) the Trust Administrator, if any such tax arises out of or results from the willful malfeasance, bad faith or negligence in the performance by the Trust Administrator of any of its obligations hereunder, (iii) the Servicer or the Depositor, as applicable, if such tax arises out of or results from a breach by the Servicer or the Depositor of any of their respective obligations under this Agreement or (iv) in all other cases, or in the event that the Servicer, the Trustee, the Trust Administrator or the Depositor fails to honor its obligations under the preceding clauses
(i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Holders of the Class R Certificates pursuant to Section 4.04(b) hereof or, in the event of an insufficiency in such amounts, such tax shall be paid directly by such Class R Certificateholders.

          (b) (i) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and in accordance with the instructions of the Trustee, the Trust Administrator and the Certificate Insurer and, upon receipt of any such instructions from the Trust Administrator, the Trustee and the Certificate Insurer, shall be fully protected against any liability arising from, and shall be allowed to conclusively rely upon, such instructions. Unless otherwise specified herein with respect to specific obligations of the Servicer, the Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of the Holders and the Certificate Insurer in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                    (A) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor;

                    (B) the ownership of any Certificate by the Servicer or any affiliate of the Servicer

                    (C) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or

                    (D) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

          To the extent consistent with the foregoing, the Servicer also shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Depositor, the Trustee, the Trust Administrator, the Certificate Insurer and each Rating Agency in writing of (A) any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to service any Mortgage Loan or otherwise to perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement and (B) any attempt by a court or by a regulatory authority of which it has actual knowledge to assert jurisdiction over the Trust.

          Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a Subservicer, is hereby authorized and empowered, when the Servicer believes it appropriate in its best judgment and subject to the requirements of Section 3.07 hereof, to execute and deliver, on behalf of the Certificateholders and the Trust or any of them, and upon notice to the Trustee and the Trust Administrator, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.16 hereof, the Trustee shall execute, at the written direction of the Servicer, and furnish to the Servicer and any Subservicer any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any REO Property, and the Trustee shall not be accountable, or have any liability, for the actions of the Servicer or any Subservicers under such powers of attorney.

               (ii) Subject to Section 3.24 hereof and in accordance with the standards of the preceding paragraph, the Servicer shall make, or cause to be made, Servicing Advances as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties which Servicing Advances shall be made in a timely fashion so as to not adversely affect the value of the Mortgaged Property or the interests of the Certificateholders and which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09 hereof, and further as provided in Section 3.11 hereof; provided, however, that the Servicer shall not be required to make any Nonrecoverable Servicing Advance, as determined by the Servicer in its reasonable good faith business judgment. Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

               (iii) Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances to the Mortgagor with respect to a Mortgage Loan, and the Servicer shall not (a) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance or change the maturity date on such Mortgage Loan, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable or (b) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and cause either the Master REMIC or Subsidiary REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

               (iv) All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Trust Administrator, the Depositor, the Certificateholders, the Certificate Insurer or their duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained until the termination of this Agreement or such longer period as is required under applicable law, including, but not limited to, all transaction registers and loan ledger histories.

          The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement and no delegation that would result in the delegee being a Subservicer is permitted except pursuant to Section 3.02.

          (c) The Servicer shall not take any action to solicit the refinancing of any Mortgage Loan included in the Trust Estate, except under the circumstances specifically set forth herein. It is understood and agreed that promotions undertaken by the Servicer which are directed to the general public at large, or designated segments thereof, including without limitation mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements and offers to refinance made following receipt by Servicer of notice that the borrower was planning to refinance with another lender shall not constitute solicitation under this Section.

      Section 3.02. Subservicing Agreements Between Servicer and Subservicers.

          (a) The Servicer may with the consent of the Certificate Insurer enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans; provided, however, that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates. The Trustee and the Trust Administrator are hereby authorized to acknowledge, at the request of the Servicer, any Subservicing Agreement that meets the requirements applicable to Subservicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

          Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, (ii) a FHLMC or FNMA approved mortgage servicer and (iii) have equity of at least $5,000,000. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section
3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement and be approved in writing by the Certificate Insurer. The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. The Servicer and the Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement and be approved in writing by the Certificate Insurer, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificate Insurer or Certificateholders without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights; provided, further, that the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights shall not be required (i) to cure any ambiguity or defect in a Subservicing Agreement, (ii) to correct, modify or supplement any provisions of a Subservicing Agreement, or (iii) to make any other provisions with respect to matters or questions arising under a Subservicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement. Any variation without the consent of the Certificate Insurer from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee and the Trust Administrator copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Depositor, the Trust Administrator, the Certificateholders and the Certificate Insurer, shall enforce the obligations of each Subservicer under the related Subservicing Agreement and the Originator under the Mortgage Loan Purchase Agreement including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 2.06. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only
(i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the Person against which such enforcement is directed. Enforcement of the Mortgage Loan Purchase Agreement against the Seller shall be effected by the Servicer to the extent it is not the originator, and otherwise by the Trustee in accordance with the foregoing provisions of this paragraph.

      Section 3.03. Successor Subservicers, Termination of Subservicing
                    Agreement.

          Each Subservicing Agreement shall provide that the Subservicer will not resign without the consent of the Certificate Insurer. The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement with the written consent of the Certificate Insurer. In the event of resignation or termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer shall either service directly the related Mortgage Loans or shall enter, with the consent of the Certificate Insurer, into a Subservicing Agreement with a successor Subservicer pursuant to Section 3.02.

          Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee or the Trust Administrator at the request of the Certificate Insurer, without cost to the Trust, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Default).

      Section 3.04. Liability of the Servicer.

          Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer, or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Trust Administrator, the Certificateholders and the Certificate Insurer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Article III without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements, or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 3.05. No Contractual Relationship Between Subservicers and Trust
                    Administrator, Trustee or Certificateholders.

          Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trust Administrator, the Trustee, the Certificateholders and the Certificate Insurer shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Sections 3.03 and 3.06 The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

      Section 3.06. Assumption or Termination of Sub-Servicing Agreements by Trust Administrator.

          In the event the Servicer shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Default), the Trust Administrator or any designee consented to by the Certificate Insurer, or if a Certificate Insurer Default has occurred and is continuing, consented to by the Majority Certificateholders, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trust Administrator (with the consent of the Certificate Insurer) elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.03 or unless the Trust Administrator is directed by the Certificate Insurer to terminate any Sub-Servicing Agreement, and each Subservicing Agreement shall so provide. Upon such assumption, the Trust Administrator, its designee or the successor servicer for the Trust Administrator appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trust Administrator, its designee or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

          The Servicer at its expense shall, upon request of the Trust Administrator, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

      Section 3.07. Collection of Certain Mortgage Loan Payments.

          The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below; and provided further, that the Servicer shall not waive any prepayment penalty provision included in a Mortgage Note unless the Servicer determines, in its best reasonable judgement, that the related Mortgagor will be in imminent default of all future payments of principal and interest under the terms of the related Mortgage Note. In the event of any such arrangement pursuant to clause
(ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.06 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term (other than the waiver of any prepayment penalty) of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage
Loan), accept payment from the related Mortgagor of an amount less than the then outstanding Loan Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off"), or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Certificate Insurer (taking into account any estimated Realized Loss that might result absent such action). The Servicer shall give the Certificate Insurer prompt written notice of any such action.

      Section 3.08. Subservicing Accounts.

          In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Sub-Servicing Account shall be in the name of the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, and shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Subservicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Subservicer's receipt thereof, all proceeds of Mortgage Loans received by the Subservicer, less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the receipt of such amounts. The Subservicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amount in the Subservicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

      Section 3.09. Collection of Taxes, Assessments and Similar Items;
                    Servicing Accounts.

          The Servicer shall establish and maintain, or cause to be established and maintained one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all Escrow Payments collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Servicing Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Subservicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) hereof (with respect to taxes and assessments) and Section 3.13 hereof (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer or Subservicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement thereof.

      Section 3.10. Collection Account.

          (a) The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts to conform to the definition of Collection Account, held in the name of the Trust Administrator on behalf of the Trustee, as Trustee for New Century Home Equity Loan Trust, Series 1999-NCA, in trust for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear. The establishment of the Collection Account shall be evidenced by a certification of the Servicer in the form attached hereto as Exhibit G. The Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the Servicer's receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or required to be made by it subsequent to the applicable Cut-off Date with respect to any Mortgage Loan (other than in respect of principal or interest on any Mortgage Loan due on or before such Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to such Cut-off Date which are due after such Cut-off Date.

               (i) (A) all payments on account of scheduled principal (including amounts deemed to represent scheduled principal with respect to REO Property) that are due subsequent to the applicable Cut-off Date, and (B) all Principal Prepayments, in each case on the Mortgage Loans;

               (ii) all payments on account of interest (net of the related Servicing Fee) that are due subsequent to the applicable Cut-off Date;

               (iii) any Net Recovery Proceeds;

               (iv) any amounts required to be deposited pursuant to Section
3.23 hereof by the Servicer in connection with any Prepayment Interest Shortfalls in respect of the Mortgage Loans;

               (v) any amounts required to be deposited by the Servicer in connection with any losses on investment of funds in the Collection Account pursuant to subsection (b) below;

               (vi) any amounts required to be deposited by the Servicer pursuant to the fourth paragraph of Section 3.13 hereof in respect of any blanket policy deductibles;

               (vii) all Purchase Prices paid by the Seller or the Servicer in respect of the Mortgage Loans;

               (viii) all Substitution Shortfall Amounts paid by the Seller or the Servicer in respect of the Mortgage Loans;

               (ix) all prepayment penalties, if any, collected during the related Due Period; and

               (x) all Delinquency Advances with respect to the Mortgage Loans, as required by Section 4.06 hereof.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution, but the unpaid principal balance of such Qualified Substitute Mortgage Loan shall not include the principal portion of any Monthly Payment made, or the scheduled principal portion of any Monthly Payment that was due to be made but was not received by the Servicer, in such month of substitution.

          Notwithstanding any other provision herein, the amounts of principal and interest payments due on the Mortgage Loans on or before the applicable Cut-off Date need not be deposited into the Collection Account by the Servicer.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, penalty interest, extension fees, modification fees, assumption fees or insufficient-funds charges need not be deposited by the Servicer into the Collection Account.

          (b) Not later than 12:00 noon, New York time, on each Servicer Remittance Date the Servicer shall deposit in the Collection Account the amount of any net loss incurred in connection with the investment of funds in the Collection Account since the prior Servicer Remittance Date; such amounts shall be funded from the Servicer's own funds without any right to reimbursement. The Servicer shall give prompt notice to each of the Rating Agencies and the Underwriters of the amount of any such net loss.

          (c) Funds in the Collection Account shall be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12 hereof. The Servicer shall give notice to the Trustee, the Trust Administrator, the Underwriters, the Certificateholders, the Seller, the Depositor and the Certificate Insurer of the location of the Collection Account on or before the Closing Date, and prior to any change thereof.

          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trust Administrator for deposit in the Certificate Account and for all purposes of this Agreement shall be deemed to be a part of the Collection Account.

      Section 3.11. Withdrawals from the Collection Account.

          The Servicer, or the Trust Administrator at the written request of the Servicer, shall, from time to time, make withdrawals from the Collection Account for any of the following purposes:

               (i) to deposit into the Certificate Account prior to 3:00 p.m., New York time, on the Servicer Remittance Date immediately preceding each Distribution Date (after having received Delinquency Advances for such period) the related Interest Remittance Amount and the Principal Remittance Amount net of amounts to be paid as follows:

                    (A) to pay to the Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.06 or Section 3.15(c) hereof all amounts received thereon in any month subsequent to the month of such purchase or substitution, as the case may be;

                    (B) to reimburse the Servicer for any Delinquency Advance or Servicing Advance previously made that the Servicer has determined to be a Nonrecoverable Delinquency Advance or a Nonrecoverable Servicing Advance; and

                    (C) to reimburse the Seller, the Depositor and the Servicer for losses, liabilities, costs and expenses reimbursable to them pursuant to Section 6.03 hereof;

               (ii) to pay to the Servicer (x) when collected on the related Mortgage Loan, all recovered and previously unreimbursed Delinquency Advances and Servicing Advances (but only to the extent received from the related Mortgagor), and (y) any interest or investment income earned on funds deposited in the Collection Account (net of investment losses);

               (iii) to reimburse the Servicer, the Trustee or the Trust Administrator, as the case may be, for expenses reasonably incurred in respect of any breach or defect giving rise to the purchase obligation under Section
2.06 hereof that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation, but only to the extent included in the related Purchase Price;

               (iv) to pay to the Servicer the excess, if any, of any Net Recovery Proceeds over the Loan Balance of the related Mortgage Loan, to the extent any such excess was deposited into the Collection Account;

               (v) to withdraw any amount not required to be deposited into the Collection Account, which amount shall include all interest payments as to which the related Due Date occurs on or prior to the applicable Cut-off Date and amounts payable to the Servicer from the REO Account pursuant to Section 3.22(d);

               (vi) to clear and terminate the Collection Account pursuant to
Section 10.01 hereof;

               (vii) in the event of a prepayment or satisfaction of a Mortgage Loan, to pay the refunds and expenses to which the Mortgagor is entitled as set forth on requests submitted by the Servicer, which requests shall be substantially in the form of Exhibit O attached hereto; and

               (viii) to pay to the Class P Certificateholders any prepayment penalties collected on the Mortgage Loans in the calendar month prior to the related Distribution Date (such amounts to be paid directly to the Class P Certificateholders on the related Distribution Date).

      Section 3.12. Investment of Funds in the Accounts.

          (a) The Servicer may direct in writing any depository institution maintaining the Collection Account, Certificate Account, Pre-Funding Accounts or Capitalized Interest Accounts to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) if such Permitted Investments are not obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the Business Day immediately preceding the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement but in no event later than the Business Day immediately preceding the next Servicer Remittance Date or Distribution Date, as applicable, and (ii) if such Permitted Investments are obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement or, in the case of the Pre-Funding Accounts and the Capitalized Interest Accounts, the date on which the Seller so designates, but in no event later than the next Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand.

          If the Servicer, with respect to the Collection Account, Certificate Account, Pre-Funding Accounts or Capitalized Interest Accounts, does not provide investment directions to the depository institution with respect to the funds on deposit therein, such funds shall be invested in the Permitted Investments specified in clause (v) of the definition thereof, which may be administered by an affiliate of such depository institution.

          Any investment of funds on deposit in any Account shall be made in the name of the Trust Administrator (in its capacity as such), as agent for the Trustee, or in the name of a nominee of the Trust Administrator, in each case in trust for the benefit of the Certificateholders. With respect to any Account held by the Trust Administrator, the Trust Administrator shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee. In the event amounts from funds on deposit in any Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall:

               (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

               (ii) demand payment of all amounts due thereunder promptly by a Responsible Officer of the Trust Administrator having actual knowledge that such Permitted Investment would not constitute a Permitted Investment.

          (b) All net income and net gain realized from investment of funds deposited in the Collection Account and the Certificate Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 and Section 4.04(a)(ii) hereof, respectively.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee or the Trust Administrator shall take such action as it is directed in writing by the Servicer or the Seller, as appropriate, to take in order to enforce such payment or performance, including the initiation and prosecution of appropriate proceedings; provided, however, that the Trustee and the Trust Administrator shall be indemnified and reimbursed for any related costs, expenses, losses or liabilities as provided in Section 8.05 hereof.

      Section 3.13. Maintenance of Hazard Insurance and Errors and Omissions
                    and Fidelity Coverage.

          (a) The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the Loan Balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are part of such property and (ii) the Loan Balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.

          Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Mortgagor in accordance with the procedure that the Servicer would follow in servicing loans for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11 hereof.

          Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is located at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the Loan Balance of the related Mortgage Loan and, (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

          In the event that the Servicer shall obtain and maintain (at its own expense) a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if either of them were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee, the Trust Administrator and the Certificate Insurer. The Servicer shall also cause each Subservicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

      Section 3.14. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

          (a) The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Estate and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee and the Trust Administrator that any such substitution, modification or assumption agreement has been completed by forwarding to the Trust Administrator (with a copy to the Trustee) the executed original copy of such substitution, modification or assumption agreement, which shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

      Section 3.15. Realization upon Defaulted Mortgage Loans.

          (a) The Servicer shall use its best efforts, consistent with Acceptable Servicing Procedures, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07 hereof. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in
Section 3.11. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

          (b) Notwithstanding the foregoing provisions of this Section 3.15 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Administrator, the Trust Estate or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

          (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Estate to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

          (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Estate to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.15 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11.

          If the Servicer determines, as described above, that it is in the best economic interest of the Trust Estate to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate; provided that any amounts disbursed by the Servicer pursuant to this Section 3.15(b) shall constitute Servicing Advances, (to the extent such amounts do not constitute Nonrecoverable Servicing Advances). The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11.

          (c) The Servicer may at its option purchase from the Trust Estate any Mortgage Loan that is 90 days or more delinquent, subject to the limitations set forth in the last sentence hereof, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee and the Trust Administrator prior to purchase), at a price equal to the Purchase Price; provided, however, that if the Servicer purchases any such Mortgage Loans on the basis of delinquency, the Servicer must purchase the most delinquent Mortgage Loans first. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trust Administrator, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto. The total amount of Mortgage Loans that may be purchased by the Servicer pursuant to this Section 3.15(c) (not including Mortgage Loans repurchased due to a breach of a representation or warranty) may not exceed 5% of the Cut-off Date Pool Balance, unless the Certificate Insurer otherwise agrees in writing. Upon ultimate disposition of any such Mortgage Loans, the Servicer shall provide to the Certificate Insurer a report of such disposition, which report shall contain the information that would have been included in the Liquidation Report had the Mortgage Loan remained in the Trust Estate.

          (d) The Servicer may also, with the consent of the Certificate Insurer, sell to a third party any Mortgage Loan that is 90 days or more delinquent which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee and the Trust Administrator prior to purchase). Each such Mortgage Loan shall be sold at a market price as determined by the Servicer.

      Section 3.16. Trustee and Trust Administrator to Cooperate; Release of
                    Mortgage Files.

          Upon the payment in full of any Mortgage Loan or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify or cause to be notified the Trustee, the Trust Administrator and the Certificate Insurer by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trust Administrator shall promptly release the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to any Account or shall be otherwise chargeable to the Trust, the Trustee, the Trust Administrator , the Certificateholders or the Certificate Insurer.

          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trust Administrator shall, upon request of the Servicer and delivery to the Trust Administrator of a Request for Release in the form of Exhibit E-1, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trust Administrator when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds or Property Insurance Proceeds relating to the Mortgage Loan (net of the amounts, if any, described in clauses (w), (x), (y) and (z) of Section 3.10(a)(v) hereof) have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee and the Trust Administrator a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, a copy of the Request for Release shall be released by the Trust Administrator to the Servicer.

          Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section 3.17. Servicing Compensation.

          As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to retain the Servicing Fee with respect to each Mortgage Loan, payable solely from payments of interest on the related Mortgage Loan, in respect of such Mortgage Loan. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement, as applicable, although any portion thereof may be paid to a Subservicer as provided in the related Subservicing Agreement.

          Additional servicing compensation in the form of Net Recovery Proceeds in excess of the Loan Balance of the related Mortgage Loan (if permitted by applicable law), penalty interest, assumption fees, modification fees, insufficient-funds charges, late payment charges or otherwise shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer (such amounts, "Additional Servicing Compensation"). The Servicer shall also be entitled pursuant to Sections 3.11(a)(ii) and 4.04(a)(ii) hereof to interest or other investment income earned from the investment of funds on deposit in the Collection Account and the Certificate Account, respectively, as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, (x) payment of premiums for the insurance required by Section 3.13 hereof, to the extent such premiums are not paid by the related Mortgagors or by a Subservicer and (y) servicing compensation of each Subservicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

      Section 3.18. Reports to the Trust Administrator and the Trustee;
                    Collection Account Statements.

          (a) Not later than twenty days after each Distribution Date, the Servicer shall forward to the Trustee, the Trust Administrator, the Certificate Insurer and the Depositor the most current available bank statement for the Collection Account. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

          (b) If funds in the Collection Account during a Due Period have been invested in investments other than bank deposits of the depository institution maintaining the Collection Account or money market funds (as described in the definition of Permitted Investments), then, on or before the related Distribution Date, the Servicer shall forward to the Trustee, the Trust Administrator and the Seller a statement in the form annexed hereto as Exhibit I setting forth the activity in the Collection Account during the preceding calendar month.

          (c) On the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, the Trust Administrator and the Certificate Insurer by telecopy (or by such other means as the Servicer, the Trust Administrator and the Trustee (or the Certificate Insurer) may agree from time to time) a servicing report with respect to the related Distribution Date. In addition, the Servicer shall deliver to Bloomberg, by electronic medium, a copy of the servicing report. On the same date, the Servicer shall forward to the Trustee, the Trust Administrator and the Certificate Insurer by overnight mail a computer readable magnetic tape containing the information set forth in such report with respect to the related Distribution Date. Such report will include (i) the amount of Delinquency Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of Delinquency Advances outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by
Section 4.04, to prepare the statements to Certificateholders contemplated by
Section 4.05 and to prepare the Remittance Report pursuant to Section 4.06. The Trust Administrator shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

      Section 3.19. Statement as to Compliance and Financial Statements.

          The Servicer will deliver to the Trustee, the Trust Administrator, the Depositor, the Seller and the Certificate Insurer not later than 90 days following the end of each fiscal year (beginning with the 1999 fiscal year) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee, the Trust Administrator and the Certificate Insurer a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

          The Servicer shall forward to the Certificate Insurer a copy of any audited annual financial statements, as well as any unaudited quarterly financial statements, of any Sub-Servicer received by the Servicer, both at the Servicer's expense.

          Copies of any such Officers' Certificate and financial statements shall be provided by the Trust Administrator to the Certificate Insurer, any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

      Section 3.20. Independent Public Accountants' Servicing Report.

          Not later than 90 days following the end of each fiscal year (beginning with the 1998 fiscal year) of the Servicer, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report, such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Certificate Insurer, the Trustee, the Trust Administrator, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trust Administrator.

      Section 3.21. Access to Certain Documentation.

          The Servicer shall provide to the OTS, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or the Certificate Insurer, access to the documentation regarding the Mortgage Loans required by applicable state and federal laws and regulations. The Servicer shall similarly provide to the Trustee, the Trust Administrator, the Depositor and the Certificate Insurer such access to the documentation regarding the Mortgage Loans as such Persons may reasonably require. Such access shall in each case be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer or of a Subservicer, as applicable, designated by it.

      Section 3.22. Title, Management and Disposition of REO Property.

          (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trust on behalf of the Certificateholders. The Servicer, on behalf of the Trust, shall sell any REO Property within three years after the Trust acquires ownership of such REO Property for purposes of
Section 860G(a)(8) of the Code, unless the Servicer has delivered to the Trust Administrator, the Trustee, the Depositor and the Certificate Insurer an Independent Opinion of Counsel, addressed to the Trust Administrator, the Trustee, the Depositor, the Servicer and the Certificate Insurer, to the effect that holding such REO Property for more than three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the related REMIC Trust to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Certificate Insurer solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Subsidiary REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

          (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders and the Certificate Insurer.

          Notwithstanding the foregoing, the Servicer shall not:

               (i) permit the Trust to enter into, renew or extend any new lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

               (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

               (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

unless, in any such case, the Servicer has obtained an Independent Opinion of Counsel, addressed to itself, the Trustee, the Trust Administrator and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code at any time that it is held by the Trust, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

               (i) the terms and conditions of any such contract shall not be inconsistent herewith;

               (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

               (iii) none of the provisions of this Section 3.22(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

               (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

          The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

          (d) In addition to the withdrawals permitted under Section 3.22(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Subservicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Subservicer for unreimbursed Servicing Advances and Delinquency Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Collection Account, for distribution on the related Distribution Date in accordance with Section 4.04, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.22(c) or this Section 3.22(d).

          (e) Subject to the time constraints set forth in Section 3.22(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its Accepted Servicing Procedures.

          (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Subservicer as provided above, shall be deposited in the Collection Account in no event more than two Business Days after the Servicer's receipt thereof for distribution on the related Distribution Date in accordance with Section 4.04. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

          (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

      Section 3.23. Prepayment Interest Shortfalls.

          The Servicer shall deposit into the Collection Account on or before 12:00 noon, New York time, on each Servicer Remittance Date an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Due Period and (ii) its aggregate Servicing Fee received in such Due Period.

      Section 3.24. First Liens.

          Subject to the remainder of this Section 3.24, if the Servicer is notified that any holder of a First Lien has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the First Lien, if such advance would have the effect of increasing the Net Recovery Proceeds.

          No advance shall be required to be made under this Section 3.24 if such advance would, if made, constitute a Nonrecoverable Servicing Advance.

      Section 3.25. Indemnification.

          (a) The Servicer shall indemnify the Seller, the Trust, the Depositor, the Trustee, the Trust Administrator and the Certificate Insurer (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 6.03 hereof for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this
Section 3.25 shall have no force and effect with respect to such failure.

          (b) The Depositor, the Seller, the Trustee, the Trust Administrator or the Certificate Insurer, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Trustee, the Depositor, the Trust Administrator and the Certificate Insurer of any claim of which it has been notified pursuant to this Section 3.25 by another Person and, in any event, shall promptly notify the Depositor and the Certificate Insurer of its intended course of action with respect to any claim. If the Certificate Insurer so directs the Servicer in writing within ten Business Days of such notice to the Certificate Insurer, the Servicer shall refrain from defending, and in any case if the Certificate Insurer so directs in writing at any time the Servicer shall cease defending (but only if the Servicer is not judicially or legally prohibited from doing so), such claim or shall settle such claim on terms acceptable to the Certificate Insurer; provided, however, that the Servicer need not comply with the Certificate Insurer's directions unless it is indemnified to its reasonable satisfaction by the Certificate Insurer against any liability that the Servicer may incur as a consequence of such compliance.

          (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto in writing or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section 3.25 shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

      Section 3.26. Certain Procedures Relating to Successor Subservicers and
                    Successor Servicers.

          (a) In the event that any Subservicer is to be terminated, the Certificate Insurer and the Servicer shall consult among themselves with respect to the appointment of a successor Sub-Servicer (it being acknowledged that the Servicer is obligated to service the Mortgage Loan directly pursuant to Section 3.03 hereof if no successor Subservicer is appointed pursuant to this Section 3.26(a)). In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the successor Sub-Servicer (or whether the Servicer shall be required to service directly the Mortgage Loans) the decision of the Certificate Insurer shall control.

          (b) In the event that the Servicer is to be replaced, the Certificate Insurer, the Trust Administrator and the Trustee shall consult among themselves with respect to the appointment of a successor Servicer (it being acknowledged that the Trust Administrator is obligated to act as successor Servicer pursuant to Section 7.02 hereof, if no other successor Servicer is appointed pursuant to this Section 3.26(b)). In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the successor Servicer, the decision of the Certificate Insurer shall control except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee and the Trust Administrator shall control.

          (c) In connection with any change in the Servicer's servicing software, the Servicer shall promptly deliver to the Trustee, the Trust Administrator and the Certificate Insurer an Officers' Certificate detailing the substance of such change and the Servicer shall cooperate fully with the Trustee and the Trust Administrator in any manner that the Trustee or the Trust Administrator reasonably deems necessary with respect to such change, to the extent such change affects the ability of the Trustee or the Trust Administrator to perform its obligations hereunder.

      Section 3.27. Reports to the Securities and Exchange Commission.

          The Trust Administrator shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trust Administrator, each of the Seller, the Servicer, the Depositor, the Trustee and the Certificate Insurer shall cooperate with the Trust Administrator in the preparation of any such report and shall provide to the Trust Administrator in a timely manner all such information or documentation as the Trust Administrator may reasonably request in connection with the performance of its duties and obligations under this Section.

      Section 3.28. Servicing Termination.

          The Servicer hereby covenants and agrees to act as the Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on September 30, 1999, which term shall be extendable by the Certificate Insurer for successive terms of three calendar months thereafter, until the termination of the Trust Estate pursuant to Article X. Each such notice of extension ("a Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee, the Trust Administrator and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound for the duration of the term covered by such Servicer Extension Notice to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Trust Administrator agrees that if as of the fifteenth (15th) day prior to the last day of any term of the Servicer the Trust Administrator shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trust Administrator will within five (5) days thereafter, give written notice of such non-receipt to the Certificate Insurer and the Servicer. The failure of the Certificate Insurer to deliver a Servicer Extension Notice by the end of a calendar term shall result in the termination of the Servicer. If the term of the Servicer shall expire without the Certificate Insurer having delivered to the Servicer a Servicer Extension Notice, but the Servicer shall continue without objection from the Trustee, the Trust Administrator or the Certificate Insurer to perform the functions of servicer hereunder (and in the absence of ground for termination under the Insurance Agreement), the Servicer shall be entitled to receive a prorated portion of the Servicing Fee specified hereunder for the time during which it shall so act; provided, that it is understood and agreed that the foregoing provision for payment of the prorated Servicing Fee is intended solely to avoid unjust enrichment of the Trust Estate and does not contemplated or give rise to any implicit renewal of the Servicer's term. The foregoing provisions of this paragraph shall not apply to the Trustee or Trust Administrator in the event the Trustee or Trust Administrator succeeds to the rights and obligations of the Servicer and the Trustee or Trust Administrator shall continue in such capacity until the earlier of the termination of this Agreement pursuant to Article X or the appointment of a successor servicer.


                                 ARTICLE IV.

                                 FLOW OF FUNDS

      Section 4.01. Establishment of Accounts.

          The Trust Administrator, on behalf of the Trust and as agent for the Trustee, shall establish on the Closing Date, and thereafter maintain, the Certificate Account, the Capitalized Interest Accounts, the Pre-Funding Accounts and the Policy Payments Account, each of which shall conform to the definition of Eligible Account and shall be held by the Trust Administrator for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear.

      Section 4.02. The Certificate Insurance Policy.

          (a) Not later than 3:00 p.m., New York time, on the third Business Day immediately preceding each Distribution Date, the Trust Administrator shall determine the Available Funds for such Distribution Date.

          To the extent any Available Funds Shortfall will exist for any Distribution Date after giving effect to the distributions specified in
Section 4.04(b) hereof (calculating such distributions without giving effect to any Insured Payment to be made on such Distribution Date), the Trust Administrator shall complete a notice in the form attached to the Policy (the "Notice") and shall submit such Notice to the Certificate Insurer no later than 10:00 a.m., New York time, on the second Business Day preceding such Distribution Date. Such Notice may be delivered by electronic facsimile (in which case the original shall be sent by overnight courier). The Notice shall constitute a claim for an Insured Payment pursuant to the Policy for an amount equal to the Available Funds Shortfall. Upon receipt of Insured Payments on behalf of the Certificateholders, the Trust Administrator shall deposit such Insured Payments in the Policy Payments Account, and shall thereafter transfer such Insured Payments to the Certificate Account for distribution solely to the related Certificateholders in accordance with Section 4.04(b).

          (b) The Trust Administrator, on behalf of the Trust and as agent for the Trustee, shall establish a separate special purpose trust account for the benefit of the Holders of the Offered Certificates and the Certificate Insurer (the "Policy Payments Account") over which the Trust Administrator shall have exclusive control and sole right of withdrawal. The Trust Administrator shall deposit any amount paid under the Policy into the Policy Payments Account and distribute such amount only for purposes of payment to the Holders of Offered Certificates of the Insured Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee, the Trust Administrator or the Trust. Amounts paid under the Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and thereafter disbursed by the Trust Administrator to the Holders of the Offered Certificates in accordance with
Section 4.04(b). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay any other amounts distributed pursuant to Section 4.04(b). However, the amount of any payment of principal of or interest on the Offered Certificates to be paid from funds transferred from the Policy Payments Account shall be noted in the statement to be furnished to related Holders of the Offered Certificates pursuant to Section 4.05. Funds held in the Policy Payments Account shall not be invested by the Trust Administrator.

          On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trust Administrator as a result of such claim, to the extent required to pay amounts owed to Certificateholders on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Certificate Account and applied by the Trust Administrator, together with the other funds to be deposited in the Certificate Account, directly to the amounts owed to Certificateholders on the related Certificates. Funds received by the Trust Administrator as a result of any claim under the Policy shall be deposited by the Trust Administrator in the Policy Payments Account and then transferred to the Certificate Account and used solely for payment to the related Holders of the related Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee, the Trust Administrator or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

          (c) The Trust Administrator shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          (d) The Trust Administrator shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate in accordance with the provisions of this Article IV. Insured Payments disbursed by the Trust Administrator from proceeds of the Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Offered Certificates, and the Certificate Insurer shall be subrogated to the rights of the Certificateholders to the extent of the payment and shall be entitled to receive the Reimbursement Amount pursuant to Section 4.04(b)(I)(iv) or (II)(iv). By acceptance of a Certificate, each Holder of a Certificate agrees and recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer will be entitled to receive the Reimbursement Amount pursuant to Section 4.04(b)(I)(iv) and (II)(iv).

          (e) If the Trust Administrator receives a certified copy of an order of the appropriate court (an "Order") that any prior distribution made on the Offered Certificates of principal or current interest has been voided in whole or in part as a Preference Payment under applicable bankruptcy, insolvency, receivership or similar law, the Trust Administrator shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such voided distribution and shall, at the time it provides notice to the Certificate Insurer, notify each Holder of the affected Certificates by mail (i) that, subject to the terms of the Policy, the Certificate Insurer will disburse the voided distribution directly to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order following such Certificateholder's making timely delivery to the Trust Administrator of (a) a certificate of such Certificateholder that such Order has been entered and is not subject to any stay and (b) an assignment duly executed and delivered by such Certificateholder, in such form as is reasonably required by the Certificate Insurer and provided to such Certificateholder by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of such Certificateholder relating to or arising under the affected Certificates against the debtor that made such Preference Payment, or otherwise with respect to such preference payment, and (ii) that, if any such voided distribution payment is recovered from such Certificateholder pursuant to such Order, such Certificateholder will be entitled to payment pursuant to the Policy. A copy of the Policy shall be made available to each affected Certificateholder through the Trust Administrator, and the Trust Administrator shall furnish to the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments that have been made by the Trust Administrator and subsequently recovered from Certificateholders and the dates on which such payments were made.

          (f) The Trust Administrator shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trust Administrator has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Offered Certificates. Each Holder of a Class A Certificate, by its purchase of such Certificate, the Servicer, the Trust Administrator and the Trustee agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and
(ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Holder, the Servicer, the Trust Administrator and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee, the Trust Administrator and each Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          (g) It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Class A Certificateholders shall also have received the full amount of the Insured Distribution Amount for such Distribution Date.

      Section 4.03. Deposits into, and Transfers Among, the Accounts.

          (a) The Trust Administrator shall deposit into the Certificate Account, upon receipt, the amount referred to in Section 3.11(i), the Termination Price received by the Trust Administrator in connection with a termination of the Trust pursuant to Article X hereof and any amounts transferred from either of the Pre-Funding Accounts or the Capitalized Interest Accounts pursuant to Section 4.08 hereof.

          (b) Prior to 1:00 p.m. New York time on any Distribution Date, the Trust Administrator shall make all transfers required in order to make the payments required pursuant to Section 4.04 hereof.

      Section 4.04. Flow of Funds and Distributions.

          (a) No later than 1:00 p.m., New York time, on each Distribution Date (or as described below), the Trust Administrator shall apply the amounts on deposit in the Certificate Account in the following order of priority:

               (i) to pay to the Trust Administrator the Administrative Fee;

               (ii) to pay the Servicer any interest or investment income earned on funds deposited in the Certificate Account (net of investment losses); and

               (iii) the Trust Administrator shall allocate all remaining amounts then on deposit in the Certificate Account (the "Available Funds") to the Subsidiary REMIC Interests pursuant to Section 2.14 hereof and concurrently distribute such amounts in the order and priority set forth in
Section 4.04(b) below.

          (b) I. On each Distribution Date, the Trust Administrators shall withdraw (a) from the Certificate Account, the Group I Available Funds and (b) from the Policy Payments Account, the amount of any Insured Payment allocable to the Group I Certificates and shall distribute the same in the following order of priority:

               (i) to the holders of each Class of Group I Certificates and the Class A-8IO Certificates, their pro rata share (based on the amount of interest each Class of Group I Certificates and the Class A-8IO-I Component are entitled to receive) of the related Interest Distribution Amounts for such Distribution Date;

               (ii) to the holders of the Classes of Group I Certificates, an amount equal to the Group I Basic Principal Distribution Amount, in the order of priority specified below;

               (iii) to the Certificate Insurer, the Premium Amount for such Distribution Date (to the extent such payment will not cause an Insured Payment to be required);

               (iv) to the Certificate Insurer, the Reimbursement Amount for such Distribution Date (to the extent such payment will not cause an Insured Payment to be required);

               (v) to the holders of the Class of Group II Certificates and the Class A-8IO-II Component, an amount equal to the excess, if any, of (x) the related Interest Distribution Amounts for such Distribution Date over (y) the amount actually distributed to the holders of such Class and Component on such Distribution Date pursuant to subclause II(i) below;

               (vi) to the holders of the Class of Group II Certificates, an amount equal to the excess, if any, of (x) the Class Certificate Principal Balance thereof (after giving effect to all distributions thereon on such Distribution Date from the Group II Available Funds) over (y) related Loan Group Balance on the last day of the immediately preceding Prepayment Period;

               (vii) to holders of the Classes of Group I Certificates, in the order of priority described below, an amount equal to the Group I Extra Principal Distribution Amount; and

               (viii) to the holders of the Class of Group II Certificates, an amount equal to the excess, if any, of (x) the Group II Principal Distribution Amount for such Distribution Date over (y) the amount actually distributed to such holders on such Distribution Date pursuant to subclauses II(ii) and II(vii) from the Group II Available Funds, plus, any remaining OC Deficiency Amount for such Distribution Date for the Group II Certificates.

          Except as otherwise specified below, all distributions of principal to holders of the Classes of Group I Certificates shall be made in the following priority:

                    first, to the Class A-6 Certificates, in an amount equal to the Class A-6 Priority Distribution Amount;

                    second, to the Class A-1 Certificates, until their Class Certificate Principal Balance is reduced to zero;

                    third, to the Class A-2 Certificates, until their Class Certificate Principal Balance is reduced to zero;

                    fourth, to the Class A-3 Certificates, until their Class Certificate Principal Balance is reduced to zero;

                    fifth, to the Class A-4 Certificates, until their Class Certificate Principal Balance is reduced to zero;

                    sixth, to the Class A-5 Certificates, until their Class Certificate Principal Balance is reduced to zero; and

                    seventh, to the Class A-6 Certificates, until their Class Certificate Principal Balance is reduced to zero.

          On the first Distribution Date, the related Unutilized Pre-Funding Amount, if any, will be distributed as principal of the Classes of Group I Certificates on a pro rata basis (calculated based on their Original Class Certificate Principal Balances).

          II. On each Distribution Date, the Trust Administrator shall withdraw from the Certificate Account all Group II Available Funds and from the Policy Payments Account, the amount of any Insured Payment allocable to the Group II Certificates and shall distribute the same in the following order of priority:

               (i) to the holders of the Class of Group II Certificates and the Class A-8IO Certificates, their pro rata share (based on the amount of interest the Class of Group II Certificates and the Class A-8IO-II Component are entitled to receive) of the related Interest Distribution Amounts for such Distribution Date;

               (ii) to the holders of the Class of Group II Certificates, an amount equal to the Group II Basic Principal Distribution Amount, until the Class Certificate Principal Balance thereof has been reduced to zero;

               (iii) to the Certificate Insurer, the Premium Amount for such Distribution Date (to the extent such payment will not cause an Insured Payment to be required);

               (iv) to the Certificate Insurer, the Reimbursement Amount for Group II for such Distribution Date (to the extent such payment will not cause an Insured Payment to be required);

               (v) to the holders of the Classes of Group I Certificates and the Class A-8IO-I Component, an amount equal to the excess, if any, of (x) the related Interest Distribution Amounts for such Distribution Date over (y) the amount actually distributed to the holders of such Classes and Component on such Distribution Date pursuant to subclause I(i) above;

               (vi) to the holders of the Classes of Group I Certificates, an amount equal to the excess, if any, of (x) the Class Certificate Principal Balances of such Classes (after giving effect to all distributions thereon on such Distribution Date from the Group I Available Funds) over (y) the related Loan Group Balance on the last day of the immediately preceding Prepayment Period;

               (vii) to the holders of the Class of Group II Certificates, an amount equal to the Group II Extra Principal Distribution Amount; and

               (viii) to the holders of the Classes of Group I Certificates, an amount equal to the excess, if any, of (x) the Group I Principal Distribution Amount for such Distribution Date over (y) the amount actually distributed to such holders on such Distribution Date pursuant to subclauses I(ii) and I(vii) from the Group I Available Funds, plus, any remaining OC Deficiency Amount for the Group I Certificates for such Distribution Date.

          On the first Distribution Date, the related Unutilized Pre-Funding Amount, if any, will be distributed as principal of the Class of Group II Certificates.

          On each Distribution Date, any remaining amounts after giving effect to the distributions specified in clauses I and II above will be paid, first, as principal to the holders of the Class P Certificates until the principal balance thereof is reduced to zero, and, thereafter, to the holders of the Class R Certificates in respect of the SR Interest.

          On each Distribution Date, all amounts representing prepayment premiums from the Mortgage Loans in each Loan Group received during the related Prepayment Period will be distributed to the holders of the Class P Certificates.

          Notwithstanding the foregoing, in the event an OC Deficit exists on any Distribution Date and the aggregate amount distributable as principal (including any draws made under the Certificate Insurance Policy) on the Offered Certificates is not sufficient to reduce such OC Deficit to zero, then all amounts that are distributable as principal of the Group I Certificates on such Distribution Date will be allocated concurrently to the outstanding Classes of Group I Certificates, pro rata, on the basis on their respective Class Certificate Principal Balances.

          (c) Whenever in the administration of the Trust the Trust Administrator comes into possession of money or other property not otherwise required to be paid to the Holders of the Regular Certificates, the Certificate Insurer, the Servicer or any other Person, or not required to be otherwise applied at any time pursuant to the provisions of this Agreement, the Trust Administrator shall promptly distribute such money or other property to the Class R Certificateholders.

          (d) Payments to the Certificateholders of each Class on each Distribution Date will be made to the Certificateholders of the respective Class of record on the related Record Date (other than as provided in Section 4.04(g) or Section 10.01 hereof respecting the final distribution on such Class), and shall be made to each such Certificateholder (x) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder is the registered owner of a Class R Certificate, or the registered owner of a Class of Regular Certificates evidencing a Percentage Interest aggregating at least 10% hereof, and shall have so notified the Trust Administrator in writing in the case of the first Distribution Date, by the Closing Date, and, in the case of all subsequent Distribution Dates, at least five Business Days prior to the Record Date immediately prior to such Distribution Date; or (y) otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Payments to the Certificate Insurer on any Distribution Date will be made by wire transfer of immediately available funds to the account designated by the Certificate Insurer (initially, in the Premium Letter).

          (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Certificates, and all interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Trust Administrator, the Seller, the Depositor, the Servicer or the Certificate Insurer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

          (f) Except as otherwise provided in Section 10.01 hereof, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

               (i) the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date and requests that such Holder send its Certificates to the Trust Administrator immediately following such final Distribution Date,

               (ii) no interest shall accrue on such Certificates from and after the end of the related Due Period, and upon the Trust Administrator's making of such final distribution with respect to such Class of Certificates, such Certificates will be absolutely null and void and of no further effect thereafter, and

               (iii) such final distribution will only be made upon presentment of the Certificates to the Trust Administrator at its Corporate Trust Office or at such other address set forth in such notice.

          (g) Within one Business Day of the Trust Administrator's receipt of any payment disbursed to it by the Certificate Insurer in respect of any Preference Amount recovered from the Class A Certificateholders, the Trust Administrator shall distribute such payment to such Certificateholders. If any such distribution is to be made on a Distribution Date, it shall be so made before giving effect to any distribution to be made on such date pursuant to
Section 4.04(b). The Trust Administrator shall distribute to the respective Class A Certificateholder any payment disbursed to it by the Certificate Insurer in respect of any previous distribution to a Class A Certificateholder that was avoided as a preference pursuant to a final, non-appealable order of a court of competent jurisdiction under applicable bankruptcy, insolvency, receivership or similar law, and that such Certificateholder has repaid to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, as the case may be.

          (h) With respect to each Account, the Servicer shall deliver to the Trust Administrator for deposit into such Account the amount of any losses incurred in connection with the investment of funds in such Account within one Business Day after receipt from the Trust Administrator of notice of any such losses. The Trust Administrator shall not be responsible for and shall be indemnified by the Servicer against any expenses or liability incurred with respect to such investment losses.

          (i) With respect to any Distribution Date, the Trust Administrator shall distribute to the Class P Certificateholders any amounts representing prepayment penalties received with respect to the Mortgage Loans during the related Due Period.

      Section 4.05. Statements to Certificateholders.

          On each Distribution Date the Trust Administrator shall forward by mail to each Holder of a Regular Certificate and the Certificate Insurer a statement, parts of which shall be based upon Servicer Information and upon which the Trust Administrator shall conclusively rely, without independent verification, as to the distributions made on such Distribution Date, setting forth the following information:

          (a) the amount of the distributions, separately identified, with respect to the Regular Certificates;

          (b) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and monthly scheduled payments of principal or other recoveries of principal included therein and separately identifying any amounts applied as OC Increase Amounts;

          (c) the amount of such distributions allocable to interest and the calculation thereof;

          (d) the Aggregate Loan Balance as of the end of the related Due
Period;

          (e) the Class Certificate Principal Balance of each Class of Regular Certificates after giving effect to any payment of principal on such Distribution Date;

          (f) the amount of any Insured Payment included in the amounts distributed to the Holders of Offered Certificates on such Distribution Date;

          (g) the principal amount of each Class A Certificate (based on a Certificate in the original principal amount of $1,000) which will be outstanding and the Class Certificate Principal Balance of each Class of Regular Certificates, in each case after giving effect to any payment of principal on such Distribution Date;

          (h) the amount of any OC Release Amount;

          (i) the Net WAC Cap;

          (j) the amount, if any, of Realized Losses for the previous calendar month;

          (k) the Overcollateralized Amount, if any, remaining after giving effect to all distributions on such Distribution Date;

          (l) the total of any Substitution Shortfall Amounts or Purchase Price amounts paid or received by the Servicer with respect to the preceding month;

          (m) the weighted average Mortgage Rate of the Mortgage Loans as of the last day of the related Due Period;

          (n) the current weighted average of the remaining terms of the Mortgage Loans;

          (o) the amount of Servicing Fee paid to or retained by the Servicer;

          (p) the amount of Administrative Fee paid to the Trustee and the Trust Administrator;

          (q) the amount of any Delinquency Advances and Servicing Advances for the related Due Period;

          (r) the number of Mortgage Loans outstanding;

          (s) the cumulative number and Loan Balances of liquidated Mortgage Loans;

          (t) the amount of cumulative Realized Losses and its percentage of the Cut-off Date Pool Balance;

          (u) the Class A-8IO-I Component Notional Balance and Class A-8IO-II Component Notional Balance relating to such Distribution Date;

          (v) the Cut-off Date Loan Balance of each Mortgage Loan which was modified or extended pursuant to Section 2.11 or 3.07 hereof;

          (w) the Remittance Report (as defined in Section 4.06 hereof);

          (x) the Principal Distribution Amount for such Distribution Date;

          (y) the statement or report of all earnings on and withdrawals from the Capitalized Interest Accounts and the Pre-Funding Accounts;

          (z) the Reimbursement Amount, if any;

          (aa) whether the Stepdown Requirement has been satisfied and whether the Servicer Termination Test has been violated;

               (i) the Pass-Through Rate for the Class A-1 Certificates for such Distribution Date;

          (bb) the amount on deposit in the Pre-Funding Accounts and in the Capitalized Interest Accounts;

          (cc) the amount distributed to the Class P Certificateholders with respect to prepayment penalties; and

          (dd) the amount distributed to the Residual Certificateholders.

          Items (a), (b), (c) and (e) above shall also be presented on the basis of a certificate having a $1,000 denomination.

          In addition, on each Distribution Date the Trust Administrator shall distribute to each Holder, together with the information described above, the following information based solely upon Servicer Information provided to the Trust Administrator pursuant to Section 3.18(a) hereof upon which the Trust Administrator may conclusively rely without independent verification:

          (A) the number of, and aggregate Loan Balances (including the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans) of, Mortgage Loans
          (i) 30-59 days Delinquent, (ii) 60-89 days Delinquent and (iii) 90 days or more Delinquent (which statistics shall include Mortgage Loans in foreclosure and bankruptcy but which shall exclude REO Properties), as of the close of business on the last day of the calendar month next preceding such Distribution Date and the aggregate Loan Balances of all Mortgage Loans as of such date;

          (B) the number of, and aggregate Loan Balances of, all Mortgage Loans in foreclosure proceedings (other than any Mortgage Loans described in clause (C) below) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (C) the number of, and the Aggregate Loan Balance of, the Mortgage Loans in bankruptcy proceedings and the percent of the Aggregate Loan Balance of such Mortgage Loans to the Aggregate Loan Balance of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (D) the number of REO Properties, the Aggregate Loan Balance of the related Mortgage Loans, and the percent of the Aggregate Loan Balance of such Mortgage Loans to the Aggregate Loan Balance of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

          (E) for each Mortgage Loan which is an REO Property, the Loan Balance of such Mortgage Loan, the loan number of such Mortgage Loan, the Value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Mortgage Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

          (F) for each Mortgage Loan which is in foreclosure, the Loan Balance of such Mortgage Loan, the Value of the Mortgaged Property, the Loan-to-Value Ratio and the loan-to-value ratio on the original Value as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date, based; and

          (G) the principal balance of each Mortgage Loan that was modified or extended pursuant to Section 2.10 or 3.01 hereof.

          Within a reasonable period of time (which shall not be more than 45 days) after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (a) through (c) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as are from time to time in force.

          On each Distribution Date the Trust Administrator shall forward to the Certificate Insurer, the Depositor, the Trustee, the Seller, each Holder of a Class R Certificate, the Servicer and Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention: Sam Chawla, (212) 940-1843) a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date, and a report of the amounts, if any, actually distributed with respect to the Class R Certificates on such Distribution Date.

          Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to any Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

          The Trust Administrator upon written request shall forward to any Certificateholder within five Business Days after the furnishing or receipt thereof by the Trustee, as the case may be, copies of any (i) directions, notices, certificates, opinions or reports furnished hereunder by the Trust Administrator to the Certificate Insurer, the Servicer, the Seller, the Trustee, the Depositor or the Rating Agencies, (ii) directions, notices, certificates, reports, opinions or any other information or document furnished to the Trust Administrator by the Certificate Insurer, the Trustee, the Servicer, the Seller, the Depositor or the Rating Agencies and (iii) anything requested in writing by any Certificateholder which the Trust Administrator otherwise sends to some other Person pursuant to this Agreement (excluding, however, routine items sent to Mortgagors, taxing or local property records authorities and similar items) which, in the case of clause (iii), such Certificateholder is not otherwise receiving; provided, however, that any such documents or information requested under clause (iii) shall be at the expense of the requesting Certificateholder; and provided, further, that the Trust Administrator shall not be required to provide any document or information which it is otherwise legally prohibited from providing.

      Section 4.06. Remittance Reports; Delinquency Advances by the Servicer
                    and Insurance Claims.

          (a) The Trust Administrator shall, not later than two Business Days prior to each Distribution Date, prepare and furnish by telecopy to the Seller, the Certificate Insurer and the Servicer a statement (with respect to such Distribution Date, the "Remittance Report") setting forth: (i) the Insured Distribution Amount for such Distribution Date, separately identifying the portions thereof allocable to principal and interest; (ii) the amount of any Available Funds Shortfall; (iii) the Interest Distribution Amount, if any, for each Class and the Principal Distribution Amount, in each case for such Distribution Date; (iv) the amount of Delinquency Advances made by the Servicer in respect of the related Distribution Date, the aggregate amount of Delinquency Advances outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances in respect of such Distribution Date; (v) the Reimbursement Amount due and owing to the Certificate Insurer on such Distribution Date; (vi) with respect to any reimbursement to be made to the Certificate Insurer for any part or all of the Reimbursement Amount on such Distribution Date, the amount, if any, allocable to principal and the amount allocable to interest; (vii) the aggregate amount of payments in respect of Prepayment Interest Shortfalls deposited in the Collection Account by the Servicer on the related Servicer Remittance Date pursuant to Section 3.23 hereof; and (viii) the amount allocated to the payment of any OC Increase Amount on such Distribution Date and the related Overcollateralized Amount after giving effect to all distributions on such Distribution Date.

          (b) On or before 12:00 noon, New York time, on the Servicer Remittance Date, the Servicer shall deposit into the Collection Account, for inclusion in the Available Funds for the next Distribution Date, in immediately available funds, the amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, (any such deposit made by the Servicer, a "Delinquency Advance"). The Servicer is permitted to fund its payment of Delinquency Advances from amounts then on deposit in the Collection Account representing collections on the Mortgage Loans relating to the then-current or any subsequent Due Period; any such amounts shall be replaced by Servicer on or prior to the next Servicer Remittance Date. The Servicer shall be required to make Delinquency Advances from its own funds (subject to reimbursement from subsequent collections on the related Mortgage Loans, when available) to the extent that such amounts in the Collection Account are insufficient.

          (c) The obligation of the Servicer to make Delinquency Advances (other than Nonrecoverable Delinquency Advances) is mandatory with respect to any Mortgage Loan or REO Property, and shall continue until a Final Recovery Determination or an REO Disposition in connection therewith or the purchase or repurchase thereof from the Trust pursuant to any applicable provision of this Agreement.

          (d) Notwithstanding anything herein to the contrary, no Delinquency Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Delinquency Advance or Servicing Advance would, if made, constitute a Nonrecoverable Delinquency Advance or Nonrecoverable Servicing Advance, respectively.

      Section 4.07. Compliance with Withholding Requirements.

          Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trust Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate to such Certificateholders the amount withheld. Any amounts so withheld shall be deemed to have been distributed to the related Certificateholders for all purposes of this Agreement.

      Section 4.08. Pre-Funding Accounts and Capitalized Interest Accounts.

          (a) The Trust Administrator, on behalf of the Trust and as agent for the Trustee, has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained two separate accounts each of which is denominated a "Pre-Funding Account", which are and shall continue to be Eligible Accounts in the name of the Trustee and shall be designated "U.S. Bank National Association, as Trust Administrator Firstar Bank Milwaukee, N.A., as Trustee of the New Century Home Equity Loan Trust, Series 1999-NCA Group I Pre-Funding Account" and "U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee of the New Century Home Equity Loan Trust, Series 1999-NCA Group II Pre-Funding Account." The Pre-Funding Accounts shall be treated as a "outside reserve fund" under applicable Treasury regulations and shall not be part of either REMIC. Any investment earnings on the Pre-Funding Accounts shall be treated as owned by the Seller and will be taxable to the Seller.

          The Trust Administrator, on behalf of the Trust and as agent for the Trustee, has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained two separate accounts each of which is denominated a "Capitalized Interest Account", which are and shall continue to be Eligible Accounts in the name of the Trustee and shall be designated "U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee of the New Century Home Equity Loan Trust, Series 1999-NCA Group I Capitalized Interest Account" and "U.S. Bank National Association, as Trust Administrator for Firstar Bank Milwaukee, N.A., as Trustee of the New Century Home Equity Loan Trust, Series 1999-NCA Group II Capitalized Interest Account." The Capitalized Interest Accounts each shall be treated as a "outside reserve fund" under applicable Treasury regulations and shall not be part of either REMIC. Any investment earnings on the Capitalized Interest Accounts shall be treated as owned by the Seller and will be taxable to the Seller.

          The amount on deposit in the Pre-Funding Accounts and the Capitalized Interest Accounts shall be invested in Eligible Investments in accordance with the provisions of Section 3.12 hereof.

          (b) On the Closing Date, the Seller shall cause to be deposited in the Group I Pre-Funding Account and in the Group II Pre-Funding Account the amounts of $67,257,787.68 and $9,100,776.62, respectively, and shall cause to be deposited in the Group I Capitalized Interest Account and the Group II Capitalized Interest Account the amounts of $422,305.47 and $63,753.78, respectively.

          (c) On each Additional Transfer Date, upon satisfaction of the conditions set forth in Section 2.13 hereof, the Trust Administrator shall withdraw from the related Pre-Funding Account an amount equal to 100% of the aggregate of the Cut-off Date Loan Balances of the Additional Mortgage Loans sold to the Trust for inclusion in Loan Group I or Loan Group II, as the case may be, on such Additional Transfer Date and pay such amount to or upon the order of the Seller.

          (d) On the Business Day prior to the first Distribution Date, the Trust Administrator shall (i) withdraw the related Unutilized Funding Amounts, if any, from the Pre-Funding Accounts, (ii) promptly deposit such amounts in the Certificate Account and (iii) distribute such amounts on such Distribution Date pursuant to Section 4.04 hereof.

          The amounts deposited in the Certificate Account pursuant to the preceding paragraph shall be net of any Pre-Funding Earnings.

          (e) On the Business Day prior to the first Distribution Date, the Trust Administrator shall transfer from each of the Capitalized Interest Accounts to the Certificate Account the related Capitalized Interest Requirements, if any, for such Distribution Date.

          (f) All Pre-Funding Earnings, if any, on deposit in each of the Pre-Funding Accounts and all amounts, if any, remaining in the Capitalized Interest Accounts on the first Distribution Date (after giving effect to clause (e)) shall be transferred to the Seller on such date.

                                  ARTICLE V.

                               THE CERTIFICATES

      Section 5.01. The Certificates.

          The Certificates consist of the Regular Certificates and the Class R Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Estate.

          The Certificates will be substantially in the forms annexed hereto as Exhibits A, B, C and D. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 IO Certificates shall be issued upon original issuance as Book-Entry Certificates. The Class P and Class R Certificates shall be issued at all times as Definitive Certificates. The Offered Certificates are issuable only in denominations of $50,000 and integral multiples of $1,000 in excess thereof. The Class P Certificates are issuable only in denominations of $100. The Class R Certificates are issuable only in denominations representing Percentage Interests of at least 10%.

          Upon original issue, the Certificates shall be executed by the Trustee or by the Trust Administrator and authenticated and delivered by the Trustee or by the Trust Administrator, upon the Written Order to Authenticate and upon receipt of the documents specified in Section 2.04 hereof. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or the Trust Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee or the Trust Administrator shall bind the Trustee or the Trust Administrator, as applicable, notwithstanding that such individuals or any of them shall have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee or the Trust Administrator by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Interest shall accrue on the Regular Certificates (other than the Class A-1 Certificates) on the basis of a 360-day year consisting of twelve 30-day months, except as otherwise provided herein. Interest shall accrue on the Class A-1 Certificates on the actual number of days in each Accrual Period and a 360-day year, except as otherwise provided herein.

      Section 5.02. Registration of Transfer and Exchange of Certificates.

          (a) The Trust Administrator shall cause to be kept at the office or agency appointed by the Trust Administrator in accordance with the provisions of Section 8.12 hereof a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor, each Certificateholder, the Trustee and the Certificate Insurer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Trust Administrator as to the information set forth in the Certificate Register. The Trust Administrator shall furnish or cause to be furnished to the Depositor, the Trustee and the Certificate Insurer and to any Certificateholder a listing of the names and addresses of the Certificateholders on reasonable request.

          (b) (i) The Class P Certificates and the Class R Certificates have not been registered or qualified under the 1933 Act or any state securities laws or "blue sky" laws. No transfer, sale, pledge or other disposition of any Class P Certificate or Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "blue sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act, the Trust Administrator shall not register such transfer unless:

                    (A) each Class P Certificateholder or Class R Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee certifies to the Trust Administrator in writing the facts surrounding such disposition, which certification shall be substantially in the form of Exhibit J hereto; or

                    (B) the Class P Certificateholder or Class R
          Certificateholder desiring to effect such disposition delivers to the Trustee an Opinion of Counsel satisfactory to the Trust Administrator that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee.

          None of the Seller, the Depositor, the Servicer, the Trust Administrator or the Trustee is obligated under this Agreement to register the Class P Certificates or the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class P Certificates or Class R Certificates without such registration or qualification. Any Class P Certificateholder or Class R Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly indemnify and reimburse the Trustee, the Seller, the Depositor, the Trust Administrator and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

               (i) Notwithstanding anything to the contrary herein, the Trust Administrator shall not register the acquisition or transfer of any Class P or Class R Certificate unless it shall have received (a) a representation, in form substantially identical to the one set forth in Exhibit J-1 hereto, to the effect that the acquiror or transferee of such Certificate is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or a Person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition or transfer or (b) if the acquiror is an insurance company, a representation that the acquiror is an insurance company that is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the acquisition and holding of such Certificates are covered under PTCE 95-60. The representations described above shall be deemed to have been made to the Trust Administrator by the acquirer's or transferee's acceptance of a Class R Certificate. In the event that such representation is violated, such attempted transfer or acquisition shall be void and of no effect.

          (c) Notwithstanding anything to the contrary contained herein, except for the transfer on the Closing Date of the Class R Certificates to the Seller, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, the Seller, the Class R Certificateholders, the Trust Administrator and the
Trustee: (i) an affidavit substantially in the form of Exhibit L hereto to the effect that such transferee is not a Disqualified Organization or a non-U.S. Person or an agent (including a broker, nominee or middleman) of a non-U.S. Person or a Disqualified Organization; and (ii) a certificate which acknowledges that (A) each Class R Certificate has been designated as a residual interest in the Master and Subsidiary REMICs, (B) the transferee will include in its income the entire net income of the related REMIC and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) the transferee expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or a non-U.S. Person or an agent (including a broker, nominee or middleman) of a Disqualified Organization or a non-U.S. Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trust Administrator, the Trustee, the Depositor (except in its capacity as transferor of such Certificate), the Seller and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trust Administrator, the Trustee, the Seller and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate to such purported Holder. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to the Seller to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the related REMIC to cease to qualify as a REMIC or cause the imposition of a tax upon such REMIC.

          (d) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate (duly endorsed, or accompanied by an executed assignment, as specified in the Certificate) at any agency or office appointed by the Trust Administrator for such purpose pursuant to
Section 8.12 hereof, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and the Trustee or the Trust Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (e) At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency appointed by the Trust Administrator for such purpose pursuant to Section 8.12 hereof. Whenever any Certificates are so surrendered for exchange the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and the Trustee or the Trust Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trust Administrator) be duly endorsed by, or be accompanied by an assignment in the form attached to the Certificate or by a written instrument of transfer in a form reasonably satisfactory to the Trust Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (g) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trust Administrator in accordance with its customary procedures.

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to each of the Trustee, the Trust Administrator and the Certificate Insurer such security or indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee and the Trust Administrator from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee or the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and the Trustee or the Trust Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator and the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Certificateholders.

          The Depositor, the Servicer, the Trust Administrator, the Trustee and the Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered in the Certificate Register as the Certificateholder for the purpose of receiving distributions pursuant to
Section 4.04 hereof and for all other purposes whatsoever, and none of the Seller, the Depositor, the Servicer, the Trust Administrator, the Trustee, the Certificate Insurer or any agent of any of them shall be affected by notice to the contrary.

      Section 5.05. Book-Entry Certificates.

          At such time, if any, as any Class of Regular Certificates shall be registered on the Certificate Register in the name of the Depository or its nominee, such Class shall be issued in the form of one or more typewritten Certificates representing Book-Entry Certificates to be delivered to the Depository by or on behalf of the Depositor. Any Certificate Owner owning a beneficial interest Book-Entry Certificates shall be entitled to receive definitive, fully registered Certificates ("Definitive Certificates") representing such Certificate Owner's interest in such Certificates pursuant to Section 5.07 hereof. Following the issuance of Book-Entry Certificates with respect to any Regular Certificates and until such time, if any, as Definitive Certificates shall have been issued to the Certificate Owners of such
Certificates:

          (a) the provisions of this Section 5.05 shall be in full force and effect;

          (b) the Depositor, the Servicer, The Trust Administrator, the Trustee and the Certificate Insurer may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, with respect to any Book-Entry Certificates, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on such Certificates to such Depository Participants;

          (d) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (e) the Trustee and the Trust Administrator may rely, and shall be fully protected in relying, upon information furnished by the Depository with respect to its Depository Participants; and

          (f) to the extent that the provisions of this Section 5.05 conflict with any other provisions of this Agreement, the provisions of this Section
5.05 shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing a specified percentage of the Voting Rights, such consent or direction may be given by a combination of Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates, and Certificateholders owning Definitive Certificates, evidencing in the aggregate such specified percentage of the Voting Rights.

      Section 5.06. Notices to Depository.

          Whenever any notice or other communication is required to be given to Holders of any Class of Certificates represented in whole or in part by Book-Entry Certificates, the Trust Administrator shall, with respect to such Book-Entry Certificates, give all such notices and communications to the Depository rather than to the related Certificate Owners.

      Section 5.07. Definitive Certificates.

          After any issuance of Regular Certificates as Book-Entry Certificates, upon the request of any Certificate Owner that its interest in such Book-Entry Certificates be exchanged for Definitive Certificates, such Certificate Owner, upon presentation of appropriate documentation to the Trust Administrator as required by this Article V and subject to the rules and procedures of the Depository, shall be entitled to be issued one or more Definitive Certificates in an aggregate denomination equal to that of such Book-Entry Certificates. Additionally, after any issuance of Regular Certificates as Book-Entry Certificates, if (a) the Depositor advises the Trustee or the Trust Administrator that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee, Trust Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee or the Trust Administrator that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of a Servicer Default, Certificate Owners of any Class of Certificates evidencing at least 51% of the Percentage Interests represented by the Book-Entry Certificates of such Class advise the Trustee, the Trust Administrator and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trust Administrator shall notify all Certificate Owners of the availability of Definitive Certificates to Certificate Owners requesting the same.

          The Depositor shall provide the Trust Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trust Administrator of any Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute and the Trustee or the Trust Administrator shall authenticate and deliver the Definitive Certificates that are to replace such Book-Entry Certificates. Neither the Depositor, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.


                                 ARTICLE VI.

                  THE SELLER, THE DEPOSITOR AND THE SERVICER

      Section 6.01. Liability of the Seller, the Depositor and the Servicer.

          The Seller, the Depositor and the Servicer each shall be severally liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken herein by the Seller, the Depositor and the Servicer, respectively.

      Section 6.02. Merger or Consolidation of the Seller or the Servicer.

          Subject to the following paragraph, the Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Servicer shall keep in full effect its existence, rights and franchises as a corporation organized under the laws of the State of New York (or under the laws of such other jurisdiction as may in the future issue a charter for the Servicer). The Seller and the Servicer each shall (and the Servicer shall require each Subservicer in the related Subservicing Agreement to) obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          The Seller or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets, or substantially all of its assets pertaining to the loan origination or servicing business, respectively, to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the requirements of Sections 6.06 and
7.02 hereof with respect to the qualifications of a successor Servicer.

      Section 6.03. Limitation on Liability of the Seller, the Depositor, the
                    Servicer, any Subservicer and Others.

          None of the Seller, the Depositor or the Servicer, or any of the directors, officers, employees or agents of the Seller, the Depositor or the Servicer, any Subservicer or members or affiliates of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Depositor, the Servicer or any such Person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Seller, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Depositor or the Seller, as the case may be, or by reason of reckless disregard of obligations and duties of the Servicer, the Depositor or the Seller, as the case may be, hereunder. The Seller, the Depositor, the Servicer and any director, officer, employee or agent of the Seller, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

          The Servicer, each Subservicer, the Seller and the Depositor and any director, officer, employee or agent of the Servicer, the Seller or the Depositor and any member or affiliate of the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except to the extent any such loss, liability or expense is otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, none of the Seller, the Depositor or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise provided herein, any of the Seller, the Depositor or the Servicer may, with the prior consent of the Trustee, the Trust Administrator and the Certificate Insurer, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Certificate Insurer hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust, and the Seller, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

      Section 6.04. Limitation on Resignation of the Servicer; No Assignment
                    or Delegation of Duties by Servicer.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by the mutual consent of the Certificate Insurer (except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee and the Trust Administrator shall control), the Trustee and the Trust Administrator or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent Opinion of Counsel to such effect delivered (at the expense of the Servicer) to the Trustee and the Trust Administrator. No resignation of the Servicer shall become effective until the Trustee, the Trust Administrator or a successor servicer, appointed pursuant to the provisions of Section 3.26(b) hereof and satisfying the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or (except as permitted by Section 3.02 hereof) delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of each of the Certificate Insurer, the Trust Administrator and the Trustee (except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee and the Trust Administrator shall control), and, absent such written consent, any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

      Section 6.05. Rights of the Seller, the Depositor, the
                    Certificateholders and Others in Respect of the Servicer.

          The Servicer shall (and shall require any Subservicer in the related Subservicing Agreement to) afford the Seller, the Depositor, the Trustee, the Trust Administrator, the Certificate Insurer and any Regular Certificateholder which has a greater than 10% Percentage Interest in the related Class and any representative or agent of the foregoing, upon reasonable prior notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer and each Subservicer responsible for such obligations. Upon request and at such requesting party's expense, the Servicer shall furnish to the Seller, the Depositor, any Certificateholder, the Trustee, the Trust Administrator and the Certificate Insurer, the Servicer's most recent publicly available financial statements and each Subservicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information reasonably relating to their capacity to perform their obligations under this Agreement as the Servicer or such Subservicer possesses.

          To the extent such information is not otherwise available to the public, the Seller, the Depositor, the Certificateholders, the Servicer (with respect to information of any Subservicer), the Trust Administrator, the Trustee and the Certificate Insurer shall not disseminate any information obtained pursuant to the preceding two sentences without the written consent of the Servicer or the Subservicer (only with respect to information of such Subservicer) except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies for reasons consistent with the performance of their respective duties or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority, or as may be required in any report submitted to any regulatory body, having jurisdiction over the Seller, the Depositor, the Servicer, the Trust Administrator, the Trustee, any Certificateholder or the Trust Estate, as the case may be, and in any case, the Seller, the Depositor, the Servicer (with respect to information of any Subservicer), the Trust Administrator or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information.

      Section 6.06. Eligibility Requirements for Servicer.

          The Servicer hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Certificate Insurer except that if a Certificate Insurer Default has occurred and is continuing, such entity shall be acceptable to the Trustee and the Trust Administrator. The Servicer shall be organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia and have, except in the case of the original Servicer, equity of at least $10,000,000 (or such lower level as may be acceptable to the Certificate Insurer, or, if a Certificate Insurer Default has occurred and is continuing, to the Trustee and the Trust Administrator). In case at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section 6.06, the Servicer shall resign immediately in the manner and with the effect specified in
Section 7.02(a) hereof.


                                 ARTICLE VII.

                                    DEFAULT

      Section 7.01. Servicer Defaults; Certain Matters Affecting the Servicer.

          (a) "Servicer Default", wherever used herein, means any one of the following events:

               (i) any failure by the Servicer to deposit into the Collection Account and the Certificate Account any amount (other than a Delinquency Advance required to be made from its own funds) that it is required to deposit under the terms of this Agreement, which failure continues unremedied for a period of two Business Days after the date upon which such payment was required to be remitted or paid; or

               (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement, which failure continues unremedied for a period of 30 days after the first date on which (x) a Servicing Officer has knowledge of such failure or (y) written notice of such failure, requiring the same to be remedied, shall have been given to a Servicing Officer by the Seller, the Majority Certificateholders, the Depositor, the Trust Administrator or the Trustee; or

               (iii) a decree or order for relief of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 45 days; or

               (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

               (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) if the Seller is the Servicer, any failure of the Seller to repurchase, or substitute a Qualified Substitute Mortgage Loan for, any Mortgage Loan as required by Section 2.06 hereof; or

               (vii) any failure of the Servicer to pay any Delinquency Advance or any amount in respect of Prepayment Interest Shortfalls on any Servicer Remittance Date required to be made from its own funds pursuant to
Section 3.23 or 4.06 hereof, respectively, which failure continues unremedied for a period of one Business Day; or

               (viii) there shall have occurred, and the Certificate Insurer shall have notified the Servicer, the Trust Administrator and the Trustee of, an event of default by the Servicer under the Insurance Agreement; or

               (ix) either (a) the Servicer fails to make any payment due with respect to recourse debt or other obligations which such debt or obligations have an aggregate principal balance of $750,000 or more; or (b) the occurrence of any event or the existence of any condition, the effect of which is to cause (or permit one or more Persons to cause) $750,000 or more of recourse debt or other obligations of the Servicer to become due before their stated maturity or before their regularly scheduled dates of payment, in each case, so long as such failure, event or condition shall be continuing and shall not have been waived by the Person or Persons entitled to performance; or

               (x) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of $750,000 which is uninsured, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution; or

               (xi) a failure of the Servicer to meet the Servicer Termination Test with respect to any Distribution Date; or

               (xii) the merger, consolidation or other combination of the Servicer with or into any other entity, unless (1) the Servicer is the surviving entity of such combination or (2) the surviving entity is a corporation or a national or state-chartered bank or a national banking association that is (x) organized and doing business under the laws of any state or the United States or any state thereof or the District of Columbia and (y) acceptable to the Majority Class R Certificateholders.

          If a Servicer Default shall occur, then, and in each and every such case, so long as such Servicer Default shall not have been remedied, (x) the Certificate Insurer or (y) if a Certificate Insurer Default has occurred and is continuing, the Trustee, at the direction of the Majority Certificateholders, may by notice in writing to the Servicer, the Trustee, the Trust Administrator, the Depositor, the Seller, each related Certificateholder and the Certificate Insurer, terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement, to the extent permitted by law, and in and to the related Mortgage Loans and the proceeds thereof.

          On and after the receipt by the Servicer of any such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator or other successor Servicer appointed pursuant to Section 3.26 hereof and, without limitation, the Trust Administrator or such other successor Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

          The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the successor Servicer with all documents and records requested by it to enable it to assume the functions of the Servicer under this Agreement and to cooperate with the successor Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day, to the successor Servicer or its designee for administration, of all cash amounts which shall at the time be or should have been credited by the Servicer to any Account, or which shall thereafter be received with respect to the related Mortgage Loans or any related REO Property (provided, however, that the Servicer shall to be entitled to receive at the time of relinquishing its servicing obligations, a cash payment equal to all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Delinquency Advances or otherwise and shall continue to be entitled to the benefit of
Section 6.03 hereof, notwithstanding such termination).

          For purposes of this Section 7.01, the Trustee and the Trust Administrator shall not be deemed to have knowledge of a Servicer Default unless a Responsible Officer of the Trustee or the Trust Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Default is received at the notice address of the Trustee or the Trust Administrator provided herein and such notice references the Certificates, the Seller, the Depositor, the Trust or this Agreement.

          For purposes of this Section 7.01, any consent or determination by the Certificate Insurer shall be replaced by consent or determination of the Majority Certificateholders if a Certificate Insurer Default has occurred and is continuing.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Servicer on behalf of Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Servicer on behalf of Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      Section 7.02. Trust Administrator or Trustee to Act; Appointment of
                    Successor.

          On and after the day the Servicer receives a notice of termination pursuant to Section 7.01 hereof or on and after the day the Servicer becomes ineligible to act as Servicer due to an inability to meet the eligibility requirements of Section 6.07 hereof or on and after the date on which the Servicer's term expires and is not renewed pursuant to Section 3.28 hereof, and unless a successor Servicer other than the Trust Administrator or the Trustee shall have been appointed pursuant to Section 3.26 hereof, the Trust Administrator (and in the event the Trust Administrator fails in its obligation, the Trustee) shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement (until replaced by the Certificate Insurer) and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer and any obligation to repurchase a Mortgage Loan for any reason hereunder) by the terms and provisions hereof, including, without limitation, the Servicer's obligations to make Delinquency Advances pursuant to Section 4.06 hereof (but only to the extent that it determines that such Delinquency Advance would not be a Nonrecoverable Delinquency Advance) and payments of Prepayment Interest Shortfalls pursuant to Section 3.23 hereof (including, if the Servicer was terminated in connection with a Servicer Default described in Section 7.01(a)(vii) hereof, the Delinquency Advance(s) and/or Prepayment Interest Shortfalls not made by the Servicer which resulted in such termination); provided, however, that if the Trust Administrator or Trustee, as applicable, is prohibited by law or regulation (as evidenced by an Independent Opinion of Counsel) from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trust Administrator or Trustee, as applicable, shall not be obligated to make Delinquency Advances or payments in respect of Prepayment Interest Shortfalls; and provided, further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section 7.01 hereof shall not be considered a default by the Trust Administrator or the Trustee, as applicable, as successor to the Servicer hereunder.

          Notwithstanding the above, if the Trust Administrator and the Trustee shall be unable to so act as successor Servicer or if the Trust Administrator and the Trustee are prohibited by law from making advances regarding delinquent Mortgage Loans or making payments in respect of Prepayment Interest Shortfalls, and in such event that the procedures described in Section 3.26 hereof have not commenced within a reasonable period of time, then the Trustee or the Trust Administrator shall petition a court of competent jurisdiction to appoint, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement, any established mortgage loan servicing institution qualified to service mortgage loans such as the Mortgage Loans which meets the eligibility requirements of Section 6.07 hereof.

          In connection with such appointment made by such court, the Trustee or the Trust Administrator, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Seller, the Certificate Insurer, the Trust Administrator, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. Upon a successor Servicer's acceptance of its appointment by such court, the Trustee or the Trust Administrator shall notify in writing the Seller, each Certificateholder, the Certificate Insurer, the Depositor and each Rating Agency of such appointment.

          No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor to the Servicer of all the responsibilities, duties and liabilities hereunder except as otherwise provided herein.

          Any successor to the Servicer, other than a successor appointed by a court of competent jurisdiction upon the petition of the Trustee or the Trust Administrator, shall be entitled to receive, as compensation therefor, the Servicing Fee, calculated at a servicing fee rate to be agreed upon at the time between such successor and the Seller (it being acknowledged that the Trust Administrator or Trustee as Successor Servicer shall be entitled to the Servicing Fee Rate provided for herein), but not in excess of the Servicing Fee Rate, and all funds relating to the Mortgage Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder.

          The successor Servicer (other than the Trustee or the Trust Administrator) shall be solely liable for all costs and expenses associated with the transfer of servicing to such successor Servicer, other than the costs and expenses of sending to the successor Servicer any Mortgage Loan files and records held by the Servicer being replaced, for which costs and expenses the Servicer being replaced shall have sole responsibility.

      Section 7.03. Notification to Mortgagors and Certificateholders.

          (a) Upon any such termination pursuant to Section 7.02 hereof or the appointment of a successor to the Servicer, the Trust Administrator shall, at the expense of the Servicer, give prompt written notice thereof to the Certificate Insurer and the related Certificateholders at their respective addresses appearing in the Certificate Register and to the related Mortgagors at their respective addresses appearing in the Mortgage Loan Schedule.

          (b) Within three Business Days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Default, the Trust Administrator shall transmit by mail, at the expense of the Servicer, to all Holders of Certificates and the Certificate Insurer notice of any Servicer Default actually known to a Responsible Officer of the Trust Administrator.

      Section 7.04. Additional Remedies of Trustee upon Servicer Defaults.

          Upon any Servicer Default, the Trustee shall have the right to the extent consistent with the rights reserved to the Certificate Insurer hereunder, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Default.

      Section 7.05. Waiver of Servicer Defaults.

          The Certificate Insurer, for so long as a Certificate Insurer Default has not occurred and is not continuing, and otherwise Majority Certificateholders may waive any Servicer Default and its consequences, except that a default in the making of any required deposit into the Collection Account or the Certificate Account that would result in a failure by the Trust Administrator to make any required distribution on the Certificates may be waived only by all of the Certificateholders. Upon any waiver of a past Servicer Default, such Servicer Default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trust Administrator to each Rating Agency and to all Certificateholders.

      Section 7.06. Survivability of Servicer Liabilities.

          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.


                                ARTICLE VIII.

              CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

      Section 8.01. Duties of Trustee and the Trust Administrator.

          Each of the Trustee and the Trust Administrator, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Default, each of the Trustee and the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee or the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

          Each of the Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the it which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form specified in this Agreement.

          Each of the Trustee and the Trust Administrator may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited, to consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

          No provision of this Agreement shall be construed to relieve the Trustee or the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions contained therein (including, but not limited to, Servicer Information), upon any certificates or opinions furnished to the Trustee and the Trust Administrator that are in the forms specified in this Agreement;

               (ii) Neither the Trustee nor the Trust Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or the Trust Administrator, unless it shall be proved that the Trustee or the Trust Administrator was negligent in ascertaining the pertinent facts; and

               (iii) Neither Trustee nor the Trust Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority
Certificateholders issued to the Trustee or the Trust Administrator pursuant to Section 8.13 hereof.

          The Trust Administrator shall, upon receipt of the request substantially in the form of Exhibit O attached hereto, prepare, issue and forward to the Servicer checks for refunds and expenses indicated on such request.

      Section 8.02. Certain Matters Affecting the Trustee and the Trust
                    Administrator.

          (a) Except as otherwise provided in Section 8.01 hereof:

               (i) Each of the Trustee and the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (including, but not limited to, Servicer Information) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) Each of the Trustee and the Trust Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) Neither the Trustee nor the Trust Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Trust Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee or the Trust Administrator, as the case may be, from a Holder which is an insurance company having long-term unsecured debt that is rated at least investment grade (or has a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement); nothing contained herein shall, however, relieve the Trustee or the Trust Administrator of the obligation, upon the occurrence of a Servicer Default of which the Trustee or the Trust Administrator, as the case may be, has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (iv) Neither the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of a Servicer Default hereunder and after the curing of all Servicer Defaults which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by the Majority Certificateholders; provided, however, that if the payment of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee or the Trust Administrator from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Servicer upon demand;

               (vi) The Trustee or the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

               (vii) Neither the Trustee nor the Trust Administrator shall be personally liable for any loss resulting from the investment of funds at the direction of the Servicer or the Seller held in any Account; provided, however, that the Trustee or the Trust Administrator, as applicable, shall be personally liable on any investment on which the Trustee or the Trust Administrator or an affiliate thereof, as applicable, is the obligor and has defaulted.

          (b) Following the Closing Date, and except as otherwise provided in this Agreement, neither the Trustee nor the Trust Administrator shall knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it to the effect that the inclusion of such assets in either REMIC will not cause such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      Section 8.03. Neither Trustee nor Trust Administrator Liable for
                    Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates (other than the signature on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. Neither the Trustee nor the Trust Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee, or the Trust Administrator, and authentication of the Trustee or the Trust Administrator on the Certificates) or of any Mortgage Loan or related document. Neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller, the Depositor, the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller, the Depositor or the Servicer in respect of the Mortgage Loans or for the use or application of any funds deposited into or withdrawn from the Collection Account by the Servicer.

      Section 8.04. Trustee and Trust Administrator May Own Certificates.

          The Trustee or Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Trust Administrator, as applicable.

      Section 8.05. Expenses of Trustee and Trust Administrator.

          The Trust Administrator shall withdraw from the Certificate Account on each Distribution Date the Administrative Fee as described in Section 4.04 hereof and shall remit to the Trustee the portion thereof to which it is entitled. In addition, the Seller covenants and agrees to pay or reimburse the Trustee or the Trust Administrator, upon request, for all reasonable expenses, disbursements and advances incurred or made by the Trustee or Trust Administrator, and any director, officer, employee or agent acting for and on behalf of the Trustee or Trust Administrator, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel obtained or permitted to be obtained by the Trustee or the Trust Administrator) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Trustee and Trust Administrator and any director, officer, employee or agent of the Trustee and Trust Administrator shall be indemnified by the Seller and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certificates, or the performance of any of the Trustee's or Trust Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder; provided, however, that with respect to any such loss, liability or expense, the Trustee or the Trust Administrator shall have given to the Seller, the Depositor, the Servicer, the Certificate Insurer and the Certificateholders written notice thereof promptly after the Trustee or the Trust Administrator shall have knowledge thereof. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator.

      Section 8.06. Trustee and Trust Administrator Eligibility Requirements.

          Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation or a national or state-chartered bank or a national banking association acceptable to the Certificate Insurer and that is not an affiliate of the Seller or the Servicer, organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or a member of a bank holding company whose capital and surplus is at least $100,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation, bank or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time any Trustee or Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee or the Trust Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 8.07 hereof. The corporation, bank or association serving as Trustee or Trust Administrator may have normal banking and trust relationships with the Seller and the Servicer and the respective affiliates.

      Section 8.07. Resignation and Removal of the Trustee and the Trust
                    Administrator.

          Either the Trustee or Trust Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Depositor, the Servicer, the Certificate Insurer, to all Certificateholders and if the Trustee is resigning, to the Trust Administrator, or, if the Trust Administrator is resigning, to the Trustee. Upon receiving such notice of any such resignation or of any removal as provided in this Section, the Certificate Insurer may select, or if the Certificate Insurer elects not to, the Servicer shall select a successor Trustee or Trust Administrator (which may be the same Person, if both are being replaced) and shall present such party to the Certificate Insurer and upon its approval such party shall promptly be appointed successor trustee or trust administrator by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Trust Administrator and to the successor trustee or trust administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer. If no successor trustee or trust administrator shall have been so appointed and accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

          If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request therefor, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall solicit and present to the Certificate Insurer a written instrument removing the Trustee or the Trust Administrator, as applicable, and appointing a successor trustee or trust administrator, as applicable and, upon its written approval, such instrument shall be delivered to the Trustee or the Trust Administrator so removed and to the successor trustee or trust administrator. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer.

          The Majority Certificateholders, with the written consent of the Certificate Insurer (which shall only be required if no Certificate Insurer Default has occurred and is continuing), or the Certificate Insurer (if no Certificate Insurer Default has occurred and is continuing) may at any time remove the Trustee or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee or the Trust Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Servicer, the Certificate Insurer and the Seller by the Trustee or the Trust Administrator, as applicable.

          Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor trustee or successor trust administrator pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee or successor trust administrator as provided in Section 8.08 hereof.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists and is continuing, neither the Trustee nor the Trust Administrator may be removed by the Certificateholders without the prior written consent of the Certificate Insurer.

      Section 8.08. Successor Trustee and Trust Administrator.

          Any successor trustee or successor trust administrator appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Certificateholders, the Certificate Insurer, the Servicer, the Trustee or the Trust Administrator, as applicable, and to its predecessor trustee or predecessor trust administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor trust administrator shall become effective and such successor trustee or predecessor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee or predecessor trust administrator, as applicable, shall deliver to the successor trustee or predecessor trust administrator, as applicable, all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a custodian, which shall become the agent of any successor trustee hereunder), and the Seller, the Servicer and the predecessor trustee or the predecessor trust administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee or successor trust administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee or successor trust administrator shall be eligible under the provisions of Section 8.06 hereof.

          Upon acceptance of appointment by a successor trustee or successor trust administrator as provided in this Section 8.08, the predecessor trustee or successor trust administrator shall mail notice of the succession of such trustee or trust administrator hereunder to each Holder of Certificates at their respective addresses as shown in the Certificate Register and to each Rating Agency. If the predecessor trustee or successor trust administrator fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee or successor trust administrator, the successor trustee or successor trust administrator, as applicable, shall cause such notice to be mailed at the expense of the predecessor trustee or predecessor trust administrator.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee or successor trust administrator pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

          Neither the Trustee nor the Trust Administrator shall be liable for the acts or omissions to act of any successor Trustee or successor Trust Administrator, as applicable, appointed hereunder.

      Section 8.09. Merger or Consolidation of Trustee or Trust Administrator.

          Any corporation, bank or association into which the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any corporation, bank or association succeeding to the business of the Trustee or the Trust Administrator, shall be the successor of the Trustee or the Trust Administrator hereunder, provided such corporation, bank or association shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions hereof, at any time for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or property securing the same may at the time be located, the Trustee with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Trustee shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Certificate Insurer shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Trust Administrator Records.

          The Trust Administrator and the Trustee shall afford the Seller, the Depositor, the Servicer, the Certificate Insurer, the Trustee and each Certificateholder, upon reasonable notice during normal business hours, access to all records maintained by the Trust Administrator or the Trustee, as applicable, in respect of its duties hereunder and access to officers of the Trust Administrator responsible for performing such duties, such inspection to take place, in the case of the Trust Administrator, at 180 East Fifth Street, St. Paul, Minnesota 55101 or such other place as designated by the Trust Administrator and, in the case of the Trustee, at 1555 North River Center Drive, Milwaukee, Wisconsin 53212. Upon request, the Trust Administrator and the Trustee shall each furnish the Servicer, the Certificate Insurer, the Trustee and any requesting Certificateholder with its most recent financial statements. The Trust Administrator and the Trustee shall cooperate fully with the Seller, the Servicer and such Certificateholder and shall make available to the Seller, the Servicer, the Certificate Insurer, the Trust Administrator or Trustee, as applicable, and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's or the Trust Administrator's duties hereunder. The Seller, the Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee or by the Trust Administrator and are not obligated to supervise the performance of the Trustee and the Trust Administrator under this Agreement or otherwise.

      Section 8.12. Appointment of Office or Agency.

          The Trust Administrator designates its office at 180 East Fifth Street, St. Paul, Minnesota 55101 as its agency where the Certificates may be surrendered for registration of transfer or exchange and presented for final distribution. The Trust Administrator designates its offices at 180 East Fifth Street, St. Paul, Minnesota 55101, as the office at which notices and demands to or upon the Trust Administrator in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.

      Section 8.13. Exercise of Trustee Powers by Certificateholders.

          Subject to the provisions of this Article VIII, the Certificate Insurer, or the Majority Certificateholders with the consent of the Certificate Insurer (provided that such consent of the Certificate Insurer shall not be required if a Certificate Insurer Default has occurred and is continuing), may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee in its capacity as Trustee (and not in its individual capacity) or the Trust Administrator in its capacity as Trust Administrator (and not in its individual capacity) with respect to the Certificates or exercising any trust or power conferred on the Trustee or the Trust Administrator with respect to the Certificates or the Trust (except that if a Certificate Insurer Default has occurred and is continuing then the direction of the Majority Certificateholders shall control and the Certificate Insurer shall have no right to act); provided, however, that:

               (i) such direction shall not be in conflict with any rule of law or with this Agreement; and

               (ii) each of the Trustee and the Trust Administrator shall have been provided with indemnity satisfactory to it (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee and the Trust Administrator from a Person which is an insurance company having long-term unsecured debt that is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement).


                                 ARTICLE IX.

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

      Section 9.01. Certain Rights of the Certificate Insurer.

          By accepting its Certificate, each Holder of a Class A Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders (except as provided in Section 11.01), including but not limited to the following rights, without any consent of the Holders of Offered
Certificates:

          (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Servicer to do so for any reason, except that in the case of
Section 3.15(b) hereof;

          (b) the right to require the Seller to repurchase or substitute for, or to require the Servicer to purchase, Mortgage Loans pursuant to Section 2.06;

          (c) the right to give notices of breach or to terminate the rights and obligations of the Servicer pursuant to Section 7.01;

          (d) the right to direct the actions of the Trustee and the Trust Administrator during the continuance of a Servicer Default pursuant to Sections 7.01 and 7.02; and

          (e) the right to direct the Trustee to investigate certain matters pursuant to Section 8.02(a)(v).

          In addition, each Holder of a Class A Certificate agrees that, unless a Certificate Insurer Default exists, the right to remove the Trustee and the Trust Administrator pursuant to Section 8.07 hereof may be exercised by the Majority Certificateholders only with the prior written consent of the Certificate Insurer.

      Section 9.02. Trustee To Act Solely with Consent of the Certificate
                    Insurer.

          (a) Unless a Certificate Insurer Default exists, neither the Trustee nor the Trust Administrator shall:

               (i) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 7.01 or consent to the resignation of the Servicer pursuant to Section 6.04;

               (ii) terminate any Sub-Servicing Agreements pursuant to Section 3.03;

               (iii) assume any Sub-Servicing Agreements pursuant to Section 3.06; or

               (iv) undertake any litigation pursuant to either Section 7.05 or 8.02(a)(iii);

without the prior written consent of the Certificate Insurer.

          (b) Notwithstanding anything herein to the contrary, after the occurrence of a Servicer Default and until such time as all Servicer Defaults have been cured, no provision of this Agreement shall require the Trustee or the Trust Administrator to take any action or omit to take any action at the request of the Certificate Insurer or any Certificateholder to the extent the Trustee or Trust Administrator believes in good faith such action or omission would cause the Trustee or the Trust Administrator to violate any law or regulation applicable to it or to breach their respective obligations owed by it to the Certificateholders and to the Certificate Insurer, pursuant to this Agreement or otherwise.

      Section 9.03. Trust Estate and Accounts Held for Benefit of the
                    Certificate Insurer and the Certificateholders.

          The Trustee and the Trust Administrator shall hold the Trust Estate and the Mortgage Files, and shall maintain the Accounts, for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement (including, without limitation, in Sections 2.02, 2.04, 3.10 and 4.04) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee and Trust Administrator shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof), for action to preserve or enforce the respective rights and interests of the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) under this Agreement and the Certificates.

          The Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01(b) and 3.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default exists, the Servicer shall not terminate any Sub-Servicing Agreements without cause or undertake any litigation pursuant to
Section 3.12(c), without the prior written consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, neither the Servicer nor the Seller shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior written consent of the Certificate Insurer.

      Section 9.04. Effect of Payments by the Certificate Insurer; Subrogation.

          Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Offered Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Offered Certificates from the Trust Estate and shall not result in the payment of or the provision for the payment of the principal of or interest on the Offered Certificates within the meaning of Section 4.04. The Seller, the Depositor, the Servicer, the Trust Administrator and the Trustee acknowledge, and each Holder by its acceptance of a Class A Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Seller, the Servicer, the Trust Administrator or the Trustee, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Offered Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and/or interest from the Trust Estate.

          The Trustee, the Depositor, the Trust Administrator and the Servicer shall reasonably cooperate in all respects with any reasonable request by the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) for action to preserve or enforce the respective rights or interests of the Certificate Insurer or the Class A Certificateholders under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

      Section 9.05. Notices to the Certificate Insurer.

          All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders if not otherwise required to be sent to the Certificate Insurer, shall also be sent to the Certificate Insurer.

      Section 9.06. Third-Party Beneficiary.

          The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

      Section 9.07. Trustee to Hold the Policy.

          The Trust Administrator will hold the Policy in trust as agent for the holders of the Offered Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policy nor amounts paid on the Policy will constitute part of the Trust Estate or assets of either REMIC. Each holder of Offered Certificates, by accepting its Offered Certificates, appoints the Trust Administrator as attorney-in-fact for the purpose of making claims on the Policy.


                                  ARTICLE X.

                                  TERMINATION

      Section 10.01. Termination.

          (a) Subject to Section 10.02 hereof, this Agreement shall terminate upon notice to the Trustee and the Trust Administrator of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer, the Trustee and the Trust Administrator or (ii) mutual consent of the Servicer, the Seller, the Certificate Insurer and each and every Certificateholder in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of John D. Rockefeller, Sr., the late President of Standard Oil Corporation, alive as of the date hereof.

          (b) Subject to Section 10.02 hereof, the Servicer may, at its option (or the Certificate Insurer, if the Servicer does not exercise such option), terminate this Agreement on any Distribution Date following the Call Option Date by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (x) the greater of (i) 100% of the Loan Balance of each such outstanding Mortgage Loan and each such REO Property as of the last day of the preceding Due Period and (ii) the fair market value (disregarding accrued interest) of such Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee, the Trust Administrator, the Certificate Insurer and the Servicer) made by nationally recognized dealers, (y) 30 days' interest thereon at a rate equal to the Mortgage Rate (or such lesser rate as may be in effect due to the application of the Civil Relief Act) and (z) the aggregate amount of (i) all unreimbursed Delinquency Advances, (ii) all unreimbursed Servicing Advances relating only to such Mortgage Loans and REO Properties then held as part of the Trust Estate and (iii) any accrued and unpaid Servicing Fees (such sum, the "Termination Price"). Any such purchase which results in unpaid Reimbursement Amounts shall require the consent of the Certificate Insurer.

          (c) In connection with any such purchase pursuant to paragraph (b) above, the Servicer shall deposit into the Certificate Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.11 hereof), which deposit shall be deemed to have occurred immediately preceding such purchase.

          Any such purchase shall be accomplished by the deposit of the Termination Price into the Certificate Account on the applicable Servicer Remittance Date, which amount shall be applied to the distributions to be made on the Distribution Date immediately following such Servicer Remittance Date. Upon such deposit of the Termination Price, the Trustee shall pay the Servicer the amount described in clause (z) of the definition of "Termination Price" from the amounts on deposit in the Certificate Amount.

          (d) In connection with any such purchase pursuant to paragraph (b) above, the party or parties effecting such purchase shall (i) at its or their own expense, provide to the Trustee and the Trust Administrator an Opinion of Counsel experienced in federal income tax matters, in form and substance satisfactory to the Trustee and the Trust Administrator, to the effect that such purchase constitutes a "Qualified Liquidation" of the related REMIC, as such term is defined in the REMIC Provisions, and (ii) give the Trustee, the Trust Administrator, the Certificate Insurer and the Servicer (if the purchaser is not the Servicer) at least 60 days' prior written notice of its or their intent to exercise such option. The party or parties effecting the purchase and the Servicer shall at the time discuss future servicing arrangements for the Mortgage Loans.

          (e) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate shall, after the Trustee's and the Trust Administrator's receipt of any such notice, be given promptly by the Trust Administrator by letter to the Certificateholders by first class mail or overnight delivery during the month of such final distribution two Business Days after the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made and (ii) the amount of any such final payment.

          (f) Each Holder is required, and hereby agrees, to return to the Trust Administrator any Certificate with respect to which the Trust Administrator has made the final distribution due thereon. Any such Certificate as to which the Trust Administrator has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trust Administrator.

          (g) In the event that any amount due to any Regular Certificateholder remains unclaimed, the Trust Administrator shall, at its expense, use its best efforts to contact each such Regular Certificateholder by mail or telephone and if such efforts fail shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Such funds shall remain uninvested and shall not accrue any interest. If, within two years after such publication, such amount remains unclaimed, the party or parties effecting the purchase pursuant to either clause (b) or (c) above shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trust Administrator, upon transfer of such funds, shall be discharged of any responsibility for such funds, and the Certificateholders shall look to such party for payment.

          (h) Following any purchase by the party or parties effecting the purchase pursuant to clause (b) above, the Trust Administrator shall promptly release to such party or parties the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effect such transfer as are furnished by such party or parties.

          (i) The Trust Administrator shall return the Policy to the Certificate Insurer no later than five Business Days following the termination of this Agreement.

      Section 10.02. Additional Termination Requirements.

          (a) In the event that the purchase of the Mortgage Loans as provided in Section 10.01 hereof occurs, the Trust shall be terminated in accordance with the following additional requirements, unless the party or parties effecting such purchase obtains at its or their own expense and delivers or deliver to the Trustee, the Trust Administrator and the Certificate Insurer an Opinion of Counsel, addressed to the Seller, the Servicer, the Trustee, the Trust Administrator and the Certificate Insurer, to the effect that the failure of either REMIC to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" of either REMIC as defined in Section 860F of the Code or (y) cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee, on behalf the REMICs, shall adopt a plan of complete liquidation of REMICs, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder and shall specify the first day of such period in a statement attached to such REMIC's final Tax Returns pursuant to Treasury Regulations ss. 1.860F1;

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the Servicer, with the cooperation of the Trustee, shall conduct a sale of the assets of the Trust Estate to the purchasing party or parties for cash; and

               (iii) At the time of the making of the final payment on the Certificate, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the purchasing party or parties all cash on hand in any Account not required to be paid to the Servicer, the Regular Certificateholders, or any other Person, and the Trust shall terminate at that time.

          (b) By their acceptance of Class R Certificates, the related Holders thereof hereby agree to authorize the Trustee on behalf of each REMIC to adopt a plan of complete liquidation of the REMICs, which authorization shall be binding upon all successor Class R Certificateholders.


                                 ARTICLE XI.

                           MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment.

          This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer, the Trust Administrator and the Trustee with the consent of the Certificate Insurer and without the consent of the Certificateholders; (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall not, as evidenced by an Independent Opinion of Counsel delivered to the Servicer, the Certificate Insurer, Trust Administrator and the Trustee, adversely affect in any respect the interests of any Certificateholder.

          In addition, this Agreement may be amended from time to time by the Seller, the Depositor, the Servicer, the Trust Administrator and the Trustee with the consent of the Certificate Insurer with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding.

          Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Independent Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on either REMIC pursuant to the REMIC Provisions or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any such amendment the Trust Administrator shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or the Servicer (but in no event at the expense of the Trust Administrator), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer, each Certificateholder, the Certificate Insurer and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Each of the Trust Administrator and the Trustee may, but shall not be obligated to, enter into any amendment pursuant to this 11.01 Section that affects its rights, duties and immunities under this Agreement or otherwise.

      Section 11.02. Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04. Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05. Notices.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given (except as otherwise provided in Section 11.12 hereof) if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller and the Servicer, 18400 Von Karman, Suite 1000, Irvine, CA 92612 (telecopy number (714) 224-5000), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer, the Trust Administrator and the Trustee in writing by the Seller, (b) in the case of the Trust Administrator, U.S. Bank National Association, 180 East Fifth Street, 2nd Floor, St. Paul, Minnesota 55101, Attention: Structured Finance/New Century 1999-NCA (telecopy number (612) 244-0089), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer, the Seller, the Trust Administrator and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention:
General Counsel, (203) 625-6065 (telecopy number (203) 629-4571), or such other address or telecopy number as may be furnished to the Seller, the Certificate Insurer, the Servicer, Trust Administrator and the Trustee in writing by the Depositor, (d) in the case of the Trustee, Firstar Bank Milwaukee, N.A., 1555 North River Center Drive, Suite 301, Milwaukee, Wisconsin 53212, or such other address or telecopy number as may be furnished to the Seller, the Certificate Issuer, the Servicer, the Trustee and the Depositor in writing by the Trustee, and (e) in the case of the Certificate Insurer, Financial Security Assurance, Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Re: New Century Asset backed pass-through Certificates, Series 1999-NCA, (212) 826-0100, telecopy number
(212) 339-3518 (in each case in which notice or other communication to the Certificate Insurer refers to a Servicer Default or a claim on the Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of each of the General Counsel and the Head -- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or such other address or telecopy number as may hereafter be furnished to the Trustee, the Seller, the Trust Administrator, the Depositor and the Servicer in writing by the Certificate Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

      Section 11.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07. Article and Section References.

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

      Section 11.08. Notice to the Rating Agencies.

          (a) Each of the Trust Administrator and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trust Administrator or Servicer, as the case may be, has actual knowledge:

               (i) any material change or amendment to this Agreement;

               (ii) the occurrence of any Servicer Default that has not been cured or waived;

               (iii) the resignation or termination of the Servicer or the Trust Administrator;

               (iv) the final payment to Holders of the Certificates of any Class;

               (v) any change in the location of any Account; and

               (vi) if the Trust Administrator or the Trustee is acting as successor Servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trust Administrator or the Trustee to make Delinquency Advances.

          (b) In addition, (i) the Trust Administrator shall promptly furnish to each Rating Agency copies of the following:

               (A) each annual report to Certificateholders described in
               Section 4.05 hereof; and

               (B) each Statement to Certificateholders described in Section
               4.05 hereof; and

               (ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

               (A) each annual statement as to compliance described in Section
               3.19 hereof;

               (B) each annual independent public accountants' servicing report described in Section 3.20 hereof;

               (C) each Collection Account Statement described in Section 3.18 hereof; and

               (D) each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made a Delinquency Advance.

          Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's Ratings Services, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Mortgage Surveillance Group; and Moody's Investors Service, Inc., Pass-Through Monitoring Department, 99 Church Street, New York, New York 10007, Attention: Structured Finance Group.

      Section 11.09. Further Assurances.

          Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders, the Trust Administrator, nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

      Section 11.10. Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      Section 11.11. Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller, the Trust Administrator, the Servicer, and the Certificate Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

      Section 11.12. Tax Matters Person.

          So long as the Seller owns a 100% Percentage Interest in the Class R Certificate, the Seller shall act as the Tax Matters Person for the related REMIC Trust for all purposes of the Code. The Tax Matters Person shall perform, or cause to be performed, such duties, and shall take, or cause to be taken, such actions as are required to be performed or taken by a "tax matters person" under the Code. The Seller, as Tax Matters Person, hereby appoints the Trust Administrator to act as agent of the Tax Matters Person. If the Seller hereafter transfers ownership of a Percentage Interest in the Class R Certificates to a third party, the Seller may appoint such third party to be the Tax Matters Person for such REMIC Trust.


          IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer, the Trustee and the Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            FINANCIAL ASSET SECURITIES CORP.,
                                              as Depositor

                                            By:/s/ James Raezer
                                              ---------------------------
                                               Name:  James Raezer
                                               Title: Vice President


                                            NEW CENTURY MORTGAGE CORPORATION,
                                              as Servicer

                                            By:/s/ Patrick J. Flanagan
          `                                   -----------------------------
                                               Name:  Patrick J. Flanagan
                                               Title: Executive Vice President


                                            FIRSTAR BANK MILWAUKEE, N.A.,
                                              as Trustee

                                            By:/s/ Pamela Warner
                                               ----------------------------
                                               Name:  Pamela Warner
                                               Title: Assistant Vice President


                                            U.S. BANK NATIONAL ASSOCIATION,
                                              as Administrator

                                            By:/s/ Harry Hall
                                              -----------------------------
                                               Name:  Harry Hall
                                               Title: Vice President


                                            NC CAPITAL CORPORATION,
                                             as Seller

                                            By:/s/ John Kontoulis
                                              ----------------------------
                                               Name:  John Kontoulis
                                               Title: Senior Vice President


STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )

          On the 24th day of June, 1999 before me, a notary public in and for said State, personally appeared James Raezer, known to me to be a Vice President of Financial Asset Securities Corp., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    /s/ Ryan O'Connor
                                                    ------------------------
                                                        Notary Public


STATE OF CALIFORNIA   )
                      ) ss.:
COUNTY OF ORANGE      )

          On the 24th day of June, 1999 before me, the undersigned, a notary public in and for said State, personally appeared John Kontoulis, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed it in his authorized capacity, and that by his signature on the instrument, such corporation executed the within instrument.

          WITNESS my hand and affixed my official seal.


                                                    /s/ Kimberly L. Hill
                                                    -----------------------
                                                           Notary Public


STATE OF WISCONSIN    )
                      ) ss.:
COUNTY OF MILWAUKEE   )

          On the ___th day of June, 1999 before me, a notary public in and for said State, personally appeared Pamela Warner, known to me to be a Vice President of Firstar Bank Milwaukee, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    /s/ F.J. Gingrasso
                                                    -------------------------
                                                           Notary Public

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF RAMSEY      )

          On the 24th day of June, 1999 before me, a notary public in and for said State, personally appeared Harry Hall, known to me to be a Vice
President of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    /s/ Toby Robillard
                                                    ------------------------
                                                           Notary Public